iShares MSCI Series


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                                                              SEMI-ANNUAL REPORT
                                                               February 28, 2001


                                                         THE WAY YOU INVEST NOW.
                                                                    ONLY BETTER.


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iShares
BARCLAYS GLOBAL INVESTORS

                                                                   ISHARES, INC.
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                                                                  April 11, 2001

Dear Shareholder:

     We are pleased to present the semi-annual report for the iShares MSCI Index Funds (the "Funds"). The shares of the Funds are known as "iShares". This report covers the semi-annual period from September 1, 2000 through February 28, 2001. The semi-annual report contains important information about the performance of your investment, a manager's discussion and analysis for each Fund from the Fund's Investment Adviser, Barclays Global Fund Advisors, as well as important financial information.

     Each Fund seeks to provide broad-based exposure to a particular country's or region's stock market by tracking the performance of a Morgan Stanley Capital International ("MSCI") Index. The Investment Adviser's discussion contains information about performance and tracking for each of the Funds.

GROWTH ACTIVITY

     With your help, the Funds have continued to grow as an efficient way to invest in selected foreign equity markets. As of February, 2001, net assets of the twenty-one iShares MSCI Index Funds totalled almost $1.7 billion.

     Because the value of total net assets fluctuates with the performance of the respective foreign equity markets, we believe that the number of shares outstanding offers a better indicator of the Funds' attractiveness to investors. Shares outstanding are now at 139.6 million, up from 136.7 million at August 31, 2000. The sustained increase in shares outstanding shows the growing acceptance of iShares among investors as a way to access foreign equity markets.

INTERNATIONAL PERFORMANCE

     Although the performance reviews for each Fund contained in this report address the specific issues that affected the performance of the Fund's particular market, a number of trends had a global impact over the reporting period. The ongoing correction in the technology and telecommunications sectors continued to pressure many foreign markets as demand for technology and telecom products slowed. That trend was in part cause and effect of slowing growth in the overall U.S. economy, which in turn triggered declines in markets and individual exporters that rely heavily on U.S. consumer demand. The U.S. slowdown did, however, led to expectations that the U.S. Federal Reserve Board would lower interest rates, which it did in January. The Fed's one-percentage-point reduction in rates that month helped to boost many foreign markets in January and February.

CONCLUSION

     The continued popularity of the iShares MSCI Index Funds continues because investors such as yourself understand that iShares provides an easy, relatively inexpensive way to access any of more than twenty foreign stock markets.

     We thank you for your continued support of and confidence in iShares, Inc. and hope the Funds will continue to meet your portfolio needs.

     Sincerely,

     /s/ NATHAN MOST

     Nathan Most
     Chairman and President
     iShares, Inc.

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INTRODUCTION

     In this section, the Investment Adviser discusses the performance of each Fund. The introduction provides an overview of how the iShares MSCI Index Funds (each, a "Fund," and collectively, the "Funds") seek to track their respective indices. In addition, the introduction identifies some of the key factors that contribute to the Funds' performance against their benchmarks.

     Each Fund invests in a representative sample of the underlying securities in a corresponding MSCI Index (using the analytic technique known as "portfolio sampling"), as opposed to a full replication of the corresponding MSCI Index. Certain Funds may also invest to a limited extent in stocks that are not included in the relevant MSCI Index to permit them additional flexibility to comply with diversification and other requirements.

     There are several important factors that should be kept in mind when reviewing the performance of each Fund.

     PORTFOLIO SAMPLING: Portfolio sampling is a disciplined approach to capturing index returns which involves maximizing float and liquidity, reflecting accurately the market's size and industry profiles and minimizing cross-ownership. Because of portfolio sampling, the composition of each Fund will vary from that of its benchmark MSCI Index. This may cause performance to vary positively or negatively from that of its corresponding MSCI Index during any period.

     FUND EXPENSES: The MSCI Indices are only statistical composites that track changes in the financial markets of a particular country or region. Since the indices do not actually hold a portfolio of securities, they do not bear management, administration, distribution, transaction or other expenses, while the Funds do incur such expenses, thereby negatively impacting the performance of the Funds.

     CONSTRAINTS ON PORTFOLIO MANAGEMENT: The Investment Adviser is subject to a number of constraints in managing the MSCI Index Funds' portfolios. The "Single Issuer Rule" and the "5/50 Rule" are two constraints in the Internal Revenue Code that affect the performance of a number of the Funds.

     The "Single Issuer Rule" generally requires that not more than 25% of the value of a Fund's total assets may be invested in the securities of one single issuer. This constraint applies to all share classes of an issuer. As an example, Telefonica had a weighting of 29% in the MSCI Spain Index as of February 28, 2001. Because of the "Single Issuer Rule," however, the iShares MSCI Spain Index Fund could not hold more than 25% in Telefonica.

     The "5/50 Rule" generally precludes the sum of all of the securities weighted over 5% from exceeding 50% of a Fund's total assets. If a security has more than one share class, then all of the share classes must be considered as one security for 5/50 Rule purposes. Many of the benchmark MSCI Indices have a greater than 50% weighting of securities that account for more than 5% of the respective index. For example, the sum of all the stocks with weightings of 5% or greater in the MSCI South Korea Index was 56% as of February 28, 2001, so the iShares MSCI South Korea Index Fund had to be underweight in some of these stocks relative to the benchmark, and therefore overweight in other stocks.

     REVENUE DIFFERENTIAL: A fourth factor that causes performance of the Funds to differ from that of their respective MSCI Indices is "revenue differential." The dividend revenues accrued by the Funds differ from those of the MSCI Indices both in amount (principally as a result of the portfolio sampling techniques described above) and timing. The Funds record dividend revenues on the "ex" dates of the underlying stocks while, until recently, the MSCI Indices allocated annual dividend revenues evenly over a 12-month period. In addition, some of the Funds are subject to withholding taxes at rates that are more favorable than the rates assumed by the benchmark MSCI Indices, and this factor may affect the relative performance of such Funds. Finally,

                                                                   ISHARES, INC.
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while the sole source of revenues for the MSCI Indices is dividends, the Funds receive interest on uninvested cash and, in the case of most Funds, revenues from the lending of portfolio securities. Since the start of this year, the MSCI Indices no longer allocate annual dividend revenues evenly over the 12-month period. They now record the dividends on the "ex" dates of the underlying stocks. Going forward, therefore, "dividend smoothing" will not contribute to revenue differential.

     EFFECT OF UNINVESTED ASSETS: Finally, uninvested assets held by the Funds affect performance relative to their respective benchmark indices. In contrast, the MSCI Indices are always fully invested in the underlying stocks and thus do not reflect any "unequitized" assets. The "effect of uninvested assets" refers to the impact on performance of the portion of a Fund that is not invested in stocks. Cash and deferred organizational expenses are the principal "unequitized" assets of the Funds. As of March 11, 2001, organizational expenses were fully amortized and therefore will not impact performance going forward. The effect of uninvested assets will tend to cause each Fund to outperform its benchmark index in falling markets and underperform the benchmark index in rising markets. However, even within a period that has a down market return (i.e. -10.0% loss for the semi-annual period), there can be a short period of rising market where the uninvested assets in the Fund have a negative impact on return. This would cause the effect of uninvested assets to worsen the loss for the period (e.g., -10.4% for a period where the index returned -10.0%).

PERFORMANCE REVIEW                                                 ISHARES, INC.
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  AUSTRALIA

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Australia Index Fund (the "Australia Fund") was -5.62% over the six-month period ended February 28, 2001. The corresponding MSCI Index returned -6.00% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Australia Fund outperformed the benchmark by 0.38 percentage points over the reporting period, primarily due to the positive impact of revenue differential and the effect of uninvested assets, which added 0.79 and 0.02 percentage points, respectively, to the Fund's return. These factors were partially offset by the negative impact of expenses and portfolio sampling, which subtracted 0.42 and 0.01 percentage points, respectively, from its returns.
   KEY MARKET CONDITIONS
   Like many other markets around the world, the Australian equity market posted a significant decline over the reporting period. Poor sentiment toward media and telecommunications companies such as News Corp. and Telstra (the Fund's two largest holdings as of February 28, 2001) was a major factor in the market's weak performance. News Corp. also reported disappointing results in November, in part because of declining ratings and ad sales at its television stations. Both companies announced better-than-expected results in early 2001, however, which helped their share prices to recover somewhat.
   The weakness of the Australian dollar, which fell to a record low against its U.S. counterpart in September, was a mixed blessing: It was negative for U.S. dollar-based investors, but positive for the Australian exporters in which they invested. Strong demand on the domestic front also helped a number of Australia's leading companies, including Westpac Banking Corp. and National Australia Bank, post record profits during the fall.
   As 2000 drew to a close, however, there were signs that a slowdown in Australia's domestic economy was echoing a more serious deceleration in the United States. The ensuing speculation that U.S. and Australian interest rates might decline helped to boost the financial-service sector. As it turned out, the Australian Federal Reserve Board did lower rates by 50 basis points in early February.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ISHARES MSCI AUSTRALIA INDEX FUND VS. THE MSCI AUSTRALIA INDEX*

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           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      iShares MSCI
                   Australia Index Fund       MSCI Australia Index
03/12/96                  $10,000                  $10,000
08/31/96                   10,388                   10,383
02/28/97                   11,048                   11,054
08/31/97                   11,035                   10,990
02/28/98                   10,799                   10,880
08/31/98                    8,486                    8,724
02/28/99                   10,607                   10,994
08/31/99                   11,208                   11,471
02/29/00                   11,361                   11,778
08/31/00                   11,415                   11,902
02/28/01                   10,773                   11,188

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Australia Index Fund                               $10,773*
MSCI Australia Index                                            $11,188



                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE            SINCE
                                                YEAR         INCEPTION
                                             ----------      ---------
iShares MSCI Australia Index Fund              (5.17)%          1.51%
MSCI Australia Index                           (5.01)%          2.28%

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* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Australia Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCIIndex is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
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  AUSTRIA

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Austria Index Fund (the "Austria Fund") was 10.43% for the six-month period ended February 28, 2001. The corresponding MSCI Index returned 9.80% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Austria Fund outperformed the benchmark by 0.63 percentage points over the reporting period, primarily due to the positive impact of portfolio sampling and the effect of uninvested assets, which added 1.51 and 0.14 percentage points, respectively, to the Fund's returns. These factors were partially offset by the negative impact of revenue differential and expenses, which subtracted
0.60 and 0.42 percentage points, respectively, from the Fund's returns.
   As stated in the introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. To comply with the Single Issuer and 5-50 Rules, for example, the Austria Fund was obligated to underweight Bank Austria and Telekom Austria during the reporting period. These underweightings were largely responsible for the Fund's positive variance from the Index.
   KEY MARKET CONDITIONS
   Over the six months ended February 28, 2001, the MSCI Austria Index was one of the best performing developed-market indices in the world. Its performance likely would have been even better but the euro was weak against the U.S. dollar, especially in September and October. Exchange rates shifted back in the euro's favor in November and December, but the trend was short-lived.
   Nonetheless, the Index's "old economy" orientation proved a distinct benefit in late 2000 after having been a liability earlier in 2000 and in 1999. Concerned about slowing economic growth in the United States and elsewhere, many investors favored shares of utilities, banks and other companies that in the past have tended to hold up fairly well even during an economic downturn. Given the large percentage of utilities and banking stocks in the MSCI Austria Index, this trend helped to boost the benchmark.
   On an individual basis, several Austrian stocks were bolstered by other positive news. Shares of Bank Austria, the Index's largest stock at the beginning of the reporting period, rose in September after regulators allowed its acquisition by Germany's HypoVereinsbank to proceed. After the completion of the merger on February 1, 2001, Bank Austria was removed from the MSCI Austria Index. Another strong performer was Austria Tabakwerke, which appreciated in November on anticipation that the Austrian government would sell its large stake in the company. As of the end of the reporting period, Austria Tabakwerke was slated to be completely privatized by the end of the first half of 2001.
   Austrian companies in general continued to benefit in late 2000 from economic expansion at home and in export markets throughout Western and Eastern europe. In reporting results at the beginning of 2001, however, a number of Austrian companies said that they expected high energy prices and lower orders to slow their businesses in the future.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
           ISHARES MSCI AUSTRIA INDEX FUND VS. THE MSCI AUSTRIA INDEX*

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           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     iShares MSCI
                  Austria Index Fund       MSCI Austria Index
  03/12/96             $10,000                  $10,000
  08/31/96               9,661                   10,073
  02/28/97               9,401                    9,848
  08/31/97               9,764                    9,928
  02/28/98              10,535                   11,513
  08/31/98               9,975                   10,770
  02/28/99               9,403                   10,353
  08/31/99               9,108                    9,906
  02/29/00               7,622                    8,247
  08/31/00               7,695                    8,336
  02/28/01               8,498                    9,153

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Austria Index Fund                                $8,498*
MSCI Austria Index                                             $9,153

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE             SINCE
                                                YEAR          INCEPTION
                                               ------         ---------
iShares MSCI Austria Index Fund                11.49%          (3.22)%
MSCI Austria Index                             10.98%          (1.76)%

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* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Austria Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
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  BELGIUM

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Belgium Index Fund
(the "Belgium Fund") was -2.67% over the six-month period ended February 28, 2001. The corresponding MSCI Index returned -2.84% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Belgium Fund outperformed the benchmark by 0.17 percentage points over the reporting period, due to the positive impact of portfolio sampling, which contributed 1.34 percentage points to the Fund's return. This factor was partially offset by the negative impact of revenue differential, expenses and the effect of uninvested assets, which subtracted 0.67, 0.42 and 0.08 percentage points, respectively, from the Fund's returns.
   As stated in the introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. To comply with the 5-50 Rule, for example, the Belgium Fund was obligated to underweight the banking sector. This sector underperformed others in the MSCI Belgium Index at times during the reporting period, especially in November 2000. As a result, the underweighting was largely responsible for the Fund's positive variance from the Index through portfolio sampling.
   KEY MARKET CONDITIONS
   After having been a disadvantage in 1999 and early 2000, the Belgian equity market's high number of "old economy" companies proved advantageous in late 2000 and early 2001. Concerned about the possibility of an economic slowdown, many investors turned away from more speculative investments and toward the perceived safety of utilities, banks and insurers. Collectively, these stocks made up nearly half of the MSCI Belgium Fund as of February 28, 2001.
   Expectations that European interest rates might be cut to counter the impact of a U.S. slowdown also buoyed stocks like insurer Fortis and KBC Bancassurance Holding. They were respectively the Fund's largest and second-largest positions at the end of the reporting period. Utilities such as Electrabel (the Fund's third-largest stock as of February 28, 2001) also benefited from expectations that interest rates might decline. Electrabel's removal from the Dow Jones Eurostoxx 50 Index in September did, however, drive some capital out of the stock. And, as it turned out, the European Central Bank refrained from cutting interest rates during the reporting period. Many market observers expected it to do so in the second quarter, though, which helped to support utilities and financial stocks.
   Overall, Belgium's Old Economy orientation spared it from the severe losses that befell its technology- and telecommunications-laden neighbors. But, as in most foreign markets, the U.S. dollar's strength over much of the reporting period did suppress the returns of dollar-based investors in Belgium.
   Although the Belgian economy continued to expand at a healthy pace, there was some evidence that its rapid growth was leading to higher inflation. In November, for example, came news that the country's producer-price index had risen 7.8% in the 12 months ended September 30, 2000.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
           ISHARES MSCI BELGIUM INDEX FUND VS. THE MSCI BELGIUM INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        iShares MSCI
                     Belgium Index Fund       MSCI Belgium Index
03/12/96                  $10,000                  $10,000
08/31/96                   10,501                   10,496
02/28/97                   11,204                   11,595
08/31/97                   11,474                   11,662
02/28/98                   13,161                   13,768
08/31/98                   15,996                   17,633
02/28/99                   16,752                   19,637
08/31/99                   15,836                   18,184
02/29/00                   12,328                   14,178
08/31/00                   13,382                   15,209
02/28/01                   13,025                   14,777

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Belgium Index Fund                               $13,025*
MSCI Belgium Index                                            $14,777

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE           SINCE
                                                YEAR         INCEPTION
                                                -----        ---------
iShares MSCI Belgium Index Fund                 5.65%          5.46%
MSCI Belgium Index                              4.22%          8.17%

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* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Belgium Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
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  BRAZIL (FREE)

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Brazil (Free) Index Fund (the "Brazil Fund") was -13.84% over the six-month period ended February 28, 2001. The corresponding MSCI Index returned -11.11% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Brazil Fund  underperformed  the benchmark during the reporting period by
2.73 percentage points, due to the negative impact of portfolio sampling, uninvested assets and expenses. These factors lowered the Fund's returns by, respectively, 2.02, 0.55 and 0.49 percentage points. They were partially offset, however, by the positive impact of revenue differential, which added 0.33 percentage points to the Fund's returns.
   As stated in the introduction, certain portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. To comply with the 5/50 Rule, the Brazil Fund was obligated to underweight stocks such as Ambev and Eletrobras. These stocks considerably outperformed the market during the reporting period, and the underweightings were the principal reason for the Fund's negative variance from the MSCI Brazil Index.
   KEY MARKET CONDITIONS
   External pressures weighed heavily on Brazil's equity market during the reporting period, overshadowing some positive results on both the corporate and economic front.
   Generally poor sentiment toward the emerging markets had a major impact on Brazil's equity market, whose liquidity has proved to be a double-edged sword. Often a prime beneficiary of capital inflows when emerging markets are in favor, Brazil's stock market also tends to suffer large outflows when investors become more pessimistic. That phenomenon drove down Brazil's liquid telecommunications stocks in particular, which had already been depressed by many investors' overall negativity toward the telecom sector since early 2000. Even good results from a number of telecom companies could not reverse the downturn.
   Sentiment toward Brazil was also worsened by the financial crisis in Argentina during the fall months. The crisis began to recede in December and January, helping the Brazilian market to post gains. But the market again faltered in February as the U.S. economy showed signs of weakening and another financial crisis emerged in Turkey. Despite a lack of significant links between Turkey and Brazil, Turkey's crisis only served to worsen sentiment toward the emerging markets.
   Higher energy prices also drove the Brazilian market down over the reporting period. Although rising oil prices were positive for one of Brazil's largest stocks, Petrobras, many investors viewed the trend as an overall negative for the market. Not only is Brazil a net importer of oil, but there was also growing concern that higher energy prices would drive up the country's inflation rate. Some investors found that prospect very unsettling, given the country's problems with hyperinflation in the past. Data showing that inflation was actually on the decline did little to calm investors' concerns, and government intervention to halt price increases only added to concern.
   Together, these factors weakened Brazil's currency, the REAL, and therefore, lowered returns for U.S. dollar-based investors in every month of the reporting period except December.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ISHARES MSCI BRAZIL (FREE) INDEX FUND VS. THE MSCI BRAZIL (FREE) INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC




                       iShares MSCI Brazil (Free)
                              Index Fund                MSCI Brazil (Free) Index

    07/11/00                    $10,000                        $10,000
    07/31/00                      9,466                          9,457
    08/31/00                      9,703                          9,697
    12/31/00                      8,259                          8,481
    02/28/01                      8,359                          8,619

            Past performance is not predictive of future performance

                                                                  Value
                                                                --------
iShares MSCI Brazil (Free) Index Fund - February 28, 2001       $8,359*
MSCI Brazil (Free) Index - December 31, 2000                    $8,481**
MSCI Brazil (Free) Index - February 28, 2001                    $8,619**

                           AVERAGE ANNUAL TOTAL RETURN
                                                        SINCE
                                                     INCEPTION+
                                                     ----------
iShares MSCI Brazil (Free) Index Fund                 (16.41)%
MSCI Brazil (Free) Index                              (13.81)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Brazil (Free) Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
** The MSCI Brazil (Free) Index changed from a Gross to Net Index effective
   December 31, 2000.
+ For the period July 11, 2000 (commencement of operations) through February 28, 2001 (not annualized).

PERFORMANCE REVIEW                                                 ISHARES, INC.
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  CANADA

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Canada Index Fund (the "Canada Fund") was -27.72% for the six-month period ended February 28, 2001. The corresponding MSCI Index returned -32.73% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Canada Fund outperformed the benchmark by 5.01 percentage points over the reporting period, primarily due to the positive impact of portfolio sampling, which contributed 5.09 percentage points to the Fund's returns. Revenue differential and the effect of uninvested assets also added 0.32 and 0.02 percentage points, respectively, to its returns. These factors were partially offset by the negative impact of expenses, which subtracted 0.42 percentage points from the Fund's returns.
   As stated in the introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. Due to the Single Issuer Rule, the managers of the Canada Fund were obligated to underweight Nortel Networks by approximately 18 percentage points as the reporting period began. As shares of Nortel depreciated sharply over the reporting period, the Investment Adviser added to the Fund's position in the stock so that at the end of the reporting period the Fund was underweighted in Nortel by only 3.5 percentage points. Nonetheless, the underweighting in Nortel was significant enough over the reporting period to enable the Fund to outperform the Index by a significant margin.
   KEY MARKET CONDITIONS
   The MSCI Canada Index suffered a series of large declines during the six months ended February 28, 2001.
   A major  factor  in that  downturn  was the very weak  performance  of Nortel
Networks, the largest stock in the Index and a bellwether of the optical-networking industry. Until the fall of 2000, that segment had been one of the few areas of the communications sector unscathed by a widespread downturn. But when, in October, Nortel announced revenues that fell short of analysts' expectations, its shares dropped sharply. Nortel disappointed many investors again in February, when it warned that it would post a first-quarter loss. The company also reduced its growth forecast due to the slowing U.S. economy and said that it would cut 10,000 jobs. These announcements led to another steep decline in Nortel's stock.
   While Nortel's woes put pressure on the MSCI Canada Index over much of the reporting period, a few stocks still managed to post good results. Electronics manufacturer Celestica, for example, reported fourth-quarter results that were significantly better than most investors had expected. Its shares posted gains after the results were announced. Financial-service companies, in general, also benefited from lower interest rates, while gold-mining concerns were temporarily boosted by speculation that the price of gold would rise.
   Despite the slowdown in the United States, the Canadian economy continued to expand during the reporting period. The Bank of Canada estimated that the country's GDP expanded at an annual rate of about 5% in 2000. But by late 2000 that pace of growth, coupled with high energy prices, helped to drive Canada's inflation rate to its highest level in almost nine years. Employment levels also came in stronger than many investors had expected. Yet the Bank of Canada nonetheless opted to lower interest rates in January, apparently in an effort to offset the impact of the U.S. slowdown.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            ISHARES MSCICANADA INDEX FUND VS. THE MSCI CANADA INDEX*


                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                iShares MSCI
                              Canada Index Fund        MSCI Canada Index
          03/12/96                $10,000                    $10,000
          08/31/96                 10,463                     10,521
          02/28/97                 12,569                     12,713
          08/31/97                 13,445                     13,745
          02/28/98                 14,322                     14,679
          08/31/98                 10,529                     10,921
          02/28/99                 12,717                     13,205
          08/31/99                 14,711                     15,203
          02/29/00                 18,943                     21,132
          08/31/00                 24,597                     27,448
          02/28/01                 17,780                     18,463

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Canada Index Fund                                 $17,780*
MSCI Canada Index                                              $18,463

                           AVERAGE ANNUAL TOTAL RETURN
                                               ONE              SINCE
                                               YEAR           INCEPTION
                                             ----------       ---------
iShares MSCI Canada Index Fund                (6.14)%          12.27%
MSCI Canada Index                            (12.63)%          13.12%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Canada Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCIIndex is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  EMU

   PERFORMANCE REVIEW
   The total return of the iShares MSCI EMU Index Fund (the "EMU Fund") was -12.79% over the six-month period ended February 28, 2001. The corresponding MSCI Index returned -12.37% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The EMU Fund underperformed the benchmark by 0.42 percentage points, due to the negative impact of expenses and revenue differential, which subtracted 0.42 and 0.24 percentage points, respectively, from the Fund's returns. Those factors were partially offset by the positive impact of portfolio sampling and the effect of uninvested assets, which contributed 0.21 and 0.03 percentage points, respectively, to the Fund's returns.
   KEY MARKET CONDITIONS
   The period from September 1, 2000, through February 28, 2001, was marked by significant volatility in the MSCI EMU Index.
   Telecommunications and Electrical & Electronics stocks were by far the most volatile, driven down by poor sentiment and concerns about slowing global demand. This trend fell very heavily on Nokia, one of the Fund's largest stocks. In January, Nokia's stock experienced a sell-off when the company announced that its sales of mobile phones in 2000 had fallen short of some analysts' expectations. The repercussions of that announcement helped drive down other telecom stocks, such as Deutsche Telekom and Telefonica.
   While telecommunications and technology-related shares sank, investors shifted to areas of the market that are traditionally regarded as more stable, including the financial sector. Financial stocks such as Allianz and ING Groep also rose in anticipation of lower interest rates, although the European Central Bank (ECB) ultimately did not cut rates before the end of the reporting period. Yet many investors expected the ECB to do so in the second quarter, and those expectations helped to support European financial shares.
   Meanwhile, high crude oil prices translated into good results for stocks such as Royal Dutch/Shell and TotalFinaElf, two of the Fund's largest holdings as of February 28, 2001. But high energy prices depressed profit margins in other sectors, disappointing investors in some companies and leading some to sell off their shares.
   As the reporting period drew to a close, many investors became increasingly concerned about the economic slowdown in the United States. In February the MSCI EMU Index posted its worst monthly loss of the period, with a decline of 8.87% in local-currency terms (9.89% in U.S. dollar terms).

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               ISHARES MSCI EMU INDEX FUND VS. THE MSCI EMU INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         iShares MSCI
                        EMU Index Fund             MSCI EMU Index
    07/26/00                $10,000                    $10,000
    07/31/00                  9,668                      9,657
    08/31/00                  9,418                      9,422
    02/28/01                  8,213                      8,256

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI EMU Index Fund                                    $8,213*
MSCI EMU Index                                                 $8,256

                           AVERAGE ANNUAL TOTAL RETURN

                                               SINCE
                                             INCEPTION+
                                            ------------
iShares MSCI EMU Index Fund                   (17.87)%
MSCI EMU Index                                (17.44)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI EMU Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
+ For the period July 26, 2000 (commencement of operations) through February 28,
  2001 (not annualized).

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  FRANCE

   PERFORMANCE REVIEW
   The total return of the iShares MSCI France Index Fund (the "France Fund") was -16.77% over the six-month period ended February 28, 2001. The corresponding MSCI Index returned -16.35% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The France Fund  underperformed  the benchmark during the reporting period by
0.42 percentage points, due to the negative impact of expenses and revenue differential, which respectively subtracted 0.42 and 0.29 percentage points from the Fund's returns. These factors were partially offset by the positive impact of portfolio sampling, which added 0.29 percentage points to the Fund's returns.
   KEY MARKET CONDITIONS
   French equities were depressed by deceleration in the U.S. economy and by investors' retreat from telecommunications stocks over much of the reporting period. Sentiment toward the telecom sector waxed and waned in late 2000 and early 2001, but overall it was pessimistic. Many investors became increasingly concerned about the high levels of debt telecom operators had taken on in order to secure licenses for third-generation cellular networks. Several telecom companies also announced that they were expecting slower growth in 2001. The news drove down shares of France Telecom and telecom-equipment manufacturer Alcatel, among others.
   High energy prices also took their toll on the French equity market, by pressuring profit margins and kindling inflation. Rising inflation was apparently a major factor in the European Central Bank's decision not to lower interest rates over the reporting period. In contrast, the U.S. Federal Reserve Board decreased American rates by a full percentage point in the month of January alone. Higher oil prices were, however, positive for integrated oil and gas company TotalFinaElf, the Fund's largest holding as of February 28, 2001.
   Although many investors expected the U.S. economic slowdown to dampen U.S. retail sales as 2001 progressed, consumer demand remained strong enough in late 2000 and early 2001 to deliver better-than-expected profits to companies such as L'Oreal. L'Oreal said that those earnings were driven in large part by new acquisitions in the United States. Likewise, several other companies in the MSCI France Index reported that recent acquisitions in the U.S. were having a positive impact on their bottom line.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            ISHARES MSCI FRANCE INDEX FUND VS. THE MSCI FRANCE INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         iShares MSCI
                      France Index Fund          MSCI France Index
     03/12/96               $10,000                    $10,000
     08/31/96                10,495                     10,371
     02/28/97                12,177                     12,210
     08/31/97                12,237                     12,194
     02/28/98                14,880                     14,933
     08/31/98                16,492                     16,500
     02/28/99                18,010                     18,103
     08/31/99                19,957                     19,836
     02/29/00                24,561                     24,763
     08/31/00                24,637                     24,768
     02/28/01                20,505                     20,720

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
Shares MSCI France Index Fund                                  $20,505*
MSCI France Index                                              $20,720

                           AVERAGE ANNUAL TOTAL RETURN
                                    ONE SINCE
                                                YEAR        INCEPTION
                                              --------      ---------
iShares MSCI France Index Fund                (16.52)%        15.54%
MSCI France Index                             (16.33)%        15.78%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI France Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  GERMANY

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Germany Index Fund (the "Germany Fund") was -9.29% over the six-month period ended February 28, 2001. The corresponding MSCI Index returned -8.56% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Germany Fund  underperformed the benchmark during the reporting period by
0.73 percentage points, primarily as a result of expenses and revenue differential, which respectively subtracted 0.42 and 0.15 percentage points from the Fund's returns. Portfolio sampling and the effect of uninvested assets subtracted an additional 0.12 and 0.04 percentage points, respectively, from returns.
   KEY MARKET CONDITIONS
   Germany's "old economy" components helped lend it some support during a volatile period for stock markets around the world. Although the MSCI Germany Index did post a significant loss, its performance was better than that of neighboring countries with larger technology and telecommunications sectors.
   As data began to reveal a major slowdown in the U.S. economy, many investors in Germany's market turned to the perceived safety of banks and insurers. Together, those two sectors represented more than 30% of the Fund as of February 28, 2001. Many investors also favored utilities, a sector that in the past has fared relatively well during economic downturns. Shares of utility E.On, formed from the merger of Viag and Veba, were a prime beneficiary of investors' caution during the first quarter.
   The resilience of Germany's banks, insurers and utilities helped somewhat to offset sharp declines in several of the market's "new economy" names. Siemens, Deutsche Telekom and SAP -- respectively the Fund's second-, third-, and fourth-largest holdings as of February 28, 2001 -- all posted significant declines in late 2000 and early 2001.
   Like utilities and financial stocks, shares of Germany's automakers also benefited for a while as many investors began to favor large, stable companies over more aggressive investments during the reporting period. But weak sales at DaimlerChrysler's U.S. division led some investors to sell off the stock. Analysts noted that DaimlerChrysler's results likely would have been more disappointing had the euro's weakness versus the U.S. dollar not helped prop up the company's earnings. In fact the euro's weakness was an overall boon for Germany's exporters, but the U.S. economic slowdown was beginning to cast a shadow over exports as the reporting period ended.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
           ISHARES MSCI GERMANY INDEX FUND VS. THE MSCI GERMANY INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      iShares MSCI Germany
                           Index Fund              MSCI Germany Index
     03/12/96               $10,000                    $10,000
     08/31/96                10,399                     10,451
     02/28/97                11,291                     11,476
     08/31/97                12,533                     12,778
     02/28/98                14,661                     15,107
     08/31/98                15,752                     16,102
     02/28/99                16,117                     16,643
     08/31/99                16,862                     17,112
     02/29/00                21,975                     22,837
     08/31/00                18,286                     18,845
     02/28/01                16,587                     17,232

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Germany Index Fund                                $16,587*
MSCI Germany Index                                             $17,232

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE            SINCE
                                                YEAR         INCEPTION
                                              --------       ---------
iShares MSCI Germany Index Fund               (24.52)%         10.71%
MSCI Germany Index                            (24.54)%         11.57%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Germany Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  HONG KONG

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Hong Kong Index Fund (the "Hong Kong Fund") was -9.03% over the six-month period ended February 28, 2001. The corresponding MSCI Index returned -8.49% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Hong Kong Fund underperformed the benchmark during the reporting period by 0.54 percentage points, as a result of the negative impact of expenses, revenue differential and portfolio sampling. Respectively, these factors subtracted 0.42, 0.26, and 0.11 percentage points from the Fund's returns. They were partially offset by the positive impact of uninvested assets, however, which added 0.25 percentage points to the Fund's returns.
   KEY MARKET CONDITIONS
   As in the past, Hong Kong's equity market was acutely sensitive to trends in the U.S. economy over the reporting period. Given that Hong Kong interest rates are pegged to those of the U.S., and that Hong Kong's stock market is dominated by interest rate-sensitive stocks, the MSCI Hong Kong Index tends to rise and fall as investors anticipate ups and downs in the U.S. economy and corresponding changes in U.S. interest rates.
   Over the first few months of the reporting period, Hong Kong's equity market declined as the U.S. Federal Reserve Board (the "Fed") refrained from lowering interest rates. In December, investors began to anticipate that the Fed would, in fact, lower rates in early 2001, and the Hong Kong market rallied. The Fed finally did lower interest rates by a full percentage point in January, helping to keep the rally going. Liquid stocks such as Sun Hung Kai Properties, Hang Seng and Henderson Land Development were among the issues that benefited from lower rates.
   The Hong Kong market again dropped in February, however, after Fed Chairman Alan Greenspan indicated that the Fed did not intend to cut rates again right away. Signs that both the U.S. and Japanese economies were slowing significantly added to the pressure, especially on exporters. For example, shares of Johnson Electric dropped after data were released showing that U.S. manufacturing activity had slowed in December to its lowest level in a decade.
   The weakest segment of the market was the telecommunications sector. Pacific Century CyberWorks (PCCW), one of the Fund's top 10 holdings over the reporting period, posted several sharp declines as many investors became more concerned that the telecom industry's growth potential was waning. These declines were on top of those PCCW had already incurred when, in February 2000, it announced plans to acquire Cable & Wireless HKT.
   In this environment, companies that failed to meet expectations saw their stock prices decline sharply. Just before the reporting period ended, shares of conglomerate Hutchison Whampoa dropped nearly 8% in a single day after the company's pretax profits for 2000 came in short of consensus estimates.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ISHARES MSCI HONG KONG INDEX FUND VS. THE MSCI HONG KONG INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         iShares MSCI
                     Hong Kong Index Fund        MSCI Hong Kong Index
     03/12/96               $10,000                    $10,000
     08/31/96                10,322                     10,415
     02/28/97                11,868                     12,190
     08/31/97                12,159                     12,645
     02/28/98                 9,197                      9,871
     08/31/98                 5,567                      6,108
     02/28/99                 7,630                      8,761
     08/31/99                10,606                     11,932
     02/29/00                12,116                     14,505
     08/31/00                12,167                     13,891
     02/28/01                11,068                     12,711

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
Shares MSCI Hong Kong Index Fund                               $11,068*
MSCI Hong Kong Index                                           $12,711

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE             SINCE
                                                YEAR          INCEPTION
                                               --------       ---------
iShares MSCI Hong Kong Index Fund               (8.65)%         2.06%
MSCI Hong Kong Index                           (12.36)%         4.94%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Hong Kong Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  ITALY

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Italy Index Fund (the "Italy Fund") was -7.02% over the six-month period ended February 28, 2001. The corresponding MSCI Index returned -8.10% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Italy Fund outperformed the benchmark by 1.08 percentage points, due to the positive impact of portfolio sampling and the effect of uninvested assets, which respectively contributed 1.82 and 0.06 percentage points to the Fund's returns. These factors were partially offset by the negative impact of expenses, which subtracted 0.42 percentage points from the Fund's returns, and revenue differential, which subtracted 0.38 percentage points.
   As stated in the introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. To comply with the 5/50 Rule, the Fund was obligated to underweight the telecommunications sector of the MSCI Italy Index. This sector underperformed during the period, causing the Fund to outperform its benchmark.
   KEY MARKET CONDITIONS
   Negative economic news and continued pessimism about the telecommunications sector frequently pressured the Italian equity market from September 2000 through February 2001. Telecom stocks such as Telecom Italia Mobile and Telecom Italia remained out of favor over most of the reporting period. Collectively, those stocks accounted for nearly one-fourth of the Fund's total net assets as of February 28, 2001.
   Indications that the U.S. economy was slowing significantly also led to sell-offs in Italy and other European markets over the fall months and again in February. January provided a brief respite, when the U.S. Federal Reserve Board lowered interest rates. There were some expectations in late 2000 that the European Central Bank ("ECB") might do the same. The prospect of lower interest rates in Europe helped to lift Italian banking stocks for a time. As it turned out, however, the ECB kept rates untouched through the end of the reporting period, apparently to contain inflation that had begun to creep above the Bank's 2.0% target. Financial stocks nonetheless continued to be supported by expectations that the ECB would lower interest rates in the second quarter despite the uptick in inflation.
   A prime cause of the rising inflation was higher energy prices, which pressured profits at several Italian companies. The same trend helped to push up shares of integrated energy company Eni, however, the Fund's second-largest position at the close of the reporting period. But the stock did not rally as much as might have been expected. Some investors apparently remain concerned about Eni's declining market share at home and its difficulty in making significant strategic acquisitions that would help it compete with large multinational energy companies such as Exxon and Mobil.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             ISHARES MSCI ITALY INDEX FUND VS. THE MSCI ITALY INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         iShares MSCI
                       Italy Index Fund           MSCI Italy Index
     03/12/96               $10,000                    $10,000
     08/31/96                10,411                     10,333
     02/28/97                11,151                     11,102
     08/31/97                12,845                     12,862
     02/28/98                17,250                     17,297
     08/31/98                18,968                     19,129
     02/28/99                21,328                     21,666
     08/31/99                19,943                     19,963
     02/29/00                24,734                     24,638
     08/31/00                22,605                     22,740
     02/28/01                21,017                     20,899

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Italy Index Fund                                  $21,017*
MSCI Italy Index                                               $20,899
                           AVERAGE ANNUAL TOTAL RETURN
                                               ONE             SINCE
                                               YEAR          INCEPTION
                                              --------       ---------
iShares MSCI Italy Index Fund                 (15.02)%         16.11%
MSCI Italy Index                              (15.18)%         15.98%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Italy Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  JAPAN

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Japan Index Fund (the "Japan Fund") was -24.10% over the six-month period ended February 28, 2001. The corresponding MSCI Index returned -23.96% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Japan Fund  underperformed  the benchmark  during the reporting period by
0.14 percentage points, due to the negative impact of expenses, which subtracted
0.42 percentage points from the Fund's returns. This factor was partially offset by the positive impact of revenue differential, portfolio sampling and the effect of uninvested assets. Respectively, these factors contributed 0.17, 0.10 and 0.01 percentage points to the Fund's returns over the reporting period.
   KEY MARKET CONDITIONS
   The MSCI Japan Index posted a loss in local-currency terms in every month of the reporting period except January. Several factors drove the market down. One factor was the ongoing correction in the electronic-components and telecommunications sectors, respectively 6.37% and 4.37% of the Fund's total net assets as of February 28, 2001. Semiconductor stocks bore the brunt of market pessimism, reflecting growing concerns about slowing global demand.
   Those concerns were heightened by the rapid cooling of the U.S. economy, a trend that pressured the Japanese market as a whole over the reporting period. As it became more apparent to investors that U.S. consumer demand had declined, consumer-electronics stocks such as Sony dropped in price.
   Japan's stock market recovered modestly in January 2001, as the U.S. Federal Reserve Board (the "Fed") cut interest rates by a full percentage point. When Fed Chairman Alan Greenspan stated publicly that the Fed was not planning another immediate cut in interest rates, Japanese equities retreated again.
   The market's decline was worsened by signals that the Japanese economy was also slowing rapidly. The deterioration of Japan's economy led rating agencies Standard & Poor's, Moody's and Fitch to downgrade the country's sovereign debt. It also led some investors to call for the resignation of Prime Minister Yoshiro Mori, whom many believed was reluctant to institute reforms needed to revive the country's economy. Both of these developments contributed to poor sentiment among investors.
   For its part, Japan's central bank did move to cut interest rates in February, helping to bolster banking stocks. Their recovery was reined in, however, by continued weakness in other areas of the market. Many investors worried about how the market's overall decline would affect banks such as Mizuho Holdings that have extensive investments in the Japanese equity market. The extent of bad loans at many banks was another ongoing source of concern. By the end of the reporting period, the Nikkei 225 Average had fallen to a 15-year low.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             ISHARES MSCI JAPAN INDEX FUND VS. THE MSCI JAPAN INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         iShares MSCI
                        Japan Index Fund          MSCI Japan Index
     03/12/96               $10,000                    $10,000
     08/31/96                 9,689                      9,720
     02/28/97                 8,060                      8,117
     08/31/97                 8,529                      8,596
     02/28/98                 7,366                      7,438
     08/31/98                 5,682                      5,785
     02/28/99                 6,867                      7,031
     08/31/99                 8,986                      9,409
     02/29/00                10,297                     10,742
     08/31/00                 9,772                     10,277
     02/28/01                 7,417                      7,815

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Japan Index Fund                                  $7,417*
MSCI Japan Index                                               $7,815

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE             SINCE
                                                YEAR          INCEPTION
                                              --------        ---------
iShares MSCI Japan Index Fund                 (27.97)%         (5.83)%
MSCI Japan Index                              (27.25)%         (4.84)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Japan Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  MALAYSIA (FREE)

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Malaysia Index Fund (the "Malaysia Fund") was -10.48% for the six-month period ended February 28, 2001. The corresponding MSCI Index returned -10.01% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Malaysia Fund underperformed the benchmark by 0.47 percentage points over the reporting period, due to the negative impact of expenses, portfolio sampling and revenue differential. These factors lowered the Fund's returns by, respectively, 0.42, 0.17 and 0.08 percentage points. They were partially offset, however, by the positive impact of uninvested assets, which contributed 0.20 percentage points to the Fund's returns.
   KEY MARKET CONDITIONS
   Malaysia was one of the better-performing markets in Asia over the six months ended February 28, 2001. While the MSCI South Korea and Taiwan Indices, for example, suffered losses of more than 24% over that period, the MSCI Malaysia Index declined a comparatively moderate 10%.
   Several factors were responsible. First, unlike most Asian nations, Malaysia is a net exporter of oil. That fact helped to buffer its equity market from the impact of higher energy costs. Second, Malaysia's smaller percentage of technology and telecommunications stocks meant that it was somewhat less affected by the sharp correction in that area. Financial stocks such as Malayan Banking and Commerce Asset Holdings were also driven up by renewed merger-and-acquisition activity during the reporting period.
   That said, toward the end of the reporting period, Malaysia's market did begin to reflect investor concern about the U.S. economic slowdown. Malaysia's recovery since the Asian financial crisis of 1997 and 1998 was driven in large part by strong demand for the country's electronics exports. Profits from that sector, in turn, helped to boost earnings for banks and other segments of Malaysia's economy in 2000. Given the country's dependence on electronics exports to the U.S., investors were apparently worried that a prolonged slowdown in the American economy would create challenges for Malaysia's economy.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
   ISHARES MSCI MALAYSIA (FREE) INDEX FUND VS. THE MSCI MALAYSIA (FREE) INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC







                      iShares MSCI Malaysia
                       (Free) Index Fund -     MSCI Malaysia (Free) Index
     03/12/96               $10,000                    $10,000
     08/31/96                10,428                     10,512
     02/28/97                11,834                     12,172
     08/31/97                 6,237                      6,385
     02/28/98                 4,877                      4,890
     08/31/98                 1,648                      1,657
     02/28/99                 2,428                      2,852
     08/31/99                 4,711                      5,050
     02/29/00                 6,304                      6,737
     05/31/00                 5,958                      6,352
     08/31/00                 5,068                      5,380
     12/31/00                 4,297                      4,591
     02/28/01                 4,536                      4,841

            Past performance is not predictive of future performance

                                                                   Value
                                                             February 28, 2001
                                                             -----------------
iShares MSCI Malaysia (Free) Index Fund -  February 28, 2001       $4,536*
MSCI Malaysia (Free) Index - May 31, 2000                          $6,352**
MSCI Malaysia (Free) Index - December 31, 2000                     $4,591***
MSCI Malaysia (Free) Index - February 28, 2001                     $4,841***

                           AVERAGE ANNUAL TOTAL RETURN
                                                     ONE              SINCE
                                                     YEAR           INCEPTION
                                                    --------        ---------
iShares MSCI Malaysia (Free) Index Fund             (28.04)%         (14.70)%
MSCI Malaysia (Free) Index                          (28.14)%         (13.57)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Malaysia (Free) Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
** The MSCI Malaysia (Free) Index changed from a Net to Gross Index effective
   May 31, 2000.
***The MSCI Malaysia (Free) Index changed from a Gross to Net Index effective
   December 31, 2000.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  MEXICO (FREE)

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Mexico (Free) Index Fund (the "Mexico Fund") was -14.41% over the six-month period ended February 28, 2001. The corresponding MSCI Index returned -11.38% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Mexico Fund  underperformed  the benchmark during the reporting period by
3.03 percentage points, due to the negative impact of portfolio sampling and expenses. These factors lowered the Fund's returns by, respectively, 2.89 and
0.42 percentage points. They were partially offset by the positive impact of uninvested assets and revenue differential, which respectively contributed 0.18 and 0.10 percentage points to the Fund's returns.
   As stated in the introduction, portfolio management constraints can restrict an Investment Adviser's ability to optimize a Fund's portfolio. To comply with the Single Issuer Rule, for example, the Mexico Fund was obligated to underweight Telefonos de Mexico over part of the reporting period. Because the share price of Telemex fell approximately 2% in the six-month period, this underweighting was partially responsible for the Fund's negative variance from the Index. However, with the spin-off of America Movil in early 2001 that is referenced below, Telefonos de Mexico's weight in the MSCI Mexico Index decreased enough that the Single Issuer Rule was no longer a constraint.
   KEY MARKET CONDITIONS
   Mexico's weak performance over the reporting period reflected deteriorating sentiment toward emerging markets and growing concern about the U.S. economic slowdown.
   Given that some 90% of Mexico's exports are destined for the United States, decelerating growth in the U.S. led many investors to sell off Mexican stocks at times. As the most liquid (and therefore most easily traded) stock in the MSCI Mexico Index, Telefonos de Mexico ("Telmex") often bore the brunt of those declines. But Telmex also led the market up when sentiment improved, as it did in October 2000 and again in January 2001, when the U.S. Federal Reserve Board cut U.S. interest rates. Telmex represented 21.26% of the Fund's total net assets on February 28, 2001.
   The belief that Telmex is a barometer of the wider Mexican economy was reinforced by the company's decision to spin off its cellular business during the reporting period. In September, the company announced that its cellular business would begin trading separately as an entity called America Movil in early 2001. The parent company's stock would reflect the performance of Telmex's traditional domestic operations, while shares of America Movil would be more a measure of the growth of cellular in international markets.
   Higher energy prices, the other major economic trend during the reporting period, were a mixed blessing for Mexico. As a net exporter of oil, the country benefited from rising crude-oil prices. At the same time, spiraling energy costs weighed on the results of several Mexican companies.
   Although external economic trends dominated the market's direction, domestic growth did help bolster some areas of Mexico's stock market over the reporting period. Specifically, construction and retail stocks benefited from higher consumer demand.
   Banks were another strong area of the market. The sector as a whole rose on expectations that the U.S. would cut interest rates. On an individual basis, Grupo Financiero Banamex Accival ("Banamex") was a standout; beginning in December, the stock was driven up by rumors that the bank might be acquired by Citigroup or another large financial-services firm. Although Banamex made no formal announcement about a merger through the end of the reporting period, its shares continued to be supported by positive inflation data, stock-analyst upgrades and other positive developments.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ISHARES MSCI MEXICO (FREE) INDEX FUND VS. THE MSCI MEXICO (FREE) INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                          iShares MSCI
                         Mexico (Free)
                          Index Fund            MSCI Mexico (Free) Index
     03/12/96               $10,000                      $10,000
     08/31/96                11,592                       11,736
     02/28/97                12,820                       13,254
     08/31/97                15,675                       16,321
     02/28/98                15,311                       16,136
     08/31/98                 8,750                        9,159
     02/28/99                12,108                       13,071
     08/31/99                14,604                       16,055
     02/29/00                19,632                       22,171
     08/31/00                18,723                       20,885
     12/31/00                15,169                       17,261
     02/28/01                16,024                       18,507

            Past performance is not predictive of future performance

                                                                 Value
                                                               ---------
iShares MSCI Mexico (Free) Index Fund - February 28, 2001       $16,024*
MSCI Mexico (Free) Index - December 31, 2000                   $17,261**
MSCI Mexico (Free) Index - February 28, 2001                   $18,507**

                           AVERAGE ANNUAL TOTAL RETURN
                                                 ONE YEAR       SINCE INCEPTION
                                                 --------       ---------------
iShares MSCI Mexico (Free) Index Fund            (18.37)%            9.95%
MSCI Mexico (Free) Index                         (16.52)%           13.18%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Mexico (Free) Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
** The MSCI Mexico (Free) Index changed from a Gross to Net Index effective
   December 31, 2000.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  NETHERLANDS

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Netherlands Index Fund (the "Netherlands Fund") was -8.50% for the six-month period ended February 28, 2001. The corresponding MSCI Index returned -7.68% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Netherlands Fund underperformed the benchmark by 0.82 percentage points over the reporting period, due to the negative impact of expenses, revenue differential and portfolio sampling. These factors subtracted 0.42, 0.35 and
0.07 percentage points, respectively, from the Fund's returns. Their impact was partially offset, however, by the positive impact of uninvested assets, which added 0.02 percentage points to the Fund's returns over the reporting period.
   KEY MARKET CONDITIONS
   Although the Dutch equity market was generally weak during the reporting period, its performance was significantly better than that of other developed markets with large technology and telecommunications components. With sentiment toward those sectors remaining pessimistic in late 2000 and early 2001, many investors sought out defensive issues, such as the Netherland's multinational energy, insurance, financial-services and consumer-oriented firms. As of
February 28, 2001, these sectors accounted for more than two-thirds of the Fund's assets.
   Several macroeconomic trends also helped support the Netherlands' largest stocks. Rising oil prices, for example, lifted shares of Royal Dutch/Shell, the Fund's largest holding as of February 28, 2001. Although higher oil prices helped the company's profits increase by 80% in the third quarter of 2000, those results were on the lower end of analysts' expectations. As a result, its shares dropped. The share price made up some ground in February, however, when Royal Dutch/Shell announced plans to buy back some of its shares and continued to improve its profit margins through cost-cutting measures. For the period, the company returned -4.07% in U.S. dollar terms.
   Meanwhile, the possibility of lower interest rates was beneficial to the Netherlands' large contingent of financial-services firms. These expectations resulted in gains for stocks such as ING Groep during the fall. But, although the U.S. Federal Reserve Board did lower interest rates by a full percentage point in January 2001, the European Central Bank did not follow suit.
   The U.S. dollar's strength was another boon for Dutch exporters such as Heineken during the fall of 2000; the trend made Dutch goods more competitive in the U.S. consumer market. As the reporting period ended, however, the dependence of many Dutch companies on U.S. demand became more of a liability. Signs that U.S. consumers were cutting back on their spending created doubts about the prospects for Dutch exporters such as Philips Electronics. The positive effects of lower interest rates and the strong dollar were not enough to offset the negative market conditions that affected markets globally.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ISHARES MSCI NETHERLANDS INDEX FUND VS. THE MSCI NETHERLANDS INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                        iShares MSCI
                    Netherlands Index Fund       MSCI Netherlands Index
     03/12/96               $10,000                    $10,000
     08/31/96                11,118                     10,974
     02/28/97                12,934                     12,949
     08/31/97                14,236                     14,680
     02/28/98                16,810                     17,273
     08/31/98                16,715                     16,824
     02/28/99                16,958                     17,573
     08/31/99                18,216                     18,862
     02/29/00                18,076                     19,157
     08/31/00                18,450                     19,730
     02/28/01                16,881                     18,215

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Netherlands Index Fund                            $16,881*
MSCI Netherlands Index                                         $18,215
                           AVERAGE ANNUAL TOTAL RETURN
                                                  ONE              SINCE
                                                  YEAR           INCEPTION
                                                 -------         ---------
iShares MSCI Netherlands Index Fund              (6.61)%           11.10%
MSCI Netherlands Index                           (4.92)%           12.82%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Netherlands Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  SINGAPORE (FREE)

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Singapore (Free) Index Fund (the "Singapore Fund") was -12.09% for the six-month period ended February 28, 2001. The corresponding MSCI Index returned -11.53% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Singapore Fund underperformed the benchmark by 0.56 percentage points over the reporting period, due to the negative impact of expenses, portfolio sampling and revenue differential. These factors subtracted 0.42, 0.14 and 0.06 percentage points, respectively, from the Fund's returns. They were partially offset, however, by the positive impact of uninvested assets, which added 0.06 percentage points to the Fund's returns.
   KEY MARKET CONDITIONS
   Like many stock markets around the world, Singapore was negatively affected by deteriorating economic conditions and market sentiment during the reporting period. Signs that the U.S. economy was rapidly slowing dampened market sentiment. The ongoing correction in technology and telecommunications-related sectors was another chief cause of the market's decline. The correction continued to hit stocks such as Chartered Semiconductor Manufacturing (one of the Fund's top 10 holdings as of February 28, 2001) and Singapore Telecommunications especially hard.
   Beyond the broad-scale slowdown in the technology sector, disappointments at individual companies also weighed on the market from time to time. In mid-November, for example, shares of Singapore Technologies Engineering dropped 12% in one day when the company lost a multi-billion dollar contract to build light armored vehicles for the U.S. Army. (The stock was the Fund's fifth-largest holding as of February 28, 2001.)
   While technology and telecom stocks posted relatively few up days, the performance of Singapore's two other large sectors -- banking and real-estate stocks -- was more mixed over the reporting period. Like the market's technology shares, banking stocks such as DBS Group Holdings and Overseas-China Banking Corporation were sold off when sentiment toward the emerging markets weakened. They rallied in late 2000 and early 2001, however, as many investors began to anticipate an interest-rate cut in the United States. As it turned out, the U.S. Federal Reserve Board did lower interest rates by a full percentage point in January 2001, helping to support Singapore's equity market. Lower interest rates also helped to propel real-estate stocks such as CapitaLand and City
Developments Ltd. Near the end of the reporting period, the market was also bolstered by the Singapore government's decision to cut corporate taxes.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
  ISHARES MSCI SINGAPORE (FREE) INDEX FUND VS. THE MSCI SINGAPORE (FREE) INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         iShares MSCI
                   Singapore (Free) Index Fund    MSCI Singapore (Free) Index
     03/12/96               $10,000                       $10,000
     08/31/96                 9,327                         9,196
     02/28/97                 9,720                         9,670
     08/31/97                 7,137                         6,961
     02/28/98                 5,687                         5,978
     08/31/98                 2,763                         3,108
     02/28/99                 4,914                         5,246
     08/31/99                 6,756                         7,274
     02/29/00                 6,361                         6,951
     08/31/00                 6,669                         7,051
     02/28/01                 5,863                         6,238

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Singapore (Free) Index Fund                        $5,863*
MSCI Singapore (Free) Index                                     $6,238

                           AVERAGE ANNUAL TOTAL RETURN
                                                       ONE             SINCE
                                                       YEAR          INCEPTION
                                                     --------        ---------
iShares MSCI Singapore (Free) Index Fund              (7.84)%         (10.18)%
MSCI Singapore (Free) Index                          (10.27)%          (9.06)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Singapore (Free) Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  SOUTH KOREA

   PERFORMANCE REVIEW
   The total return of the iShares MSCI South Korea Index Fund (the
"South Korea Fund") was returned -22.30% for the six-month period ended February 28, 2001. The corresponding MSCI Index returned -24.47% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The South Korea Fund outperformed the benchmark by 2.17 percentage points over the reporting period, due to the positive impact of portfolio sampling, which added 2.88 percentage points to the Fund's returns. It was partially offset by the negative impact of expenses, revenue differential and the effect of uninvested assets. Those three factors lowered the Fund's returns by, respectively, 0.49, 0.17 and 0.05 percentage points over the reporting period.
   As stated in the introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. Due to the Single Issuer Rule, the South Korea Fund was obligated to underweight Samsung Electronics, the largest security in the MSCI South Korea Index, during the reporting period. Due to the 5/50 Rule, the Fund was also underweighted in the electronic-components industry as a whole. Samsung and other electronic-components stocks significantly underperformed other areas of the South Korean equity market during the reporting period. As a result, the Fund's underweightings in Samsung and the electronic-components industry as a whole helped the Fund outperform the Index.
   KEY MARKET CONDITIONS
   Like most Asian stock markets, the South Korean market posted significant losses during the reporting period. In large part, that performance reflected weakness in the market's largest and most influential component, Samsung Electronics. Although the Fund was obligated to underweight the stock due to the Single Issuer Rule, Samsung Electronics still accounted for approximately 22% of the Fund's total net assets as of February 28, 2001. Over the six-month period, shares of Samsung Electronics depreciated by 10.57%. In addition, the corporation's various subsidiaries, including Samsung Display Devices and Samsung Electro-Mechanics, are large components of the Index in their own right. They also declined in value over the reporting period, as did South Korea Telecom, the Fund's second-largest holding.
   After posting severe declines over the fall -- including a drop of 17.28% in October alone -- the South Korean markeT began 2001 on an upswing. It was bolstered by improving sentiment toward the technology sector and by the U.S. Federal Reserve's decision to cut interest rates in January. That month, the MSCI South Korea Index rose 26.65% in local-currency terms. Its gain was even more pronounced in U.S. dollar terms, as the dollar weakened against South Korea's currency. Samsung Electronics led the market up, with the news that it had achieved record full-year profits for 2000. Shares of Pohang Iron & Steel also rose when it announced a joint venture with Australia's Broken Hill Proprietary to develop an iron ore mine in Western Australia.
   The Index reversed direction in February, however, declining 7.62% as sentiment toward technology stocks and the emerging markets again deteriorated. Growing concern about an economic slowdown in the United States and other countries led investors to sell off South Korea's export-oriented companies. By the end of the reporting period, negative sentiment continued to weigh on the market.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ISHARES MSCI SOUTH KOREA INDEX FUND VS. THE MSCI SOUTH KOREA INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         iShares MSCI
                      South Korea Index Fund    MSCI South Korea Index
     05/10/00               $10,000                    $10,000
     05/31/00                 9,455                      9,437
     08/31/00                 8,920                      8,748
     12/31/00                 5,909                      5,583
     02/28/01                 6,930                      6,608

            Past performance is not predictive of future performance

                                                                  Value
                                                                --------
iiShares MSCI South Korea Index Fund - February 28, 2001        $6,930*
MSCI South Korea Index - December 31,  2000                     $5,583**
MSCI South Korea Index - February 28, 2001                      $6,608**

                           AVERAGE ANNUAL TOTAL RETURN
                                                  SINCE
                                                INCEPTION+
                                                ----------
iShares MSCI South Korea Index Fund              (30.70)%
MSCI South Korea Index                           (33.92)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI South Korea Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
** The MSCI South Korea Index changed from a Gross to Net Index effective
   December 31, 2000.
+ For the period May 10, 2000 (commencement of operations) through February 28, 2001 (not annualized).

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  SPAIN

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Spain Index Fund (the "Spain Fund") was 1.36% for the six-month period ended February 28, 2001. The corresponding MSCI Index returned -2.82% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Spain Fund outperformed the benchmark by 4.18 percentage points over the reporting period, due to the positive impact of portfolio sampling and uninvested assets, which added 4.48 and 0.21 percentage points, respectively, to the Fund's returns. These factors were partially offset by the negative impact of expenses and revenue differential, which respectively subtracted 0.42 and
0.09 percentage points from the Fund's returns.
   As stated in the introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. Due to the Single Issuer Rule, the Spain Fund was obligated to underweight Telefonica by maintaining an average weighting of 24% in that stock (versus Telefonica's average Index weighting of 30%). To comply with the 5/50 Rule, the Investment Adviser also underweighted the banking, energy, telecommunications and utilities sectors and overweighted other areas of the market. The stocks that the Fund was underweighting generally underperformed those that the Fund was overweighting. As a result, portfolio sampling was the primary reason why the Fund outperformed the MSCI Spain Index.
   KEY MARKET CONDITIONS
   Spain was one of the better-performing developed markets in the world over the reporting period. Its large contingent of banking stocks was boosted by expectations that interest rates would decline and by good results. In addition, both Banco Bilbao Vizcaya Argentaria (BBVA) and rival Banco Santander Central Hispano (BSCH) -- collectively 25% of the MSCI Spain Fund as of February 28,
2001 -- benefited from their expansion into Brazil and other Latin American markets. By the end of the reporting period, the European Central Bank ("ECB") had still not cut interest rates. A number of Spain's financial stocks nonetheless continued to perform fairly well, due in part to expectations that the ECB would eventually lower rates in the second quarter.
   Latin American expansion also helped to buoy Telefonica, the Fund's largest holding, despite negative sentiment toward telecom stocks. The company began the reporting period by announcing better-than-expected results, noting that its Latin America operations offset stagnating profits in its domestic wire-line business.
   Many other Spanish companies have been looking to markets abroad for growth opportunities and a more liberal regulatory environment. In December, electric utility Endesa announced plans to acquire the Dutch electricity and natural-gas distributor REMU. It has made less headway in its home market: In February, it abandoned merger talks with its rival Iberdrola, citing the heavy anti-trust conditions regulators were seeking to impose on the deal.
   Although Spain's market was not as hard-hit as those with even larger telecommunications components, exchange rates were unfavorable for U.S. dollar-based investors at times. As the market began to anticipate lower U.S. interest rates toward the end of 2000, that trend reversed course: In December, the MSCI Spain Index was up 1.44% in local-currency terms but up 9.4% in U.S. dollar terms.
   As the reporting period ended, it was unclear how much of an impact the U.S. economic slowdown would have on Spain's market. In the past, slower growth in the United States has translated into slower growth in Latin America. Given the growing dependence of many Spanish companies on the region, a repeat of that scenario may create a challenging environment for Spanish equities.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             ISHARES MSCI SPAIN INDEX FUND VS. THE MSCI SPAIN INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         iShares MSCI
                       Spain Index Fund           MSCI Spain Index
     03/12/96               $10,000                    $10,000
     08/31/96                10,845                     10,917
     02/28/97                12,893                     13,066
     08/31/97                15,092                     15,379
     02/28/98                20,478                     21,053
     08/31/98                20,009                     20,589
     02/28/99                24,389                     24,970
     08/31/99                22,686                     23,707
     02/29/00                24,902                     27,540
     08/31/00                22,275                     24,275
     02/28/01                22,578                     23,591

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Spain Index Fund                                 $22,578*
MSCI Spain Index                                              $23,591

                           AVERAGE ANNUAL TOTAL RETURN
                                                    ONE        SINCE
                                                   YEAR      INCEPTION
                                                 --------    ---------
iShares MSCI Spain Index Fund                     (9.33)%     17.80%
MSCI Spain Index                                 (14.34)%     18.84%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Spain Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  SWEDEN

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Sweden Index Fund (the "Sweden Fund") was -30.68% for the six-month period ended February 28, 2001. The corresponding MSCI Index returned -31.97% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Sweden Fund outperformed the benchmark by 1.29 percentage points over the reporting period, due to the positive impact of portfolio sampling and uninvested assets. Those factors added 1.72 and 0.19 percentage points, respectively, to the Fund's returns. They were partially offset, however, by the negative impact of expenses and revenue differential, which subtracted 0.42 and
0.20 percentage points, respectively.
   As stated in the introduction, portfolio management constraints can affect the Investment Adviser's ability to optimize a Fund's portfolio. Due to the Single Issuer Rule, the Sweden Fund was obligated to underweight Ericsson. The Fund's average weighting in Ericsson over the reporting period was 24%, versus the Index average of 41.2%. Shares of Ericsson depreciated by 56.4% during that period. At the same time, the portfolio was overweighted in other securities, which outperformed Ericsson.
   KEY MARKET CONDITIONS
   The MSCI Sweden Index posted a significant loss during the reporting period. In September alone, it dropped 11.31% in local-currency terms. The country's largest stock by market capitalization, L.M. Ericsson, led the declines. In October, the company cut its profit forecast for the fourth quarter of 2000, citing continued weakness in its cell-phone handset business. Its shares fell.
   Other stocks in the Index faced significant, if less extreme, declines during the fall months. Shares of OM Gruppen, which operates the Stockholm Stock Exchange, dropped after the company's hostile bid to acquire the London Stock Exchange was rejected by LSE shareholders. In December, shares of Telia, Sweden's national telecom operator, fell after the company failed to win a third-generation mobile-phone license in its home market.
   The continued weakness of the Swedish krona against the U.S. dollar added to losses for U.S. dollar-based investors during the autumn. That trend reversed course in December, however, as many global investors began to anticipate a decline in U.S. interest rates. Those expectations were realized when the U.S. Federal Reserve cut rates in early January, helping to boost telecom and technology stocks in Sweden and other markets. The respite was short-lived, however. In late January, Ericsson again surprised many investors with an announcement that it was quitting mobile phone production. It also cut its forecast for sales growth in 2001, leading to another major downturn in its stock price.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            ISHARES MSCI SWEDEN INDEX FUND VS. THE MSCI SWEDEN INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         iShares MSCI
                      Sweden Index Fund          MSCI Sweden Index
     03/12/96               $10,000                    $10,000
     08/31/96                11,413                     11,200
     02/28/97                13,357                     13,344
     08/31/97                14,847                     14,856
     02/28/98                16,353                     16,596
     08/31/98                15,659                     16,093
     02/28/99                16,748                     17,416
     08/31/99                19,590                     20,846
     02/29/00                31,615                     37,492
     08/31/00                27,260                     31,626
     02/28/01                18,896                     21,515

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Sweden Index Fund                                 $18,896*
MSCI Sweden Index                                              $21,515
                           AVERAGE ANNUAL TOTAL RETURN
                                                    ONE        SINCE
                                                    YEAR     INCEPTION
                                                  --------   ---------
iShares MSCI Sweden Index Fund                    (40.23)%     13.65%
MSCI Sweden Index                                 (42.62)%     16.66%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Sweden Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  SWITZERLAND

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Switzerland Index Fund (the "Switzerland Fund") was -0.19% for the six-month period ended February 28, 2001. The corresponding MSCI Index returned -0.84% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Switzerland Fund outperformed the benchmark by 0.65 percentage points over the reporting period due to the positive impact of portfolio sampling and uninvested assets. These factors added 1.34 and 0.04 percentage points, respectively, to the Fund's returns. They were partially offset, however, by the negative impact of expenses and revenue differential, which subtracted 0.42 and
0.31 percentage points, respectively, from the Fund's returns.
   As stated in the introduction, portfolio management constraints can restrict the Investment Adviser's ability to optimize a Fund's portfolio. As of February 28, 2001, more than 70% of the MSCI Switzerland Index was comprised of names with weightings of over 5%. Because of the 5/50 Rule, the Switzerland Fund shifted the weightings of some of its positions so that no more than a total of 50% of its assets was in companies weighted 5% or more. The outperformance of some of these overweighted positions was the principal cause of the Fund's positive variance from the MSCI Switzerland Index.
   KEY MARKET CONDITIONS
   Switzerland's equity market was comparatively sheltered from the volatility affecting other markets in Europe over the reporting period. Amid a great deal of economic uncertainty, many investors sought out Switzerland's large, stable "old economy" firms -- particularly in health & personal care, banking, food & household products and insurance. Collectively, these sectors comprised nearly 70% of the Fund's total net assets as of February 28, 2001. (Their representation would have been even larger had the Fund not underweighted some of these issues to comply with the 5/50 Rule.)
   Swiss banking stocks such as UBS AG also benefited from strong corporate results and from expectations that interest rates would decline. In October, UBS announced that its third-quarter 2000 profits had increased by 73%. It again reported good results in February, helped by its recent acquisition of U.S. broker PaineWebber. (The deal made UBS the world's largest private banking firm.) The Swiss Central Bank did not lower interest rates during the reporting period, however, subduing the financial sector somewhat.
   Consumer-oriented stocks were another relatively strong area of the Swiss market. Shares of Nestle, the Fund's second-largest holding as of February 28, rose in early 2001 after the company announced that its profits rose 22% in 2000.
   Swiss equities also benefited from positive trends in the domestic economy during the first part of the reporting period. The Organization of Economic Cooperation & Development ("OECD") estimated that, in 2000, the Swiss economy grew at its fastest rate in 10 years.
   Yet the Swiss market was not completely immune to the impact of global economic trends. For example, ABB Ltd., Europe's largest industrial-engineering company, underperformed analysts' expectations due to sluggish demand and its stock declined. The ongoing economic slowdown in the United States, and a more acute crisis in Turkey, were also pressuring Swiss stocks as the reporting period ended.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ISHARES MSCI SWITZERLAND INDEX FUND VS. THE MSCI SWITZERLAND INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          iShares MSCI
                      Switzerland Index Fund      MSCI Switzerland Index
     03/12/96               $10,000                    $10,000
     08/31/96                10,260                     10,319
     02/28/97                10,210                     10,347
     08/31/97                11,972                     11,998
     02/28/98                15,124                     16,271
     08/31/98                14,515                     15,609
     02/28/99                15,019                     16,706
     08/31/98                14,727                     15,974
     02/29/00                13,569                     14,310
     08/31/00                15,016                     16,045
     02/28/01                14,988                     15,910

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Switzerland Index Fund                           $14,988*
MSCI Switzerland Index                                        $15,910

                           AVERAGE ANNUAL TOTAL RETURN
                                                     ONE          SINCE
                                                     YEAR       INCEPTION
                                                    -------     ---------
iShares MSCI Switzerland Index Fund                  10.45%        8.48%
MSCI Switzerland Index                               11.19%        9.79%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Switzerland Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  TAIWAN

   PERFORMANCE REVIEW
   The total return of the iShares MSCI Taiwan Index Fund (the "Taiwan Fund") was -25.59% for the six-month period ended February 28, 2001. The corresponding MSCI Index returned -25.76% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Taiwan Fund outperformed the benchmark by 0.17 percentage points over the reporting period, due to the positive impact of uninvested assets, portfolio sampling and revenue differential. These factors respectively contributed 0.45,
0.16 and 0.05 percentage points to the Fund's returns over the reporting period. They were partially offset, however, by the negative impact of expenses, which lowered the Fund's returns by 0.49 percentage points.
   KEY MARKET CONDITIONS
   The MSCI Taiwan Index Fund's  performance  reflected a very difficult  period for the electronic components sector, a major component of Taiwan's equity market. Although a prolonged correction had slightly reduced its weighting in the index, the electronic components sector still comprised 45.74% of the Taiwan Fund's total net assets as of February 28, 2001.
   Growing concern about a widespread technology slowdown led to sharp declines in stocks such as Taiwan Semiconductor Manufacturing and United Microelectronics. Those two issues collectively accounted for 28.89% of the Fund as of February 28. The U.S. dollar's strength over much of the reporting period heightened these losses for U.S.-dollar based investors.
   Sentiment did improve in early 2001 with the U.S. Federal Reserve's decision to lower interest rates. Taiwan's central bank followed suit, cutting interest rates by a quarter of a percentage point. The move boosted financial stocks such as Cathay Life Insurance, the Fund's third-largest holding as of February 28. The lower rates, coupled with many investors' more optimistic view toward the technology industry, helped the Taiwanese market stage a major comeback in January; that month, the MSCI Taiwan Index rose 26.47% in local-currency terms-after having declined 8.08% in December. A weakening of the U.S. dollar also magnified returns for U.S. dollar-based investors in January.
   But the recovery was short-lived. In February, both Taiwan Semiconductor Manufacturing and United Microelectronics warned investors that they expected disappointing sales in 2001. The news contributed to the MSCI Taiwan Index's 7.33% decline in February.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            ISHARES MSCI TAIWAN INDEX FUND VS. THE MSCI TAIWAN INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      iShares MSCI Taiwan
                          Index Fund              MSCI Taiwan Index
     06/21/00               $10,000                    $10,000
     06/30/00                 9,638                      9,604
     08/31/00                 8,790                      8,785
     12/31/00                 5,469                      5,441
     02/28/01                 6,540                      6,523

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI Taiwan Index Fund - February 28, 2001              $6,540*
MSCI Taiwan Index - December 31, 2000                           $5,441**
MSCI Taiwan Index - February 28, 2001                           $6,523**

                           AVERAGE ANNUAL TOTAL RETURN
                                                SINCE
                                             INCEPTION+
                                             ----------
iShares MSCI Taiwan Index Fund                (34.60)%
MSCI Taiwan Index                             (34.77)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI Taiwan Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.
** The MSCI Taiwan Index changed from a Gross to Net Index effective December
   31, 2000.
+ For the period June 21, 2000 (commencement of operations) through February 28, 2001 (not annualized).

PERFORMANCE REVIEW                                                 ISHARES, INC.
--------------------------------------------------------------------------------

  UNITED KINGDOM

   PERFORMANCE REVIEW
   The total return of the iShares MSCI United Kingdom Index Fund
(the "U.K. Fund") was -9.72% over the six-month period ended February 28, 2001. The corresponding MSCI Index returned -9.54% over the same period.
   SIGNIFICANT PERFORMANCE FACTORS
   The United Kingdom Fund underperformed the benchmark during the reporting period by 0.18 percentage points, due to the negative impact of expenses and portfolio sampling, which respectively subtracted 0.42 and 0.01 percentage points from the Fund's returns. These factors were partially offset by the positive impact of uninvested assets and revenue differential, which added 0.17 and 0.08 percentage points to the Fund's returns.
   KEY MARKET CONDITIONS
   The U.K. Fund's performance in late 2000 and early 2001 reflected a continuing shift from "new economy" stocks to "old economy" shares.
   As the U.S. economy slowed, many international investors favored large, stable companies in the U.K.'s banking and health and personal care sectors. Banking shares were given a further boost by expectations that the Bank of England might lower interest rates -- which it did in early February. Several U.K. pharmaceutical companies also reported fairly good results, driven in part by strong U.S. sales growth. Soon after the merger between Glaxo Wellcome and SmithKline Beecham was completed in December, for example, the combined drug maker (trading as GlaxoSmithKline) reported better-than-expected earnings and its shares rose. That stock was the Fund's largest holding as of February 28, 2001.
   Energy stocks were also relatively strong, boosted by higher prices for crude oil. One of the companies benefiting from that trend was BP Amoco. In February, it announced that its fourth-quarter profits had doubled from their level a year earlier. BP's acquisition of the U.S. company Atlantic Richfield also made a positive contribution to its results.
   Contrasting sharply with the strength of these sectors was the ongoing weakness in the telecommunications sector. Company-specific factors also weighed on Vodafone Airtouch, one of the market's largest stocks. Many investors were concerned about the debt that Vodafone had assumed in order to win licenses for third-generation wireless networks in Europe. Some investors also worried about how the numerous acquisitions Vodafone had been making would affect its bottom line. Vodafone said that concern was unfounded when, in November, it announced that its profits had risen 24% over the first half of 2000.
   As the reporting period ended, the market appeared to be wary of repercussions from the U.S. economic slowdown. Given that companies such as GlaxoSmithKline depend heavily on the U.S. market, decelerating growth in the U.S. led to declines in shares of some U.K. exporters.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ISHARES MSCI UNITED KINGDOM INDEX FUND VS. THE MSCI UNITED KINGDOM INDEX*

                               [GRAPHICS OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          iShares MSCI
                   United Kingdom Index Fund    MSCI United Kingdom Index
     03/12/96               $10,000                    $10,000
     08/31/96                11,040                     11,078
     02/28/97                12,767                     12,996
     08/31/97                14,405                     14,601
     02/28/98                17,432                     17,851
     08/31/98                16,564                     16,742
     02/28/99                18,581                     18,971
     08/31/99                19,102                     19,461
     02/29/00                18,007                     18,552
     08/31/00                18,528                     18,941
     02/28/01                16,727                     17,134

            Past performance is not predictive of future performance

                                                                Value
                                                          February 28, 2001
                                                          -----------------
iShares MSCI United Kingdom Index Fund                        $16,727*
MSCI United Kingdom Index                                     $17,134

                           AVERAGE ANNUAL TOTAL RETURN
                                                        ONE            SINCE
                                                       YEAR          INCEPTION
                                                      -------        ---------
iShares MSCI United Kingdom Index Fund                (7.11)%          10.90%
MSCI United Kingdom Index                             (7.64)%          11.44%

------------------

* The chart assumes a hypothetical $10,000 initial investment in the iShares MSCI United Kingdom Index Fund and reflects all expenses of the Index Fund. Investors should note that the Index Fund is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI AUSTRALIA INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----
           COMMON STOCK - BASKET         100.00%
           BANKING                        22.57%
  257,218  Commonwealth Bank of Australia          $ 4,070,629
  288,600  National Australia Bank Limited           4,552,139
  309,738  Westpac Banking Corporation Limited       2,281,223
                                                   -----------
                                                    10,903,991
                                                   -----------


           BEVERAGES & TOBACCO             4.19%
   35,984  British American Tobacco Australasia
             Limited                                   337,644
  256,386  Coca-Cola Amatil Limited                    696,179
  392,704  Foster's Brewing Group Limited              989,341
                                                   -----------
                                                     2,023,164
                                                   -----------
           BROADCASTING & PUBLISHING      14.94%
  404,664  News Corporation Limited                  3,786,429
  421,070  News Corporation Limited - Preferred      3,432,272
                                                   -----------
                                                     7,218,701
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    2.37%
  248,716  Boral Limited                               294,522
  253,812  CSR Limited                                 666,572
   92,716  James Hardie Industries Limited             185,221
                                                   -----------
                                                     1,146,315
                                                   -----------
           BUSINESS & PUBLIC SERVICES      4.42%
   48,620  Brambles Industries Limited               1,139,481
  134,654  Computershare Limited                       503,487
   81,042  Mayne Nickless Limited                      238,198
  117,000  Transurban Group*                           256,365
                                                   -----------
                                                     2,137,531
                                                   -----------
           CHEMICALS                       0.34%
   63,804  Orica Limited                               162,447
                                                   -----------
           CONSTRUCTION & HOUSING          0.43%
   57,122  Leighton Holdings Limited                   209,035
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.34%
  163,592  ERG Limited                                 166,365
                                                   -----------
           ENERGY SOURCES                  6.93%
  251,134  BHP Limited                               2,771,116
  169,364  Santos Limited                              577,074
                                                   -----------
                                                     3,348,190
                                                   -----------
           FINANCIAL SERVICES              0.74%
   58,188  Suncorp-Metway Limited++                    358,400
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       0.44%
  298,740  Goodman Fielder Limited++                   212,975
                                                   -----------
           FOREST PRODUCTS & PAPER         1.17%
  150,878  Amcor Limited++                             460,068
   54,392  PaperlinX Limited                           104,070
                                                   -----------
                                                       564,138
                                                   -----------
           GOLD MINES                      0.81%
   17,420  Delta Gold Limited*                          12,145
   72,150  Newcrest Mining Limited                     146,897
  468,000  Normandy Mining Limited                     233,059
                                                   -----------
                                                       392,101
                                                   -----------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----
           HEALTH & PERSONAL CARE          2.35%
   13,000  Cochlear Limited                        $   271,248
   33,722  CSL Limited                                 643,445
   37,648  FH Faulding & Company Limited               218,882
                                                   -----------
                                                     1,133,575
                                                   -----------
           INSURANCE                       6.23%
  226,044  AMP Limited                               2,348,991
  126,464  QBE Insurance Group Limited                 663,455
                                                   -----------
                                                     3,012,446
                                                   -----------
           LEISURE & TOURISM               0.90%
   85,280  TABCORP Holdings Limited                    434,521
                                                   -----------
           MERCHANDISING                   4.12%
  265,148  Coles Myer Limited                          893,709
  246,870  Woolworths Limited++                      1,096,096
                                                   -----------
                                                     1,989,805
                                                   -----------
           METALS - NON FERROUS            6.03%
  493,194  Mount Isa Mines Holdings Limited            297,312
   82,498  Rio Tinto Limited                         1,432,289
  282,620  WMC Limited                               1,181,936
                                                   -----------
                                                     2,911,537
                                                   -----------
           METALS - STEEL                  0.06%
   62,764  OneSteel Limited*                            28,295
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.32%
  143,000  Futuris Corporation Limited                 153,669
                                                   -----------
           MULTI-INDUSTRY                  3.18%
   45,136  Howard Smith Limited                        207,548
  232,960  Pacific Dunlop Limited                      151,426
  141,440  Southcorp Limited                           480,594
   71,136  Wesfarmers Limited++                        696,978
                                                   -----------
                                                     1,536,546
                                                   -----------
           REAL ESTATE                     5.86%
  104,000  AMP Diversified Property Trust              130,840
  364,000  Gandel Retail Trust                         215,614
  335,400  General Property Trust                      476,815
  111,878  Lend Lease Corporation Limited              876,764
  130,000  Mirvac Group                                241,101
  113,048  Stockland Trust Group                       236,506
  386,386  Westfield Trust                             654,216
                                                   -----------
                                                     2,831,856
                                                   -----------
           RECREATION, OTHER CONSUMER
             GOODS                         0.64%
   91,468  Aristocrat Leisure Limited                  306,864
                                                   -----------
           TELECOMMUNICATIONS              9.87%
1,449,864  Telstra Corporation Limited               4,771,397
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    0.75%
   58,656  Australian Gas Light Company
             Limited                                   363,128
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $51,865,015)                     48,316,992
                                                   -----------

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI AUSTRALIA INDEX FUND (CONCLUDED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----
           COMMON STOCK -
             NON-BASKET                    0.00%
           BANKING                         0.00%
       26  Commonwealth Bank of Australia          $       412
                                                   -----------
           FOREST PRODUCTS & PAPER         0.00%
       20  PaperlinX Limited                                38
                                                   -----------
           METALS - STEEL                  0.00%
       23  OneSteel Limited*                                10
                                                   -----------
           REAL ESTATE                     0.00%
   13,000  Mirvac Group-Options
             (Expiration Date 06/29/01)                     68
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $481)                                   528
                                                   -----------
           TOTAL INVESTMENTS
             (COST $51,865,496)+         100.00%   $48,317,520
                                         =======   ===========

----------

* Non-income producing security.

+ Aggregate cost for Federal income tax purposes is $52,177,881. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 2,461,713
           Excess of tax cost over value            (6,322,074)
                                                   -----------
                                                   $(3,860,361)
                                                   ===========
++Denotes all or part of security on loan.

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI AUSTRIA INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----
           COMMON STOCK - BASKET          99.99%
           BANKING                         4.80%
   11,046  Erste Bank der oesterreichischen
             Sparkassen AG                         $   568,842
                                                   -----------
           BEVERAGES & TOBACCO            11.64%
   15,036  Austria Tabakwerke                          956,835
   10,458  BBAG Oesterreichische Brau
             Beteiligungs                              423,156
                                                   -----------
                                                     1,379,991
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    4.92%
   26,404  Wienerberger Baustoffindustrie              582,747
                                                   -----------
           BUSINESS & PUBLIC SERVICES      4.77%
   15,372  Flughafen Wien                              565,443
                                                   -----------
           CHEMICALS                       4.61%
    6,944  Lenzing                                     546,297
                                                   -----------
           ENERGY SOURCES                 13.22%
   19,348  OMV                                       1,567,155
                                                   -----------
           INSURANCE                       4.88%
    3,038  Generali Holding Vienna                     578,305
                                                   -----------
           MACHINERY & ENGINEERING         8.77%
   12,292  BWT                                         443,106
   17,514  VA Technologie                              596,722
                                                   -----------
                                                     1,039,828
                                                   -----------
           METALS - STEEL                  3.71%
   11,648  Boehler-Uddeholm                            439,171
                                                   -----------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           MISCELLANEOUS MATERIALS &
             COMMODITIES                   8.12%
   10,976  Mayr-Melnhof Karton                     $   530,213
   20,454  RHI                                         431,678
                                                   -----------
                                                       961,891
                                                   -----------
           TELECOMMUNICATIONS              6.09%
  126,448  Telekom Austria AG*                         722,108
                                                   -----------
           TRANSPORTATION - AIRLINES       3.57%
   29,498  Austrian Airlines                           423,442
                                                   -----------
           UTILITIES - ELECTRICAL & GAS   20.89%
   21,518  Oesterreichische
             Elektrizitaetswirtschafts - Class A     2,475,471
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $12,368,284)                     11,850,691
                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.01%
           UTILITIES - ELECTRICAL & GAS    0.01%
        8  Osterreichische
             Elektrizitaetswirtsharfts - Class A           920
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $1,034)                                 920
                                                   -----------
           TOTAL INVESTMENTS
             (COST $12,369,318)+         100.00%   $11,851,611
                                         =======   ===========

----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $12,600,419.
  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:

           Excess of value over tax cost           $   438,147
           Excess of tax cost over value            (1,186,955)
                                                   -----------
                                                   $  (748,808)
                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI BELGIUM INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           COMMON STOCK - BASKET          99.99%
           AUTOMOBILES                     3.28%
    1,638  D'Ieteren                               $   352,927
                                                   -----------
           BANKING                        14.20%
      714  Dexia                                       118,647
   31,059  KBC Bancassurance Holding NV++            1,408,384
                                                   -----------
                                                     1,527,031
                                                   -----------
           BEVERAGES & TOBACCO             4.35%
   16,758  Interbrew*                                  467,097
                                                   -----------
           CHEMICALS                       3.98%
    7,959  Solvay                                      427,435
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   3.28%
    4,032  Barco NV                                    290,323
    8,064  BarcoNet NV*                                 62,736
                                                   -----------
                                                       353,059
                                                   -----------
           FINANCIAL SERVICES              4.59%
   12,390  Algmene Maatschappij voor
             Nijverheidskredit NV                      493,353
                                                   -----------
           HEALTH & PERSONAL CARE          4.64%
   13,545  UCB                                         499,235
                                                   -----------
           INDUSTRIAL COMPONENTS           0.44%
    1,071  Bekaert NV                                   47,275
                                                   -----------
           INSURANCE                      22.73%
   84,567  Fortis B                                  2,443,463
                                                   -----------
           MERCHANDISING                   9.27%
   12,033  Colruyt NV                                  530,814
    8,379  Delhaize-Le Lion                            466,172
                                                   -----------
                                                       996,986
                                                   -----------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           METALS - NON FERROUS            2.45%
    6,489  Union Miniere                           $   263,157
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.62%
      777  Glaverbel                                    66,844
                                                   -----------
           MULTI-INDUSTRY                  8.12%
      756  Compagnie Benelux Paribas                    45,189
    1,239  Electrafina                                 201,329
    1,470  Gevaert NV                                   61,169
    1,974  Groupe Bruxelles Lambert++                  565,463
                                                   -----------
                                                       873,150
                                                   -----------
           RECREATION, OTHER CONSUMER
             GOODS                         4.51%
   22,281  Agfa Gevaert NV                             485,194
                                                   -----------
           TRANSPORTATION - SHIPPING       1.11%
    1,680  Compagnie Maritime Belge                    119,346
                                                   -----------
           UTILITIES - ELECTRICAL & GAS   12.42%
    5,901  Electrabel                                1,334,933
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $12,202,876)                     10,750,485
                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.01%
           BANKING                         0.01%
       10  KBC Bancassurance Holding NV                    453
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $456)                                   453
                                                   -----------
           TOTAL INVESTMENTS
             (COST $12,203,332)+         100.00%   $10,750,938
                                         =======   ===========

----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $12,936,654. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $        --
           Excess of tax cost over value            (2,185,716)
                                                   -----------
                                                   $(2,185,716)
                                                   ===========
++Denotes all or part of security on loan.

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI BRAZIL (FREE) INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES     SECURITY                                  VALUE
  ------     --------                                  -----

             COMMON STOCK - BASKET        100.00%
             AEROSPACE & MILITARY
               TECHNOLOGY                   3.27%
     38,000 Empresa Brasileira de Aeronautica $ 353,315 19,000 Empresa Brasileira de
               Aeronautica Pfd                          144,580
                                                    -----------
                                                        497,895
                                                    -----------
             BANKING                       10.65%
 98,724,000  Banco Bradesco Pfd                         555,579
  3,002,000  Banco do Estado de Sao Paulo
               Pfd                                      136,621
  7,752,000  Banco Itau Pfd                             646,790
  6,118,000  Uniao de Bancos Brasileiros                284,419
                                                    -----------
                                                      1,623,409
                                                    -----------
             BEVERAGES & TOBACCO            7.05%
    380,000  Companhia de Bebidas das
               Americas                                  91,118
  2,750,000  Companhia de Bebidas das
               Americas Pfd                             672,865
     53,200  Souza Cruz                                 309,802
                                                    -----------
                                                      1,073,785
                                                    -----------
             BROADCASTING & PUBLISHING      0.74%
    133,000  Globo Cabo Pfd*                            112,596
                                                    -----------
             BUILDING MATERIALS &
               COMPONENTS                   0.27%
  1,425,000  Duratex Pfd                                 41,491
                                                    -----------
             CHEMICALS                      0.72%
    361,000  Copene Petroquimica do
               Nordeste Pfd A Shares                    110,413
                                                    -----------
             ENERGY SOURCES                22.71%
 10,260,000  Companhia Brasileira de
               Petroleo Ipiranga Pfd                     71,848
     55,100  Petroleo Brasileiro                      1,550,673
     68,400  Petroleo Brasileiro Pfd                  1,837,947
                                                    -----------
                                                      3,460,468
                                                    -----------
             FOOD & HOUSEHOLD PRODUCTS      0.49%
    114,000  Sadia Industria e Comercio Pfd              74,196
                                                    -----------
             FOREST PRODUCTS & PAPER        2.33%
    152,000  Aracruz Celulose Pfd B Shares              200,832
  5,567,000  Votorantim Celulose e Papel Pfd            153,893
                                                    -----------
                                                        354,725
                                                    -----------
             MACHINERY & ENGINEERING        0.21%
 25,859,000  Inepar Industria e Construcoes Pfd*         32,775
                                                    -----------

  NO. OF
  SHARES     SECURITY                                  VALUE
  ------     --------                                  -----

             MERCHANDISING                  3.59%
 15,865,000  Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar Pfd              $   524,046
  9,823,000  Lojas Americanas Pfd                        23,554
                                                    -----------
                                                        547,600
                                                    -----------
             METALS - STEEL                13.49%
 11,039,000  Companhia Siderurgica Nacional             375,439
     58,900  Companhia Vale do Rio Doce
               Pfd A Shares                           1,516,095
     32,300  Usinas Siderurgicas de Minas Gerais
               Pfd A Shares                             164,385
                                                    -----------
                                                      2,055,919
                                                    -----------
             TELECOMMUNICATIONS            21.44%
 16,169,000  Embratel Participacoes                     156,824
 29,583,000  Embratel Participacoes Pfd                 356,270
 49,818,000  Tele Celular Sul Participacoes              78,987
 46,987,000  Tele Celular Sul Participacoes Pfd          95,882
 75,468,000  Tele Centro Oeste Celular
               Participacoes Pfd                        275,873
 21,128,000  Tele Centro Sul Participacoes              176,179
 32,889,000  Tele Centro Sul Participacoes Pfd          337,983
 70,357,000  Tele Nordeste Celular Participacoes
               Pfd                                      113,962
 18,449,000  Tele Norte Leste Participacoes             290,526
 39,368,000  Tele Norte Leste Participacoes Pfd         853,439
 57,855,000  Telesp Celular Participacoes Pfd           530,845
                                                    -----------
                                                      3,266,770
                                                    -----------
             UTILITIES - ELECTRICAL & GAS  13.04%
 43,092,000  Centrais Electricas Brasileiras            844,127
 34,884,000  Centrais Electricas Brasileiras
               Pfd B Shares                             623,081
 74,271,000  Centrais Geradoras do Sul do Brasil*       114,850
 19,893,000  Centrais Geradoras do Sul do
               Brasil Pfd*                               31,541
 24,833,000  Companhia Energetica de
               Minas Gerais Pfd                         373,072
                                                    -----------
                                                      1,986,671
                                                    -----------
             TOTAL COMMON STOCK - BASKET
               (Cost $18,291,850)                    15,238,713
                                                    -----------
             TOTAL INVESTMENTS
               (COST $18,291,850)+        100.00%   $15,238,713
                                          =======   ===========

----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $18,963,854.
  The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost            $   318,130
           Excess of tax cost over value             (4,043,271)
                                                    -----------
                                                    $(3,725,141)
                                                    ===========

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI CANADA INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           COMMON STOCK - BASKET          99.99%
           AEROSPACE & MILITARY
             TECHNOLOGY                    4.08%
   54,400  Bombardier Incorporated - Class B       $   779,681
                                                   -----------
           BANKING                        14.83%
    2,000  Bank of Montreal                             99,948
   30,192  Bank of Nova Scotia                         859,924
   41,600  Canadian Imperial Bank of Commerce        1,288,926
    4,800  National Bank of Canada                      92,814
   16,000  Royal Bank of Canada                        489,679
                                                   -----------
                                                     2,831,291
                                                   -----------
           BEVERAGES & TOBACCO             0.25%
    1,600  Molson Incorporated - Class A                47,557
                                                   -----------
           BROADCASTING & PUBLISHING       6.47%
    4,800  Quebecor Incorporated - Class B              78,704
   11,200  Rogers Communications Incorporated -
             Class B                                   173,400
   26,880  Thomson Corporation                         983,329
                                                   -----------
                                                     1,235,433
                                                   -----------
           BUSINESS & PUBLIC SERVICES      1.68%
   27,200  CGI Group Incorporated*                     115,495
    8,000  Cognos Incorporated*                        170,630
    2,240  Descartes Systems Group Incorporated*        34,021
                                                   -----------
                                                       320,146
                                                   -----------
           CHEMICALS                       2.11%
   16,192  Agrium Incorporated                         214,405
    3,200  Potash Corporation of Saskatchewan
             Incorporated                              188,764
                                                   -----------
                                                       403,169
                                                   -----------
           ELECTRICAL & ELECTRONICS       14.00%
    4,000  Ballard Power Systems Incorporated*         186,804
    7,040  Mitel Corporation*                           58,038
  129,088  Nortel Networks Corporation               2,403,324
      640  Research in Motion Limited*                  24,667
                                                   -----------
                                                     2,672,833
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   4.08%
   11,200  ATI Technologies Incorporated*               57,507
   15,040  Celestica Incorporated*                     722,132
                                                   -----------
                                                       779,639
                                                   -----------
           ENERGY EQUIPMENT & SERVICES     1.75%
    7,872  Precision Drilling Corporation*             334,257
                                                   -----------
           ENERGY SOURCES                 11.38%
    8,592  Alberta Energy Company Limited              384,473
    4,672  Anderson Exploration Limited*                99,495
    9,472  Canadian Natural Resources Limited*         267,924
    1,200  Enbridge Incorporated                        31,748
   16,000  Gulf Canada Resources Limited*               89,888
   12,800  Imperial Oil Limited                        315,986
    5,200  Nexen Incorporated                          125,686
   11,072  Petro-Canada                                260,815
   12,800  Suncor Energy Incorporated                  329,616
    7,392  Talisman Energy Incorporated*               267,566
                                                   -----------
                                                     2,173,197
                                                   -----------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           FINANCIAL SERVICES              5.95%
   38,400  C. I. Fund Management Incorporated      $   353,697
    3,200  Mackenzie Financial Corporation              61,312
   30,992  Power Corporation of Canada                 721,756
                                                   -----------
                                                     1,136,765
                                                   -----------
           FOREST PRODUCTS & PAPER         1.09%
   14,400  Abitibi Consolidated Incorporated           108,649
   11,200  Domtar Incorporated                          98,772
                                                   -----------
                                                       207,421
                                                   -----------
           GOLD MINES                      0.30%
    6,144  Placer Dome Incorporated                     57,314
                                                   -----------
           HEALTH & PERSONAL CARE          3.31%
    8,000  Biovail Corporation                         373,922
   12,800  MDS Incorporated - Class B                  211,633
    1,600  QLT Incorporated*                            46,731
                                                   -----------
                                                       632,286
                                                   -----------
           INDUSTRIAL COMPONENTS           0.73%
    3,200  Magna International Incorporated -
             Class A                                   139,765
                                                   -----------
           INSURANCE                       5.88%
      800  Fairfax Financial Holdings Limited*         114,973
   22,272  Manulife Financial Corporation              613,542
   17,600  Sun Life Financial Services of Canada       393,781
                                                   -----------
                                                     1,122,296
                                                   -----------
           LEISURE & TOURISM               0.44%
    1,600  Four Seasons Hotel Incorporated              83,198
                                                   -----------
           MACHINERY & ENGINEERING         1.34%
   14,400  United Dominion Industries Limited          256,337
                                                   -----------
           MERCHANDISING                   1.30%
    4,000  Canadian Tire Corporation - Class A          56,493
    1,600  George Weston Limited                        90,881
    4,800  Hudson's Bay Company                         56,127
    3,200  Sobeys Canada Incorporated                   43,899
                                                   -----------
                                                       247,400
                                                   -----------
           METALS - NON FERROUS            5.61%
   14,400  Alcan Aluminium Limited                     533,839
   11,200  Cameco Corporation                          215,835
    6,400  Cominco Limited                             102,012
    7,392  Inco Limited*                               132,310
    2,400  Noranda Incorporated                         26,261
    6,400  Teck Corporation - Class B                   61,876
                                                   -----------
                                                     1,072,133
                                                   -----------
           METALS - STEEL                  1.12%
   13,600  Dofasco Incorporated                        213,666
                                                   -----------
           MULTI-INDUSTRY                  4.22%
    8,800  Brascan Corporation - Class A               146,590
   17,600  Canadian Pacific Limited                    659,943
                                                   -----------
                                                       806,533
                                                   -----------
           TELECOMMUNICATIONS              5.25%
   37,552  BCE Incorporated                          1,002,090
                                                   -----------
           TRANSPORTATION - AIRLINES       0.30%
    9,600  Air Canada Incorporated*                     58,009
                                                   -----------

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI CANADA INDEX FUND (CONCLUDED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           COMMON STOCK - BASKET (CONTINUED)
           UTILITIES - ELECTRICAL & GAS    2.52%
   11,200  TransAlta Corporation                   $   160,157
   26,320  Transcanada Pipelines Limited               322,036
                                                   -----------
                                                       482,193
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $22,288,748)                     19,094,609
                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.01%
           ELECTRICAL & ELECTRONICS        0.00%
       12  Nortel Networks Corporation                     223
                                                   -----------
           ENERGY EQUIPMENT & SERVICES     0.00%
        4  Precision Drilling Corporation*                 170
                                                   -----------
           ENERGY SOURCES                  0.01%
        4  Anderson Exploration Limited*                    85
        4  Canadian Natural Resources Limited*             113
        4  Petro-Canada                                     94
        4  Talisman Energy Incorporated*                   145
                                                   -----------
                                                           437
                                                   -----------
           GOLD MINES                      0.00%
        8  Placer Dome Incorporated                         75
                                                   -----------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           COMMON STOCK -
             NON-BASKET (CONTINUED)
           INDUSTRIAL COMPONENTS           0.00%
        8  Magna International Incorporated -
             Class A                               $       350
                                                   -----------
           INSURANCE                       0.00%
        4  Manulife Financial Corporation                  110
                                                   -----------
           TELECOMMUNICATIONS              0.00%
        4  BCE Incorporated                                107
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $1,843)                               1,472
                                                   -----------
           TOTAL INVESTMENTS
             (COST $22,290,591)+         100.00%   $19,096,081
                                         =======   ===========

----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $22,577,450. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 1,779,470
           Excess of tax cost over value            (5,260,839)
                                                   -----------
                                                   $(3,481,369)
                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI EMU INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           COMMON STOCK - BASKET          99.77%
           AUSTRIA                         0.47%
           BEVERAGES & TOBACCO             0.06%
      384  Austria Tabakwerke                      $    24,436
      160  BBAG Oesterreichische Brau
             Beteiligungs                                6,474
                                                   -----------
                                                        30,910
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.05%
    1,200  Wienerberger Baustoffindustrie               26,484
                                                   -----------
           BUSINESS & PUBLIC SERVICES      0.02%
      368  Flughafen Wien                               13,537
                                                   -----------
           CHEMICALS                       0.01%
       64  Lenzing                                       5,035
                                                   -----------
           ENERGY SOURCES                  0.07%
      464  OMV                                          37,583
                                                   -----------
           INSURANCE                       0.05%
      128  Generali Holding Vienna                      24,366
                                                   -----------
           MACHINERY & ENGINEERING         0.04%
      288  BWT                                          10,382
      256  VA Technologie                                8,722
                                                   -----------
                                                        19,104
                                                   -----------
           METALS - STEEL                  0.01%
      192  Boehler-Uddeholm                              7,239
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.03%
      208  Mayr-Melnhof Karton                          10,048
      352  RHI                                           7,429
                                                   -----------
                                                        17,477
                                                   -----------
           TRANSPORTATION - AIRLINES       0.02%
      592  Austrian Airlines                             8,498
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    0.11%
      528  Oesterreichische
             Elektrizitaetswirtschafts - Class A        60,742
                                                   -----------
           TOTAL AUSTRIA (Cost $226,967)               250,975
                                                   -----------
           BELGIUM                         2.42%
           AUTOMOBILES                     0.04%
       96  D'Ieteren                                    20,684
                                                   -----------
           BANKING                         0.44%
    5,152  KBC Bancassurance Holding NV                233,620
                                                   -----------
           CHEMICALS                       0.15%
    1,456  Solvay                                       78,194
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.03%
      208  Barco NV                                     14,977
      416  BarcoNet NV*                                  3,236
                                                   -----------
                                                        18,213
                                                   -----------
           HEALTH & PERSONAL CARE          0.18%
    2,528  UCB                                          93,176
                                                   -----------
           INDUSTRIAL COMPONENTS           0.03%
      384  Bekaert NV                                   16,950
                                                   -----------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           BELGIUM (continued)
           INSURANCE                       0.70%
   12,736  Fortis B                                $   367,992
                                                   -----------
           MERCHANDISING                   0.15%
      672  Colruyt NV                                   29,644
      896  Delhaize-Le Lion                             49,850
                                                   -----------
                                                        79,494
                                                   -----------
           METALS - NON FERROUS            0.03%
      448  Union Miniere                                18,168
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.02%
      128  Glaverbel                                    11,012
                                                   -----------
           MULTI-INDUSTRY                  0.23%
      416  Groupe Bruxelles Lambert                    119,165
                                                   -----------
           TRANSPORTATION - SHIPPING       0.02%
      160  Compagnie Maritime Belge                     11,366
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    0.40%
      944  Electrabel                                  213,553
                                                   -----------
           TOTAL BELGIUM (Cost $1,315,058)           1,281,587
                                                   -----------
           FINLAND                         4.31%
           BEVERAGES & TOBACCO             0.04%
    1,600  Hartwall Abp Oyj                             23,542
                                                   -----------
           BUSINESS & PUBLIC SERVICES      0.08%
    1,600  Tietoenator Oyj                              41,934
                                                   -----------
           CHEMICALS                       0.02%
    1,600  Kemira Oyj                                    9,122
                                                   -----------
           ELECTRICAL & ELECTRONICS        3.35%
   78,400  Nokia Oyj                                 1,773,576
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       0.01%
    3,200  Raisio Group PLC                              5,944
                                                   -----------
           FOREST PRODUCTS & PAPER         0.28%
    4,800  UPM-Kymmene Oyj                             145,665
                                                   -----------
           INSURANCE                       0.16%
    1,600  Sampo Insurance Co., Ltd. - A Shares         84,603
                                                   -----------
           MACHINERY & ENGINEERING         0.03%
    1,600  Metso Oyj                                    17,436
                                                   -----------
           METALS - NON FERROUS            0.03%
    1,600  Outokumpu Oyj                                15,081
                                                   -----------
           METALS - STEEL                  0.02%
    3,200  Rautaruukki Oyj                              12,948
                                                   -----------
           TELECOMMUNICATIONS              0.26%
   12,800  Sonera Oyj                                  138,779
                                                   -----------
           WHOLESALE & INTERNATIONAL TRADE 0.03%
    1,600  Kesko Oyj - B                                16,774
                                                   -----------
           TOTAL FINLAND (Cost $4,490,555)           2,285,404
                                                   -----------
           FRANCE                         30.26%
           AEROSPACE & MILITARY
             TECHNOLOGY                    0.27%
    2,912  Thales SA                                   116,782
       96  Zodiac SA                                    25,072
                                                   -----------
                                                       141,854
                                                   -----------

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI EMU INDEX FUND (CONTINUED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           COMMON STOCK - BASKET (CONTINUED)
           FRANCE (continued)
           APPLIANCES & HOUSEHOLD
             DURABLES                      0.03%
      272  Seb SA                                  $    15,358
                                                   -----------
           AUTOMOBILES                     0.40%
      784  PSA Peugeot Citroen                         212,469
                                                   -----------
           BANKING                         2.03%
    7,696  Banque Nationale de Paris                   628,459
    7,328  Societe Generale - Class A                  447,795
                                                   -----------
                                                     1,076,254
                                                   -----------
           BEVERAGES & TOBACCO             0.13%
      976  Pernod Ricard                                67,315
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.79%
    1,520  Compagnie de Saint Gobain                   232,033
    1,888  Lafarge                                     184,038
                                                   -----------
                                                       416,071
                                                   -----------
           BUSINESS & PUBLIC SERVICES      4.91%
    2,096  Cap Gemini                                  366,992
    1,968  Dassault Systemes SA                        101,438
    1,600  Publicis Groupe                              53,116
      576  Sodexho Alliance                            109,646
    3,440  Suez Lyonnaise des Eaux                     569,416
   22,208  Vivendi Universal SA                      1,400,981
                                                   -----------
                                                     2,601,589
                                                   -----------
           CHEMICALS                       0.41%
    1,584  Air Liquide                                 216,603
                                                   -----------
           CONSTRUCTION & HOUSING          0.49%
    5,648  Bouygues                                    220,169
      640  Vinci SA                                     38,550
                                                   -----------
                                                       258,719
                                                   -----------
           ELECTRICAL & ELECTRONICS        1.91%
   19,776  Alcatel                                     769,268
      656  Sagem                                        68,470
    2,704  Schneider Electric                          176,548
                                                   -----------
                                                     1,014,286
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.91%
   15,376  STMicroelectronics NV                       483,580
                                                   -----------
           ENERGY EQUIPMENT & SERVICES     0.09%
      320  Coflexip                                     47,937
                                                   -----------
           ENERGY SOURCES                  3.30%
   12,384  TotalFinaElf SA                           1,748,107
                                                   -----------
           FINANCIAL SERVICES              0.11%
      800  Societe Eurafrance                           59,590
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       0.75%
      400  Eridania Beghin-Say                          38,550
    2,576  Groupe Danone                               356,044
                                                   -----------
                                                       394,594
                                                   -----------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           FRANCE (continued)
           HEALTH & PERSONAL CARE          5.12%
   13,536  Aventis SA                              $ 1,092,908
      176  Essilor International                        53,896
   11,728  L'OREAL                                     878,983
   12,688  Sanofi-Synthelabo                           688,405
                                                   -----------
                                                     2,714,192
                                                   -----------
           INDUSTRIAL COMPONENTS           0.31%
    2,336  Michelin - Class B                           89,150
    1,440  Valeo                                        76,805
                                                   -----------
                                                       165,955
                                                   -----------
           INSURANCE                       1.62%
    6,816  AXA                                         859,968
                                                   -----------
           LEISURE & TOURISM               0.31%
    3,408  Accor                                       133,790
      304  Club Mediterranee                            29,493
                                                   -----------
                                                       163,283
                                                   -----------
           MACHINERY & ENGINEERING         0.11%
      272  Compagnie Francaise d'Etudes de
             Construction Technip                       38,695
      592  Sidel                                        21,286
                                                   -----------
                                                        59,981
                                                   -----------
           MERCHANDISING                   2.44%
   12,112  Carrefour                                   706,718
    1,488  Casino Guichard Perrachon                   151,888
      304  Casino Guichard Perrachon - Pfd              20,114
    2,064  Pinault-Printemps-Redoute                   415,863
                                                   -----------
                                                     1,294,583
                                                   -----------
           METALS - NON FERROUS            0.13%
    1,408  Pechiney - Class A                           69,919
                                                   -----------
           METALS - STEEL                  0.11%
    4,224  Usinor                                       59,431
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.06%
      272  Imersys                                      30,366
                                                   -----------
           MULTI-INDUSTRY                  0.26%
    2,368  Lagardere S.C.A.                            138,496
                                                   -----------
           REAL ESTATE                     0.20%
      336  Gecina                                       32,134
      336  Simco                                        23,915
      272  Union du Credit-Bail Immobilier              47,525
                                                   -----------
                                                       103,574
                                                   -----------
           RECREATION, OTHER CONSUMER
             GOODS                         1.06%
    8,496  LVMH (Louis Vuitton Moet Hennessy)          521,512
      960  Societe BIC                                  40,786
                                                   -----------
                                                       562,298
                                                   -----------
           TELECOMMUNICATIONS              2.00%
   17,776  France Telecom                            1,057,638
                                                   -----------
           TOTAL FRANCE (Cost $18,830,983)          16,034,010
                                                   -----------

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI EMU INDEX FUND (CONTINUED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           COMMON STOCK - BASKET (CONTINUED)
           GERMANY                        23.79%
           AUTOMOBILES                     2.16%
   16,000  DaimlerChrysler                         $   785,117
    5,600  Volkswagen                                  308,213
    1,600  Volkswagen - Preferred                       52,454
                                                   -----------
                                                     1,145,784
                                                   -----------
           BANKING                         3.14%
    7,200  Bayerische Hypo-und Vereinsbank AG          441,695
   10,400  Deutsche Bank                               857,972
    8,800  Dresdner Bank                               364,566
                                                   -----------
                                                     1,664,233
                                                   -----------
           BROADCASTING & PUBLISHING       0.03%
    2,400  EM. TV & Merchandising*                      15,008
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.16%
      800  Buderus                                      17,288
      800  Dyckerhoff - Preferred                       17,362
      800  Heidelberger Zement                          48,481
                                                   -----------
                                                        83,131
                                                   -----------
           BUSINESS & PUBLIC SERVICES      1.89%
    1,600  Fresenius Medical Care                      129,332
    3,200  SAP                                         492,611
    2,400  SAP Vorzug                                  377,404
                                                   -----------
                                                       999,347
                                                   -----------
           CHEMICALS                       2.06%
   10,400  BASF                                        468,150
   12,800  Bayer                                       625,033
                                                   -----------
                                                     1,093,183
                                                   -----------
           CONSTRUCTION & HOUSING          0.10%
      800  Bilfinger & Berger Bau                       14,051
    1,600  Hochtief                                     40,462
                                                   -----------
                                                        54,513
                                                   -----------
           ELECTRICAL & ELECTRONICS        2.26%
   10,400  Siemans                                   1,198,827
                                                   -----------
           FINANCIAL SERVICES              0.10%
    3,200  WCM Beteiligungs-und Grundbesitz             55,323
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       0.03%
    1,600  Kamps                                        15,891
                                                   -----------
           HEALTH & PERSONAL CARE          1.04%
    1,600  Beiersdorf                                  182,449
    1,600  Gehe                                         56,942
    3,200  Merck KGAA                                  145,076
    3,200  Schering                                    163,909
                                                   -----------
                                                       548,376
                                                   -----------
           INDUSTRIAL COMPONENTS           0.09%
    2,400  Continental                                  41,382
      800  FAG Kugelfischer Georg Schaefer               5,878
                                                   -----------
                                                        47,260
                                                   -----------
           INSURANCE                       4.46%
    4,000  Allianz                                   1,324,628
    3,200  Muenchener Rueckversicherung              1,037,455
                                                   -----------
                                                     2,362,083
                                                   -----------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           GERMANY (continued)
           MACHINERY & ENGINEERING         0.34%
    2,400  Linde                                   $   114,766
    1,600  MAN                                          47,584
      800  MAN - Preferred                              18,282
                                                   -----------
                                                       180,632
                                                   -----------
           MERCHANDISING                   0.72%
      800  Douglas Holding                              27,956
    2,400  Karstadt Quelle                              83,647
    5,600  Metro                                       268,817
                                                   -----------
                                                       380,420
                                                   -----------
           METALS - STEEL                  0.30%
    8,800  Thyssen Krupp                               160,878
                                                   -----------
           MULTI-INDUSTRY                  0.23%
    3,200  Preussag                                    121,858
                                                   -----------
           RECREATION, OTHER CONSUMER
             GOODS                         0.10%
      800  Adidas-Salomon                               50,026
                                                   -----------
           TELECOMMUNICATIONS              2.42%
   52,800  Deutsche Telekom                          1,284,276
                                                   -----------
           TRANSPORTATION - AIRLINES       0.26%
    6,400  Deutsche Lufthansa                          135,365
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    1.90%
   12,800  E.On                                        657,639
    8,000  RWE                                         304,718
    1,600  RWE - Preferred                              46,569
                                                   -----------
                                                     1,008,926
                                                   -----------
           TOTAL GERMANY (Cost $14,217,258)         12,605,340
                                                   -----------
           IRELAND                         1.56%
           BANKING                         0.29%
   14,400  Allied Irish Banks Plc                      155,993
                                                   -----------
           BROADCASTING & PUBLISHING       0.05%
    9,600  Independent News & Media Plc                 25,690
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.23%
    6,400  CRH Plc                                     120,357
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       0.09%
    3,200  Greencore Group Plc                           8,887
    3,200  Kerry Group Plc - A Shares                   39,432
                                                   -----------
                                                        48,319
                                                   -----------
           FOREST PRODUCTS & PAPER         0.07%
   19,200  Jefferson Smurfit Group Plc                  34,960
                                                   -----------
           HEALTH & PERSONAL CARE          0.33%
    3,200  Elan Corporation Plc*                       175,092
                                                   -----------
           INSURANCE                       0.11%
    4,800  Irish Life & Permanent Plc                   58,663
                                                   -----------
           LEISURE & TOURISM               0.03%
    1,600  Jurys Doyle Hotel Group Plc                  16,259
                                                   -----------
           MULTI-INDUSTRY                  0.03%
    1,600  DCC Plc                                      17,436
                                                   -----------
           RECREATION, OTHER CONSUMER
             GOODS                         0.03%
   12,800  Waterford Wedgewood Plc                      16,008
                                                   -----------


                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI EMU INDEX FUND (CONTINUED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           COMMON STOCK - BASKET (CONTINUED)
           IRELAND (continued)
           TELECOMMUNICATIONS              0.16%
   38,400  eircom Plc                              $    84,044
                                                   -----------
           TRANSPORTATION - AIRLINES       0.14%
    6,400  Ryanair Holdings Plc*                        71,685
                                                   -----------
           TOTAL IRELAND (Cost $776,004)               824,506
                                                   -----------
           ITALY                          11.84%
           AUTOMOBILES                     0.08%
    1,600  Fiat SpA                                     40,389
                                                   -----------
           BANKING                         2.63%
   80,000  Banca di Roma SpA                            85,560
   80,000  Banca Intesa SpA                            337,971
   16,000  Banca Intesa SpA Rnc                         41,227
    8,000  Banca Popolare di Milano SpA                 40,838
   24,000  Istituto Bancario San Paolo di
             Torino SpA                                366,810
   12,000  Mediobanca SpA                              132,444
   80,000  Unicredito Italiano SpA                     389,322
                                                   -----------
                                                     1,394,172
                                                   -----------
           BROADCASTING & PUBLISHING       0.62%
    8,000  Arnoldo Mondadori Editore SpA                72,406
    1,600  Gruppo Editoriale L'Espresso SpA             10,738
   24,000  Mediaset SpA                                247,564
                                                   -----------
                                                       330,708
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.01%
    1,824  Italcementi SpA                               7,369
                                                   -----------
           BUSINESS & PUBLIC SERVICES      0.20%
   16,000  Concessioni e Costruzioni
             Autostrade SpA                            103,701
                                                   -----------
           ELECTRICAL & ELECTRONICS        0.22%
   32,000  Pirelli SpA                                 116,120
                                                   -----------
           ENERGY SOURCES                  1.66%
  136,000  ENI SpA                                     880,461
                                                   -----------
           FINANCIAL SERVICES              0.13%
   12,000  Banca Popolare-Carire SpA                    69,500
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       0.12%
   40,000  Parmalat Finanziaria SpA                     63,121
                                                   -----------
           INSURANCE                       1.79%
   22,400  Assicurazioni Generali SpA                  781,733
   12,000  Riunione Adriatica di Sicurta SpA           162,891
      624  Societa Assicuratrice Industriale
             SpA Rnc                                     4,918
                                                   -----------
                                                       949,542
                                                   -----------
           MERCHANDISING                   0.08%
    8,000  La Rinascente SpA                            40,683
                                                   -----------
           TELECOMMUNICATIONS              3.08%
   64,000  Telecom Italia SpA                          668,468
   16,000  Telecom Italia SpA Rnc                       89,547
  132,000  Telecom Italia Mobile SpA                   872,895
                                                   -----------
                                                     1,630,910
                                                   -----------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           ITALY (continued)
           TEXTILES & APPAREL              0.13%
   40,000  Benetton Group SpA                      $    71,324
                                                   -----------
           TRANSPORTATION - AIRLINES       0.11%
   32,000  Alitalia SpA*                                55,882
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    0.98%
  126,256  Enel SpA                                    435,161
    8,000  Italgas SPA                                  85,552
                                                   -----------
                                                       520,713
                                                   -----------
           TOTAL ITALY (Cost $7,022,040)             6,274,595
                                                   -----------
           NETHERLANDS                    15.10%
           APPLIANCES & HOUSEHOLD
             DURABLES                      1.42%
   22,816  Philips Electronics                         750,511
                                                   -----------
           BANKING                         1.06%
   25,488  ABN AMRO Holding                            560,186
                                                   -----------
           BEVERAGES & TOBACCO             0.57%
    5,440  Heineken                                    300,407
                                                   -----------
           BROADCASTING & PUBLISHING       0.53%
   11,600  Elsevier                                    163,424
    4,816  Wolters Klumer - CVA                        115,547
                                                   -----------
                                                       278,971
                                                   -----------
           BUSINESS & PUBLIC SERVICES      0.47%
    5,856  Getronics                                    33,119
    8,288  TNT Post Group                              195,190
    1,664  Vedior                                       21,117
                                                   -----------
                                                       249,426
                                                   -----------
           CHEMICALS                       0.45%
    4,960  Akzo Nobel                                  240,376
                                                   -----------
           CONSTRUCTION & HOUSING          0.05%
      480  IHC Caland                                   25,425
                                                   -----------
           DATA PROCESSING &
             REPRODUCTION                  0.04%
    1,472  Oce                                          23,960
                                                   -----------
           ELECTRONIC COMPONENTS &
             INSTRUMENTS                   0.30%
    7,232  ASM Lithography Holding NV*                 157,684
                                                   -----------
           ENERGY SOURCES                  4.00%
   35,760  Royal Dutch/Shell Group                   2,119,759
                                                   -----------
           FINANCIAL SERVICES              2.18%
   16,768  Ing Groep                                 1,157,259
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.06%
    9,920  Unilever                                    559,661
                                                   -----------
           INSURANCE                       1.54%
   23,296  Aegon                                       818,572
                                                   -----------
           MERCHANDISING                   0.78%
   12,832  Koninklijke Ahold                           413,483
                                                   -----------
           TELECOMMUNICATIONS              0.39%
   16,656  Koninklijke Kpn                             204,480
                                                   -----------

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI EMU INDEX FUND (CONTINUED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           COMMON STOCK - BASKET (CONTINUED)
           NETHERLANDS (continued)
           TRANSPORTATION - AIRLINES       0.04%
      960  KLM Koninklijke Luchvaart Mij*            $  22,953
                                                   -----------
           TRANSPORTATION - SHIPPING       0.04%
      944  Koninklijke Vopak                            21,876
                                                   -----------
           WHOLESALE & INTERNATIONAL TRADE 0.18%
    1,776  Buhrmann                                     53,569
    1,856  Hagemeyer                                    43,369
                                                   -----------
                                                        96,938
                                                   -----------
           TOTAL NETHERLANDS
             (Cost $8,801,387)                       8,001,927
                                                   -----------
           PORTUGAL                        1.49%
           BANKING                         0.51%
   35,456  Banco Comercial Portugues SA                180,960
    3,328  Banco Espirito Santo SA                      54,108
    9,808  BPI - SGPS SA                                31,929
                                                   -----------
                                                       266,997
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.12%
    2,336  Cimentos de Portugal SGPS SA                 63,049
                                                   -----------
           BUSINESS & PUBLIC SERVICES      0.09%
    5,200  Brisa - Auto Estradas de Portugal SA         49,732
                                                   -----------
           FOREST PRODUCTS & PAPER         0.02%
    7,520  Portucel-Empresa Produtora de
             Pasta Papel SA                              9,889
                                                   -----------
           MERCHANDISING                   0.13%
    1,664  Jeronimo Martins SGPS SA                     16,067
   42,656  Sonae SGPS SA                                52,563
                                                   -----------
                                                        68,630
                                                   -----------
           TELECOMMUNICATIONS              0.33%
   18,128  Portugal Telecom SA                         174,707
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    0.29%
   52,064  Electricidade de Portugal SA                154,646
                                                   -----------
           TOTAL PORTUGAL (Cost $852,099)              787,650
                                                   -----------
           SPAIN                           8.53%
           BANKING                         3.01%
   54,080  Banco Bilbao Vizcaya SA                     804,663
   77,136  Banco Santander Central Hispano SA          788,079
                                                   -----------
                                                     1,592,742
                                                   -----------
           BEVERAGES & TOBACCO             0.16%
    6,064  Altadis SA                                   86,435
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.03%
      384  Portland Valderrivas SA                       8,298
      880  Uralita SA                                    5,438
                                                   -----------
                                                        13,736
                                                   -----------
           BUSINESS & PUBLIC SERVICES      0.17%
    2,400  Aguas de Barcelona                           34,275
    4,832  Autopistas Concesionaria Espanola SA         45,768
    1,040  Prosegur Cia de Seguridad SA                 12,242
                                                   -----------
                                                        92,285
                                                   -----------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           SPAIN (continued)
           CONSTRUCTION & HOUSING          0.21%
    1,104  Actividades de Construccion y
             Servicios SA                          $    29,696
    2,080  Fomento de Construcciones y
             Contratas SA                               43,994
    2,992  Groupo Dragados                              39,070
                                                   -----------
                                                       112,760
                                                   -----------
           ENERGY SOURCES                  0.66%
   20,608  Repsol SA                                   350,595
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       0.04%
    1,808  Ebro Puleva SA                               21,448
                                                   -----------
           FOREST PRODUCTS & PAPER         0.01%
      368  Grupo Empresarial Ence SA                     5,618
                                                   -----------
           HEALTH & PERSONAL CARE          0.01%
      576  Fabrica Espanola de Productos y
             Farmaceuticos SA                            7,506
                                                   -----------
           INSURANCE                       0.05%
    1,056  Corporacion Mapfre                           24,277
                                                   -----------
           LEISURE & TOURISM               0.08%
    2,976  Sol Melia SA                                 30,104
    3,728  TelePizza SA*                                 9,599
                                                   -----------
                                                        39,703
                                                   -----------
           MACHINERY & ENGINEERING         0.04%
    2,368  Zardoya Otis SA                              22,734
                                                   -----------
           MERCHANDISING                   0.02%
      688  Cortefiel SA                                 12,242
                                                   -----------
           METALS - NON FERROUS            0.02%
      704  Asturiana de Zinc                             8,623
                                                   -----------
           METALS - STEEL                  0.06%
    1,008  Acerinox SA                                  32,907
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.01%
      848  Viscofan                                      4,367
                                                   -----------
           REAL ESTATE                     0.08%
      896  Metrovacesa SA                               15,655
    1,440  Urbis Ser 1,2,3*                              6,224
    2,240  Vallehermoso SA                              17,612
                                                   -----------
                                                        39,491
                                                   -----------
           TELECOMMUNICATIONS              2.39%
   74,240  Telefonica SA*                            1,266,428
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    1.48%
   18,368  Endesa SA                                   314,345
    7,776  Gas Natural SDG SA                          130,073
   15,648  Iberdrola SA                                235,994
    5,280  Union Electrica Fenosa SA                   103,179
                                                   -----------
                                                       783,591
                                                   -----------
           TOTAL SPAIN (Cost $4,803,434)             4,517,488
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $61,335,785)                     52,863,482
                                                   -----------

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI EMU INDEX FUND (CONCLUDED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           COMMON STOCK -
             NON-BASKET                    0.23%
           GERMANY                         0.23%
           BANKING                         0.23%
    2,000  Bayerische Hypo-und
             Vereinsbank AG                        $   122,675
                                                   -----------
           TOTAL GERMANY (Cost $113,654)               122,675
                                                   -----------
           PORTUGAL                        0.00%
           BANKING                         0.00%
   35,456  Banco Comercial Portugues SA
             Rights (Expiration Date 03/16/01)              --
                                                   -----------
           TOTAL PORTUGAL (Cost $0)                         --
                                                   -----------
           SPAIN                           0.00%
           FOOD & HOUSEHOLD PRODUCTS       0.00%
        6  Ebro Puleva SA                                   71
                                                   -----------
           TELECOMMUNICATIONS              0.00%
       15  Telefonica SA*                                  256
                                                   -----------
           TOTAL SPAIN (Cost $378)                         327
                                                   -----------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $114,032)                           123,002
                                                   -----------
           TOTAL INVESTMENTS
             (COST $61,449,817)+         100.00%   $52,986,484
                                =        =======   ===========
----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $61,500,255. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 1,258,273
           Excess of tax cost over value            (9,772,044)
                                                   -----------
                                                   $(8,513,771)
                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI FRANCE INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           COMMON STOCK - BASKET         100.00%
           AEROSPACE & MILITARY TECHNOLOGY 0.77%
   14,314  Thales                                  $   574,045
                                                   -----------
           AUTOMOBILES                     1.38%
    3,808  PSA Peugeot Citroen                       1,031,991
                                                   -----------
           BANKING                         7.02%
   37,519  Banque Nationale de Paris                 3,063,818
   35,513  Societe Generale - Class A                2,170,106
                                                   -----------
                                                     5,233,924
                                                   -----------
           BEVERAGES & TOBACCO             0.38%
    4,148  Pernod Ricard                               286,087
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    2.54%
    6,885  Compagnie de Saint Gobain                 1,051,019
    8,602  Lafarge                                     838,502
                                                   -----------
                                                     1,889,521
                                                   -----------
           BUSINESS & PUBLIC SERVICES     15.19%
   10,302  Cap Gemini                                1,803,795
    9,758  Dassault Systemes++                         502,962
    8,925  Publicis Groupe                             296,288
    2,992  Sodexho Alliance                            569,548
   16,592  Suez Lyonnaise des Eaux                   2,746,439
   85,578  Vivendi Universal SA                      5,398,647
                                                   -----------
                                                    11,317,679
                                                   -----------
           CHEMICALS                       1.39%
    7,582  Air Liquide                               1,036,796
                                                   -----------
           CONSTRUCTION & HOUSING          1.83%
   26,180  Bouygues++                                1,020,544
    5,678  Vinci SA                                    342,007
                                                   -----------
                                                     1,362,551
                                                   -----------
           ELECTRICAL & ELECTRONICS        6.58%
   95,421  Alcatel                                   3,711,787
    3,247  Sagem++                                     338,904
   13,039  Schneider Electric                          851,337
                                                   -----------
                                                     4,902,028
                                                   -----------
           ELECTRICAL COMPONENTS,
             INSTRUMENTS                   2.92%
   69,258  STMicroelectronics NV                     2,178,185
                                                   -----------
           ENERGY EQUIPMENT & SERVICES     0.31%
    1,530  Coflexip                                    229,198
                                                   -----------
           ENERGY SOURCES                 11.46%
   60,520  TotalFinaElf SA                           8,542,913
                                                   -----------
           FINANCIAL SERVICES              0.41%
    4,080  Societe Eurafrance                          303,909
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       2.45%
    2,278  Eridania Beghin-Say                         219,540
   11,611  Groupe Danone                             1,604,824
                                                   -----------
                                                     1,824,364
                                                   -----------
           HEALTH & PERSONAL CARE         16.97%
   62,458  Aventis                                   5,042,911
    1,003  Essilor International                       307,145
   54,791  L'OREAL                                   4,106,440
   58,786  Sanofi-Synthelabo                         3,189,515
                                                   -----------
                                                    12,646,011
                                                   -----------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           INDUSTRIAL COMPONENTS           1.13%
   12,393  Michelin - Class B                      $   472,959
    6,953  Valeo                                       370,850
                                                   -----------
                                                       843,809
                                                   -----------
           INSURANCE                       5.45%
   32,198  AXA                                       4,062,391
                                                   -----------
           LEISURE & TOURISM               1.08%
   16,405  Accor                                       644,023
    1,649  Club Mediterranee                           159,982
                                                   -----------
                                                       804,005
                                                   -----------
           MACHINERY & ENGINEERING         0.42%
    1,445  Compagnie Francaise d'Etudes de
             Construction Technip                      205,569
    2,958  Sidel                                       106,359
                                                   -----------
                                                       311,928
                                                   -----------
           MERCHANDISING                   7.91%
   55,488  Carrefour                                 3,237,646
    5,661  Casino Guichard Perrachon++                 577,850
   10,336  Pinault-Printemps-Redoute++               2,082,541
                                                   -----------
                                                     5,898,037
                                                   -----------
           METALS - NON FERROUS            0.47%
    7,038  Pechiney - Class A                          349,496
                                                   -----------
           METALS - STEEL                  0.40%
   20,978  Usinor++                                    295,158
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.21%
    1,428  Imersys                                     159,421
                                                   -----------
           MULTI-INDUSTRY                  0.96%
   12,257  Lagardere S.C.A.                            716,869
                                                   -----------
           REAL ESTATE                     0.24%
      544  Simco                                        38,720
      816  Union du Credit-Bail Immobilier             142,575
                                                   -----------
                                                       181,295
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                         3.47%
   38,981  LVMH (Louis Vuitton Moet
             Hennessy)                               2,392,781
    4,454  Societe BIC                                 189,230
                                                   -----------
                                                     2,582,011
                                                   -----------
           TELECOMMUNICATIONS              6.66%
   83,402  France Telecom                            4,962,259
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $73,577,592)                     74,525,881
                                                   -----------
           TOTAL INVESTMENTS
             (COST $73,577,592)+         100.00%   $74,525,881
                                         =======   ===========

+ Aggregate cost for Federal income tax purposes is $73,671,498. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 6,624,683
           Excess of tax cost over value            (5,770,300)
                                                   -----------
                                                   $   854,383
                                                   ===========
++Denotes all or part of security on loan.

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI GERMANY INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                   VALUE
  ------   --------                                   -----

           COMMON STOCK - BASKET          99.72%
           AUTOMOBILES                     8.48%
  149,350  DaimlerChrysler++                       $  7,328,578
   87,000  Volkswagen++                               4,788,308
   46,400  Volkswagen - Preferred                     1,521,165
                                                   ------------
                                                     13,638,051
                                                   ------------
           BANKING                        12.93%
  104,400  Bayerische Hypo-und Vereinsbank AG++       6,404,572
   89,900  Deutsche Bank                              7,416,504
  168,200  Dresdner Bank++                            6,968,182
                                                   ------------
                                                     20,789,258
                                                   ------------
           BROADCASTING & PUBLISHING       0.11%
   29,000  EM. TV & Merchandising*++                    181,345
                                                   ------------
           BUILDING MATERIALS &
             COMPONENTS                    0.99%
   18,850  Buderus                                      407,360
   14,500  Dyckerhoff  - Preferred                      314,687
   14,355  Heidelberger Zement                          869,936
                                                   ------------
                                                      1,591,983
                                                   ------------
           BUSINESS & PUBLIC SERVICES      6.55%
   21,750  Fresenius Medical Care++                   1,758,113
   34,800  SAP++                                      5,357,145
   21,750  SAP - Vorzug                               3,420,220
                                                   ------------
                                                     10,535,478
                                                   ------------
           CHEMICALS                       8.44%
  139,200  BASF++                                     6,266,003
  149,350  Bayer                                      7,292,869
                                                   ------------
                                                     13,558,872
                                                   ------------
           CONSTRUCTION & HOUSING          0.40%
   11,600  Bilfinger & Berger Bau                       203,746
   17,400  Hochtief                                     440,028
                                                   ------------
                                                        643,774
                                                   ------------
           ELECTRICAL & ELECTRONICS       10.61%
  147,900  Siemens                                   17,048,697
                                                   ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.12%
    2,900  Epcos AG*++                                  186,492
                                                   ------------
           FINANCIAL SERVICES              0.44%
   40,600  WCM Beteiligungs-und
             Grundbesitz++                              701,912
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS       0.23%
   37,700  Kamps++                                      374,424
                                                   ------------
           HEALTH & PERSONAL CARE          4.72%
   18,850  Beiersdorf                                 2,149,472
   17,400  Gehe                                         619,240
   42,050  Merck KGAA                                 1,906,389
    5,800  Qiagen NV                                    161,610
   53,650  Schering                                   2,748,044
                                                   ------------
                                                      7,584,755
                                                   ------------
           INDUSTRIAL COMPONENTS           0.38%
   27,550  Continental                                  475,031
   17,400  FAG Kugelfischer Georg Schaefer              127,848
                                                   ------------
                                                        602,879
                                                   ------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           INSURANCE                      17.81%
   60,900  Allianz++                               $ 20,167,458
   26,100  Muenchener Rueckversicherung               8,461,745
                                                   ------------
                                                     28,629,203
                                                   ------------
           MACHINERY & ENGINEERING         1.53%
   17,400  Linde++                                      832,054
   43,500  MAN                                        1,293,683
   14,500  MAN - Preferred                              331,355
                                                   ------------
                                                      2,457,092
                                                   ------------
           MERCHANDISING                   2.82%
   18,850  Douglas Holding                              658,709
   33,350  KarstadtQuelle                             1,162,341
   56,550  Metro - Vorzug++                           2,714,575
                                                   ------------
                                                      4,535,625
                                                   ------------
           METALS - STEEL                  1.24%
  108,750  Thyssen Krupp++                            1,988,128
                                                   ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.22%
    5,800  SGL Carbon*                                  347,756
                                                   ------------
           MULTI-INDUSTRY                  1.13%
   47,850  Preussag++                                 1,822,157
                                                   ------------
           RECREATION - OTHER CONSUMER
             GOODS                         0.45%
   11,600  Adidas-Salomon                               725,380
                                                   ------------
           TELECOMMUNICATIONS             10.51%
  694,550  Deutsche Telekom++                        16,893,821
                                                   ------------
           TRANSPORTATION - AIRLINES       1.39%
  105,850  Deutsche Lufthansa++                       2,238,811
                                                   ------------
           UTILITIES - ELECTRICAL & GAS    8.22%
  154,860  E.On++                                     7,956,400
  118,755  RWE AG++                                   4,523,355
   25,375  RWE AG-Preferred++                           738,548
                                                   ------------
                                                     13,218,303
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $187,861,896)                    160,294,196
                                                   ------------
           COMMON STOCK -
             NON-BASKET                    0.28%
           MERCHANDISING                   0.28%
    9,450  Metro - Vorzug                               453,629
                                                    -----------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $307,002)                            453,629
                                                   ------------
           TOTAL INVESTMENTS
             (COST $188,168,898)+        100.00%   $160,747,825
                                         =======   ============
----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $190,939,747. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $  5,430,371
           Excess of tax cost over value            (35,622,293)
                                                   ------------
                                                   $(30,191,922)
                                                   ============

++Denotes all or part of security on loan.


                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI HONG KONG INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET          99.92%
           BANKING                        13.10%
  630,800  Bank of East Asia Limited++             $ 1,560,846
  615,600  Hang Seng Bank Limited++                  7,320,209
                                                   -----------
                                                     8,881,055
                                                   -----------
           BROADCASTING & PUBLISHING       2.31%
  729,600  Oriental Press Group                        107,571
  760,000  South China Morning Post
             Holdings Limited                          545,648
  152,000  Television Broadcasts Limited               913,960
                                                   -----------
                                                     1,567,179
                                                   -----------
           ELECTRICAL & ELECTRONICS        3.47%
1,406,000  Johnson Electric Holdings Limited++       2,352,376
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.58%
  152,000  ASM Pacific Technology Limited              308,876
  152,000  QPL International Holdings Limited*          83,796
                                                   -----------
                                                       392,672
                                                   -----------
           LEISURE & TOURISM               2.41%
  912,000  Hong Kong & Shanghai
             Hotels Limited                            584,623
1,064,000  Shangri-La Asia Limited                   1,050,372
                                                   -----------
                                                     1,634,995
                                                   -----------
           MERCHANDISING                   1.31%
  456,000  Esprit Holdings Limited                     526,161
  608,000  Giordano International Limited              358,569
                                                   -----------
                                                       884,730
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.23%
  152,000  Varitronix International Limited            154,925
                                                   -----------
           MULTI-INDUSTRY                 29.01%
  608,000  Hopewell Holdings Limited                   321,543
1,368,000  Hutchison Whampoa Limited                16,223,285
  456,000  Swire Pacific Limited - Class A           3,127,732
                                                   -----------
                                                    19,672,560
                                                   -----------
           REAL ESTATE                    27.81%
  684,000  Hang Lung Development
             Company Limited                           741,010
  532,000  Henderson Land Development
             Company Limited                         3,253,426
  532,000  Hysan Development Company
             Limited++                                 975,346
  912,000  New World Development
             Company Limited++                       1,537,558
1,672,000  Sino Land Company Limited                 1,018,218
  760,000  Sun Hung Kai Properties Limited           8,477,032
  988,000  Wharf Holdings Limited++                  2,856,370
                                                   -----------
                                                    18,858,960
                                                   -----------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           TELECOMMUNICATIONS              4.28%
5,092,000  Pacific Century Cyberworks Limited*++   $ 2,905,089
                                                   -----------
           TRANSPORTATION - AIRLINES       2.85%
1,292,000  Cathay Pacific Airways Limited            1,929,743
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    9.70%
  646,000  CLP Holdings Limited                      3,387,402
2,128,000  Hong Kong & China Gas
             Company Limited                         3,192,041
                                                   -----------
                                                     6,579,443
                                                   -----------
           WHOLESALE & INTERNATIONAL TRADE 2.86%
1,064,000  Li & Fung Limited                         1,937,050
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $57,101,225)                     67,750,777
                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.08%
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.07%
   80,000  QPL International Holdings
             Limited - Warrants*
             (Expiration date 01/28/04)                 44,103
                                                   -----------
           FINANCIAL SERVICES              0.00%
  276,000  Peregrine Investment Holdings
             Limited**                                      --
                                                   -----------
           MULTI-INDUSTRY                  0.01%
      800  Hutchison Whampoa Limited                     9,487
                                                   -----------
           TELECOMMUNICATIONS              0.00%
      883  Pacific Century Cyberworks Limited*             504
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    0.00%
      300  Hong Kong & China Gas Company
             Limited                                       450
                                                   -----------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $520,406)                            54,544
                                                   -----------
           TOTAL INVESTMENTS
             (COST $57,621,631)+         100.00%   $67,805,321
                                         =======   ===========
----------
* Non-income producing security.
**Fair valued security.
+ Aggregate cost for Federal income tax purposes is $58,702,707. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $16,606,223
           Excess of tax cost over value            (7,503,609)
                                                   -----------
                                                   $ 9,102,614
                                                   ===========
++Denotes all or part of security on loan.


                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI ITALY INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET         100.00%
           AUTOMOBILES                     3.65%
   42,133  Fiat SpA++                              $ 1,063,563
   13,000  Fiat SpA-Pfd++                              217,613
   13,000  Fiat RNC SpA                                186,363
                                                   -----------
                                                     1,467,539
                                                   -----------
           BANKING                        18.60%
  812,500  Banca di Roma SpA++                         868,964
  438,204  Banca Intesa SpA++                        1,851,254
   34,489  Banca Popolare di Milano SpA++              176,056
  121,550  Istituto Bancario San Paolo
             di Torino SpA++                         1,857,739
   74,750  Mediobanca SpA                              825,018
  390,000  Unicredito Italiano SpA                   1,897,943
                                                   -----------
                                                     7,476,974
                                                   -----------
           BROADCASTING & PUBLISHING       4.25%
   26,000  Arnoldo Mondadori Editore SpA               235,318
   37,947  Gruppo Editoriale L'espresso SpA++          254,671
  118,053  Mediaset SpA++                            1,217,734
                                                   -----------
                                                     1,707,723
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.46%
   65,000  Cementerie del Tirreno SpA                   96,774
    9,750  Italcementi SpA++                            86,881
                                                   -----------
                                                       183,655
                                                   -----------
           BUSINESS & PUBLIC SERVICES      2.50%
  134,212  Concessioni e Costruzioni
             Autostrade SpA++                          869,873
    9,516  Tiscali SpA*                                134,221
                                                   -----------
                                                     1,004,094
                                                   -----------
           CONSTRUCTION & HOUSING          0.08%
   65,000  Impregilo SpA                                33,450
                                                   -----------
           ELECTRICAL & ELECTRONICS        2.07%
  208,000  Pirelli SpA                                 754,778
   22,763  Pirelli SpA Rnc                              76,510
                                                   -----------
                                                       831,288
                                                   -----------
           ENERGY SOURCES                 13.19%
  819,000  ENI SpA++                                 5,302,190
                                                   -----------
           FINANCIAL SERVICES              2.81%
  195,000  Banca Popolare-Carire SpA                 1,129,369
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       0.70%
  178,607  Parmalat Finanziaria SpA                    281,848
                                                   -----------
           INSURANCE                      14.77%
  129,870  Assicurazioni Generali SpA                4,532,307
   81,900  Riunione Adriatica di
             Sicurta SpA                             1,111,728
   14,599  Societa Assicuratrice
             Industriale SpA                           251,656
    4,875  Societa Assicuratrice
             Industriale SpA Rnc++                      38,424
                                                   -----------
                                                     5,934,115
                                                   -----------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           LEISURE & TOURISM               0.91%
   32,487  Autogrill SpA++                          $  363,758
                                                   -----------
           MERCHANDISING                   1.11%
   78,702  La Rinascente SpA                           400,230
   13,000  La Rinascente SpA-Rnc                        46,420
                                                   -----------
                                                       446,650
                                                   -----------
           MULTI-INDUSTRY                  0.50%
   96,928  SNIA BPD SpA                                199,573
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                         1.35%
   50,154  Bulgari SpA                                 543,174
                                                   -----------
           TELECOMMUNICATIONS             24.56%
  382,850  Telecom Italia SpA++                      3,998,796
   94,510  Telecom Italia SpA Rnc                      528,942
  807,950  Telecom Italia Mobile SpA++               5,342,844
                                                   -----------
                                                     9,870,582
                                                   -----------
           TEXTILES & APPAREL              1.15%
  260,000  Benetton Group SpA++                        463,607
                                                   -----------
           TRANSPORTATION - AIRLINES       0.77%
  177,801  Alitalia SpA*++                             310,497
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    6.57%
  534,651  Enel SpA                                  1,842,759
   74,503  Italgas SpA                                 796,737
                                                   -----------
                                                     2,639,496
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $40,594,204)                     40,189,582
                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.00%
           UTILITIES - ELECTRICAL & GAS    0.00%
        8  Italgas SpA                                      86
                                                   -----------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $71)                                     86
                                                   -----------
           TOTAL INVESTMENTS
             (COST $40,594,275)+         100.00%   $40,189,668
                                         =======   ===========

----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $40,603,938. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 3,181,343
           Excess of tax cost over value            (3,595,613)
                                                   -----------
                                                   $  (414,270)
                                                   ===========
++Denotes all or part of security on loan.

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI JAPAN INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      7.35%
  637,000  Matsushita Electric Industrial
             Company Limited                      $ 12,001,961
   91,000  Pioneer Corporation++                     2,358,498
  637,000  Sanyo Electric Company Limited++          4,024,187
  364,000  Sharp Corporation                         4,642,517
  263,900  Sony Corporation                         19,011,509
                                                  ------------
                                                    42,038,672
                                                  ------------
           AUTOMOBILES                    10.06%
  273,000  Honda Motor Company Limited              10,683,064
1,183,000  Nissan Motor Company Limited              7,624,775
1,128,400  Toyota Motor Corporation                 39,250,369
                                                  ------------
                                                    57,558,208
                                                  ------------
           BANKING                        11.32%
  819,000  Asahi Bank Limited++                      2,548,574
  182,000  Ashikaga Bank Limited*                      305,674
  182,000  Bank of Fukuoka Limited++                   813,061
1,456,000  Bank Of Tokyo-Mitsubishi Limited++       14,411,663
  364,000  Bank Of Yokohama Limited                  1,331,310
   91,000  Chuo Mitsui Trust & Banking Company++       231,971
  546,000  Daiwa Bank Limited                          819,268
  182,000  Gunma Bank Limited                          808,406
  273,000  Hokuriku Bank Limited*                      521,352
  364,000  Joyo Bank Limited                         1,266,141
  455,000  Mitsubishi Trust & Banking
             Corporation++                           3,134,319
    2,548  Mizuho Holdings Incorporated             15,640,564
1,183,000  Sakura Bank Limited                       7,009,549
   91,000  Seventy-Seven Bank Limited                  466,269
  273,000  Shizuoka Bank Limited                     2,374,014
1,001,000  Sumitomo Bank Limited                     9,908,018
  728,000  Tokai Bank Limited++                      3,177,765
                                                  ------------
                                                    64,767,918
                                                  ------------
           BEVERAGES & TOBACCO             1.68%
  182,000  Asahi Breweries Limited                   1,768,873
      546  Japan Tobacco Incorporated                3,849,627
  273,000  Kirin Brewery Company Limited             2,644,000
   91,000  Takara Shuzo Company                      1,366,998
                                                  ------------
                                                     9,629,498
                                                  ------------
           BROADCASTING                    0.11%
       91  Fuji Television Network, Incorporated       620,657
                                                  ------------
           BUILDING MATERIALS &
             COMPONENTS                    0.82%
   91,000  Inax Corporation                            453,856
  182,000  Sekisui Chemical Company Limited            498,077
   91,000  Sumitomo Forestry Company Limited           548,506
  455,000  Taiheiyo Cement Corporation                 892,195
   91,000  Tostem Corporation++                      1,055,117
  182,000  Toto Limited                              1,256,831
                                                  ------------
                                                     4,704,582
                                                  ------------
           BUSINESS & PUBLIC SERVICES      3.56%
   36,400  Benesse Corporation                       1,424,409
   18,200  CSK Corporation                             373,946
  273,000  Dai Nippon Printing Company
             Limited                                 3,412,064
    9,100  Fuji Soft ABC Incorporated                  450,752
   36,400  Konami Company Limited++                  1,536,127
    9,100  Meitec Corporation                          269,986

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           BUSINESS & PUBLIC SERVICES (CONTINUED)
    9,100  OYO Corporation                        $     85,728
   91,000  Secom Company Limited                     5,500,575
  100,100  Softbank Corporation                      4,471,836
    9,100  TIS Incorporated++                          290,157
  273,000  Toppan Printing Company Limited           2,152,905
    9,100  Trans Cosmos Incorporated                   407,306
                                                  ------------
                                                    20,375,791
                                                  ------------
           CHEMICALS                       3.20%
  546,000  Asahi Chemical Industry Company
             Limited                                 2,541,592
   91,000  Daicel Chemical Industry Limited            272,313
  364,000  Dainippon Ink & Chemicals
             Incorporated                            1,002,362
   91,000  Kaneka Corporation                          728,497
  182,000  Kuraray Company Limited++                 1,354,585
  728,000  Mitsubishi Chemical Corporation           2,215,747
   91,000  NOF Corporation                             196,283
   91,000  Shin-Etsu Chemical Company
             Limited                                 3,219,660
   91,000  Showa Denko K.K.*                           180,766
  637,000  Sumitomo Chemical Company
             Limited                                 3,057,513
  364,000  Teijin Limited                            1,657,155
  455,000  Toray Industries Incorporated             1,664,137
   91,000  Tosoh Corporation                           238,953
                                                  ------------
                                                    18,329,563
                                                  ------------
           CONSTRUCTION & HOUSING          1.67%
   45,500  Daito Trust Construction Company
             Limited                                   828,190
  182,000  Daiwa House Industry Company
             Limited                                 1,194,765
  455,000  Kajima Corporation++                      1,221,919
   91,000  Kinden Corporation                          449,977
  273,000  Obayashi Corporation                      1,121,838
  273,000  Sekisui House Limited                     2,234,366
  455,000  Shimizu Corporation                       1,318,897
  546,000  Taisei Corporation                        1,159,078
                                                  ------------
                                                     9,529,030
                                                  ------------
           DATA PROCESSING & REPRODUCTION  2.86%
  273,000  Canon Incorporated                        8,890,916
  546,000  Fujitsu Limited                           7,480,472
                                                  ------------
                                                    16,371,388
                                                  ------------
           ELECTRICAL & ELECTRONICS        5.05%
1,001,000  Hitachi Limited                           8,747,389
  728,000  Mitsubishi Electric Corporation           4,245,296
  546,000  NEC Corporation                           8,886,261
   91,000  Omron Corporation                         1,443,028
1,001,000  Toshiba Corporation                       5,589,795
                                                  ------------
                                                    28,911,769
                                                  ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   6.38%
   27,300  Advantest Corporation                     3,130,440
   91,000  Alps Electric Company Limited++             930,986
   72,800  Fanuc Limited                             4,046,686
    9,100  Hirose Electric Company Limited             705,998
   27,300  Hoya Corporation                          1,885,247
   63,700  Kyocera Corporation                       5,751,166
   81,900  Murata Manufacturing Company
             Limited                                 6,793,870

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI JAPAN INDEX FUND (CONTINUED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET (CONTINUED)
           ELECTRONIC COMPONENTS,
             INSTRUMENTS (CONTINUED)
   18,200  Nidec Corporation                      $    867,369
   91,000  Nikon Corporation                         1,079,168
   91,000  Olympus Optical Company Limited           1,132,700
   36,400  Rohm Company Limited                      5,896,245
   63,700  Tokyo Electron Limited                    4,274,001
                                                  ------------
                                                    36,493,876
                                                  ------------
           ENERGY SOURCES                  0.67%
  364,000  Japan Energy Corporation*                   605,141
  455,000  Nippon Mitsubishi Oil Corporation         2,273,157
  182,000  Showa Shell Sekiyu K. K.                    941,847
                                                  ------------
                                                     3,820,145
                                                  ------------
           FINANCIAL SERVICES              5.04%
   45,500  Acom Company Limited++                    3,405,857
   45,500  Credit Saison Company Limited++             946,502
  455,000  Daiwa Securities Group Incorporated       4,154,525
   27,300  Nichiei Company Limited++                   176,189
   91,000  Nippon Shinpan Company Limited              110,167
  637,000  Nomura Securities Company Limited        12,517,882
   91,000  Orient Corporation*                         105,512
   18,200  Orix Corporation                          1,626,122
   36,400  Promise Company Limited                   2,411,254
   45,500  Takefuji Corporation                      3,394,220
                                                  ------------
                                                    28,848,230
                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       1.96%
  182,000  Ajinomoto Company Incorporated            2,113,338
  182,000  Kao Corporation                           4,546,315
  182,000  Meiji Seika Incorporated                  1,008,568
   91,000  Nisshin Flour Milling Company
             Limited                                   765,736
   36,400  Nissin Food Products Company
             Limited*                                  899,953
   91,000  Snow Brand Milk Products
             Company Limited                           293,261
   91,000  Yakult Honsha Company Limited               993,052
   91,000  Yamazaki Baking Company Limited             577,987
                                                  ------------
                                                    11,198,210
                                                  ------------
           FOREST PRODUCTS & PAPER         0.59%
  273,000  Nippon Paper Industries Company++         1,498,887
  364,000  Oji Paper Company Limited                 1,858,869
                                                  ------------
                                                     3,357,756
                                                  ------------
           HEALTH & PERSONAL CARE          5.96%
   91,000  Chugai Pharmaceutical Company
             Limited                                 1,307,259
   91,000  Daiichi Pharmaceutical Company
             Limited                                 2,083,081
   91,000  Eisai Company Limited                     2,319,707
  182,000  Kanebo Limited*                             481,009
  182,000  Kyowa Hakko Kogyo Company Limited         1,250,624
  182,000  Sankyo Company Limited                    3,793,768
   91,000  Shionogi & Company Limited                1,563,281
   91,000  Shiseido Company Limited                    908,487
   91,000  Taisho Pharmaceutical Company
             Limited                                 1,924,038
  273,000  Takeda Chemical Industries               12,917,430
   72,800  Terumo Corporation                        1,393,376
   18,200  Uni-Charm Corporation                       775,822
   91,000  Yamanouchi Pharmaceutical
             Company Limited                         3,405,857
                                                  ------------
                                                    34,123,739
                                                  ------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           INDUSTRIAL COMPONENTS           3.10%
  273,000  Bridgestone Corporation++              $  2,504,352
  273,000  Denso Corporation++                       4,945,863
   91,000  Fujikura Limited++                          592,728
  182,000  Furukawa Electric Company Limited         2,405,047
   91,000  Koyo Seiko Company Limited++                505,060
   91,000  Minebea Company Limited*++                  712,204
   91,000  NGK Insulators Limited                      996,931
   91,000  NGK Spark Plug Company Limited++          1,019,430
  182,000  NSK Limited                                 799,096
  273,000  Sumitomo Electric Industries              3,270,088
                                                  ------------
                                                    17,750,799
                                                  ------------
           INSURANCE                       1.11%
  273,000  Mitsui Marine & Fire Insurance
             Company Limited                         1,482,595
  182,000  Sumitomo Marine & Fire Insurance
             Company Limited                         1,081,495
  364,000  Tokio Marine & Fire Insurance
             Company Limited                         3,817,042
                                                  ------------
                                                     6,381,132
                                                  ------------
           LEISURE & TOURISM               0.35%
   18,200  Namco Limited++                             283,951
   27,300  Oriental Land Company Limited             1,745,599
                                                  ------------
                                                     2,029,550
                                                  ------------
           MACHINERY & ENGINEERING         2.60%
   91,000  Amada Company Limited                       522,128
   91,000  Daikin Industries Limited                 1,687,412
   91,000  Ebara Corporation++                         924,779
  364,000  Ishikawajima-Harima Heavy
             Industries Company Limited*               899,953
   91,000  Japan Steel Works Company Limited*           82,237
  273,000  Kawasaki Heavy Industries Limited*          323,518
  273,000  Komatsu Limited                           1,273,123
  546,000  Kubota Corporation                        1,517,507
   91,000  Kurita Water Industries Limited           1,101,667
1,092,000  Mitsubishi Heavy Industries Limited       4,329,085
   91,000  Mitsui Engineering & Shipbuilding
             Company Limited                            85,340
   18,200  SMC Corporation                           2,014,033
   91,000  Sumitomo Heavy Industries Limited           141,200
                                                  ------------
                                                    14,901,982
                                                  ------------
           MERCHANDISING                   2.37%
   27,300  Aoyama Trading Company Limited              281,623
    9,100  Autobacs Seven Company Limited              193,955
  273,000  Daiei Incorporated*++                       430,581
   91,000  Hankyu Department Stores                    381,704
   91,000  Isetan Company Limited
             Incorporated                              977,535
   91,000  Ito-Yokado Company Limited                4,748,028
   91,000  Jusco Company Limited                     2,141,268
   91,000  Marui Company Limited                     1,291,743
  182,000  Mitsukoshi Limited++                        690,481
   91,000  Mycal Corporation++                         159,043
   91,000  Seiyu Limited*++                            249,039
    9,100  Shimamura Company Limited                   481,785
   91,000  Takashimaya Company Limited++               620,657
   91,000  Uny Company Limited                         915,470
                                                  ------------
                                                    13,562,912
                                                  ------------

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI JAPAN INDEX FUND (CONCLUDED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET (CONTINUED)
           METALS - NON FERROUS            0.52%
  455,000 Mitsubishi Materials Corporation++ $ 1,062,876 182,000 Mitsubishi Mining & Smelting
             Company Limited                         1,148,216
   91,000  Nippon Light Metal Company Limited           67,496
  182,000  Sumitomo Metal Mining Company               710,653
                                                  ------------
                                                     2,989,241
                                                  ------------
           METALS - STEEL                  1.17%
1,092,000  Kawasaki Steel Corporation++              1,219,592
2,639,000  Nippon Steel Corporation                  4,814,749
1,092,000  Sumitomo Metal Industries Limited*          651,690
                                                  ------------
                                                     6,686,031
                                                  ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   1.19%
  364,000  Asahi Glass Company Limited++             2,510,559
   91,000  Nippon Sheet Glass Company
             Limited                                   945,727
   63,700  Nitto Denko Corporation++                 1,501,603
   91,000  Toyo Seikan Kaisha Limited                1,660,258
   91,000  Ube Industries Limited                      214,127
                                                  ------------
                                                     6,832,274
                                                  ------------
           REAL ESTATE                     0.93%
  273,000  Mitsubishi Estate Company Limited++       2,688,222
  273,000  Mitsui Fudosan Company Limited            2,637,018
                                                  ------------
                                                     5,325,240
                                                  ------------
           RECREATION - OTHER CONSUMER
             GOODS                         3.04%
   91,000  Citizen Watch Company Limited               709,101
  182,000  Fuji Photo Film Company                   6,594,484
   91,000  Konica Corporation                          537,644
   45,500  Nintendo Company Limited                  7,409,097
   18,200  Sega Enterprises Limited*++                 333,603
   45,500  Shimano Incorporated                        723,066
   91,000  Yamaha Corporation                        1,069,082
                                                  ------------
                                                    17,376,077
                                                  ------------
           TELECOMMUNICATIONS              4.37%
    3,822  Nippon Telegraph & Telephone
             Corporation                            25,024,903
                                                  ------------
           TEXTILES & APPAREL              0.19%
   91,000  Onward Kashiyama Company
             Limited++                                 748,668
    9,100  World Company Limited++                     318,087
                                                  ------------
                                                     1,066,755
                                                  ------------
           TRANSPORTATION - AIRLINES       0.48%
  637,000  Japan Airlines Company Limited            2,726,237
                                                  ------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           TRANSPORTATION - ROAD & RAIL    3.81%
      728  Central Japan Railway Company          $  4,332,188
    1,183  East Japan Railway Company                6,646,464
  455,000  Kinki Nippon Railway Company Limited++    1,733,961
  364,000  Nippon Express Company Limited            1,768,873
  637,000  Tobu Railway Company Limited              2,107,132
  364,000  Tokyu Corporation++                       1,697,498
  182,000  Yamato Transport Company Limited++        3,514,472
                                                  ------------
                                                    21,800,588
                                                  ------------
           TRANSPORTATION - SHIPPING       0.31%
   91,000  Kawasaki Kisen Kaisha Limited               148,958
  364,000  Nippon Yusen Kabushiki Kaisha             1,626,122
                                                  ------------
                                                     1,775,080
                                                  ------------
           UTILITIES - ELECTRICAL & GAS    3.94%
  354,900  Kansai Electric Power Company
             Incorporated                            5,897,098
  819,000  Osaka Gas Company Limited                 2,136,613
  182,000  Tohoku Electric Power Company
             Incorporated                            2,544,695
  400,400  Tokyo Electric Power Company++            9,506,918
  910,000  Tokyo Gas Company Limited++               2,459,355
                                                  ------------
                                                    22,544,679
                                                  ------------
           WHOLESALE & INTERNATIONAL TRADE 2.24%
  455,000  Itochu Corporation*++                     1,982,224
  546,000  Marubeni Corporation++                    1,084,599
  546,000  Mitsubishi Corporation                    3,812,388
  637,000  Mitsui & Company Limited                  3,616,881
  364,000  Sumitomo Corporation                      2,324,362
                                                  ------------
                                                    12,820,454
                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $660,919,917)                   572,272,966
                                                  ------------
           COMMON STOCK -
             NON-BASKET                    0.00%
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.00%
       52  Tokyo Electron Limited                        3,489
                                                  ------------
           ENERGY SOURCES                  0.00%
      500  Nippon Mitsubishi Oil Corporation             2,498
                                                  ------------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $4,070)                               5,987
                                                  ------------
           TOTAL INVESTMENTS
             (COST $660,923,987)+        100.00%  $572,278,953
                                         =======  ============

----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $666,540,263. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost          $  24,239,731
           Excess of tax cost over value           (118,501,041)
                                                  -------------
                                                  $ (94,261,310)
                                                  =============
++Denotes all or part of security on loan.


                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI MALAYSIA (FREE) INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET          99.95%
           AUTOMOBILES                     2.45%
  236,000  Edaran Otomobil Nasional                $   484,421
  472,000  Oriental Holdings                           452,126
  708,000  Perusahaan Otomobil Nasional              1,080,632
  944,000  Tan Chong Motor Holdings                    283,200
                                                   -----------
                                                     2,300,379
                                                   -----------
           BANKING                        21.83%
1,652,000  Commerce Asset Holdings                   3,282,263
3,304,000  Malayan Banking                          12,433,474
3,068,000  Public Bank                               3,051,853
2,596,000  RHB Capital                               1,707,895
                                                   -----------
                                                    20,475,485
                                                   -----------
           BEVERAGES & TOBACCO             5.01%
  424,800  British American Tobacco
             (Malaysia)                              4,303,895
  472,000  Guinness Anchor                             397,474
                                                   -----------
                                                     4,701,369
                                                   -----------
           BROADCASTING & PUBLISHING       0.84%
  236,000  New Straits Times Press                     236,000
  236,000  Star Publications (Malaysia)                555,842
                                                   -----------
                                                       791,842
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    1.88%
  466,000  Hume Industries (Malaysia)                  380,158
4,248,000  Malayan Cement                            1,173,789
1,180,000  Pan Malaysia Corporation                    212,710
                                                   -----------
                                                     1,766,657
                                                   -----------
           CHEMICALS                       0.66%
  236,000  Malaysian Oxygen                            621,053
                                                   -----------
           CONSTRUCTION & HOUSING          4.80%
  708,000  Ekran*                                      150,916
  944,000  Gamuda                                      988,716
  472,000  IJM Corporation                             366,421
  472,000  Road Builder Holdings                       368,905
2,124,000  YTL Corporation                           2,627,053
                                                   -----------
                                                     4,502,011
                                                   -----------
           ELECTRICAL & ELECTRONICS        0.68%
1,180,000  Time Engineering*                           636,579
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   1.68%
  236,000  Malaysian Pacific Industries              1,055,789
  236,000  Unisem                                      524,789
                                                   -----------
                                                     1,580,578
                                                   -----------
           ENERGY SOURCES                  0.19%
  236,000  Petronas Dagangan                           180,105
                                                   -----------
           FINANCIAL SERVICES              2.11%
1,274,400  AMMB Holdings                             1,187,204
1,180,000  MBF Capital*                                 62,105
  944,000  Rashid Hussain*                             382,568
1,888,000  TA Enterprises                              347,789
                                                   -----------
                                                     1,979,666
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.91%
  236,000  Nestle (Malaysia)                         1,304,211
  472,000  PPB Group                                   486,905
                                                   -----------
                                                     1,791,116
                                                   -----------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           FOREST PRODUCTS & PAPER         0.52%
  236,000  Jaya Tiasa Holdings                     $   186,316
  236,000  WTK Holdings                                298,105
                                                   -----------
                                                       484,421
                                                   -----------
           INDUSTRIAL COMPONENTS           0.13%
  944,000  Leader Universal Holdings*                  120,484
                                                   -----------
           LEISURE & TOURISM               5.50%
  944,000  Berjaya Sports Toto                       1,187,453
2,124,000  Magnum Corporation                          844,011
1,652,000  Resorts World                             3,130,105
                                                   -----------
                                                     5,161,569
                                                   -----------
           MACHINERY & ENGINEERING         0.66%
  472,000  UMW Holdings                                621,053
                                                   -----------
           METALS - STEEL                  0.16%
2,596,000  Amsteel Corporation                         150,295
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   4.08%
1,416,000  Golden Hope Plantations                   1,192,421
  944,000  Highlands & Lowlands                        556,463
1,180,000  IOI Corporation                             748,368
  236,000  Kian Joo Can Factory                        209,916
  944,000  Kuala Lumpur Kepong                       1,117,895
                                                   -----------
                                                     3,825,063
                                                   -----------
           MULTI-INDUSTRY                  7.51%
  472,000  Land & General*                              49,063
1,888,000  Malayan United Industries*                  186,316
1,180,000  Malaysia Mining Corporation                 596,211
1,652,000  Malaysian Resources Corporation*            556,463
1,416,000  Mulpha International*                       122,968
1,652,000  Multi-Purpose Holdings*                     297,795
3,304,000  Sime Darby                                4,173,474
1,180,000  United Engineers (Malaysia)               1,062,000
                                                   -----------
                                                     7,044,290
                                                   -----------
           REAL ESTATE                     0.65%
1,416,000  FACB Resorts*                               147,189
  944,000  Hong Leong Properties                       149,053
  472,000  S P Setia Group                             310,526
                                                   -----------
                                                       606,768
                                                   -----------
           TELECOMMUNICATIONS             15.86%
1,180,000  Technology Resources Industries*            835,316
4,484,000  Telekom Malaysia                         14,042,000
                                                   -----------
                                                    14,877,316
                                                   -----------
           TRANSPORTATION - AIRLINES       1.01%
  944,000  Malaysian Airline System                    944,000
                                                   -----------
           TRANSPORTATION - SHIPPING       4.70%
2,596,000  Malaysia International Shipping           4,406,368
                                                   -----------
           UTILITIES - ELECTRICAL & GAS   15.13%
4,248,000  Tenaga Nasional                          14,197,263
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $79,682,511)                     93,765,730
                                                   -----------

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI MALAYSIA (FREE) INDEX FUND (CONCLUDED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK -
             NON-BASKET                    0.05%
           AUTOMOBILES                     0.05%
   46,400  Oriental Holdings                       $    44,446
                                                   -----------
           BEVERAGES & TOBACCO             0.00%
      400  British American Tobacco
             (Malaysia)                                  4,053
                                                   -----------
           METALS - STEEL                  0.00%
   35,944  Silverstone*/**                                  --
                                                   -----------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $43,746)                             48,499
                                                   -----------
           TOTAL INVESTMENTS
             (COST $79,726,257)+         100.00%   $93,814,229
                                         =======   ===========
----------
* Non-income producing security.
**Fair valued security.
+ Aggregate cost for Federal income tax purposes is $82,117,136. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 23,281,095
           Excess of tax cost over value            (11,584,002)
                                                   -----------
                                                   $ 11,697,093
                                                   ============

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI MEXICO (FREE) INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET         100.00%
           BANKING                        12.44%
1,329,400  Grupo Financiero Banamex
             Accival SA de CV - Series O           $ 2,430,042
2,438,000  Grupo Financiero BBVA Bancomer
             SA de CV - Series O*++                  1,632,870
                                                   -----------
                                                     4,062,912
                                                   -----------
           BEVERAGES & TOBACCO            13.53%
  483,000  Fomento Economico Mexicano
             SA de CV - Series UBD                   1,513,947
  340,400  Grupo Continental SA++                      486,837
  627,900  Grupo Modelo SA de CV -
             Series C                                1,585,116
  184,000  Savia SA de CV*++                           833,261
                                                   -----------
                                                     4,419,161
                                                   -----------
           BROADCASTING & PUBLISHING       4.21%
  701,500  Grupo Televisa SA - Series CPO*++         1,376,255
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    5.02%
  391,000  Cemex SA de CV - Series CPO               1,638,937
                                                   -----------
           ENERGY EQUIPMENT & SERVICES     1.83%
   46,000  Tubos de Acero de Mexico SA++               597,218
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       2.83%
  759,000  Grupo Industrial Bimbo SA de
             CV - Series A++                           922,844
                                                   -----------
           HEALTH & PERSONAL CARE          4.41%
  552,000  Kimberly-Clark de Mexico SA de
             CV - Series A                           1,439,011
                                                   -----------
           MERCHANDISING                  11.80%
  713,000  Controladora Comercial Mexicana
             SA de CV - Series UBC++                   506,924
  989,000  Grupo Elektra SA de CV -
             Series CPO                                898,813
1,037,300  Walmart De Mexico V*                      2,447,622
                                                   -----------
                                                     3,853,359
                                                   -----------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           METALS - NON FERROUS            2.70%
  253,000  Grupo Mexico SA - Series B++            $   745,574
  138,000  Industrias Penoles SA - Series CP++         136,507
                                                   -----------
                                                       882,081
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.45%
  161,000  Vitro SA - Series A++                       147,645
                                                   -----------
           MULTI-INDUSTRY                  6.72%
  506,000  Alfa SA de CV - Series A                    656,940
1,150,000  Desc SA de CV - Series B++                  503,606
  437,000  Grupo Carso SA de CV -
             Series A1*++                            1,035,652
                                                   -----------
                                                     2,196,198
                                                   -----------
           TELECOMMUNICATIONS             34.06%
4,692,000  America Movil SA de CV*++                 4,167,444
4,314,800  Telefonos de Mexico SA - Series L++       6,957,921
                                                   -----------
                                                    11,125,365
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $34,425,939)                     32,660,986
                                                   -----------
           TOTAL INVESTMENTS
             (COST $34,425,939)+         100.00%   $32,660,986
                                         =======   ===========
----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $34,618,402. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 2,400,434
           Excess of tax cost over value            (4,357,850)
                                                   -----------
                                                   $(1,957,416)
                                                   ===========
++Denotes all or part of security on loan.


                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI NETHERLANDS INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      7.02%
   75,834  Philips Electronics                     $ 2,494,489
                                                   -----------
           BANKING                         4.41%
   71,313  ABN AMRO Holding                          1,567,347
                                                   -----------
           BEVERAGES & TOBACCO             4.95%
   31,845  Heineken                                  1,758,543
                                                   -----------
           BROADCASTING & PUBLISHING       3.90%
   49,599  Elsevier                                    698,764
   28,710  Wolters Klumer - CVA                        688,820
                                                   -----------
                                                     1,387,584
                                                   -----------
           BUSINESS & PUBLIC SERVICES      5.28%
   51,051  Getronics                                   288,721
    6,600  Randstad Holding                            103,786
   52,173  TNT Post Group                            1,228,723
   15,774  Vedior                                      200,179
    1,320  VNU                                          55,959
                                                   -----------
                                                     1,877,368
                                                   -----------
           CHEMICALS                       4.86%
   29,304  Akzo Nobel                                1,420,157
    8,217  DSM                                         308,148
                                                   -----------
                                                     1,728,305
                                                   -----------
           CONSTRUCTION & HOUSING          0.27%
    1,782  IHC Caland                                   94,391
                                                   -----------
           DATA PROCESSING &
             REPRODUCTION                  2.23%
   48,675  Oce                                         792,279
                                                   -----------
           ELECTRICAL COMPONENTS &
             INSTRUMENTS                   2.24%
   36,498  ASM Lithography Holding NV*                 795,792
                                                   -----------
           ENERGY SOURCES                 24.52%
  147,048  Royal Dutch/Shell Group                   8,716,620
                                                   -----------
           FINANCIAL SERVICES             11.09%
   57,090  ING Groep                                 3,940,120
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       4.96%
    9,900  Koninklijke Wessanen                        123,815
   29,073  Unilever                                  1,640,224
                                                   -----------
                                                     1,764,039
                                                   -----------
           INSURANCE                      10.03%
   80,487  Aegon                                     2,828,144
   25,476  Fortis (NL)                                 736,567
                                                   -----------
                                                     3,564,711
                                                   -----------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           MERCHANDISING                   5.70%
   54,846  Koninklijke Ahold                       $ 1,767,290
   18,150  Royal Vendex KBB NV                         256,870
                                                   -----------
                                                     2,024,160
                                                   -----------
           MULTI-INDUSTRY                  0.55%
    7,755  Hunter Douglas                              195,403
                                                   -----------
           TELECOMMUNICATIONS              3.09%
   89,529  Koninklijke Kpn                           1,099,116
                                                   -----------
           TRANSPORTATION - AIRLINES       0.99%
   14,685  KLM - Koninklijke Luchvaart Mij*            351,112
                                                   -----------
           TRANSPORTATION - SHIPPING       1.39%
   21,252  Koninklijke Vopak                           492,492
                                                   -----------
           WHOLESALE & INTERNATIONAL TRADE 2.52%
   11,847  Buhrmann                                    357,339
   23,067  Hagemeyer                                   539,007
                                                   -----------
                                                       896,346
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $37,517,428)                     35,540,217
                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      0.00%
       26  Philips Electronics                             855
                                                   -----------
           BANKING                         0.00%
        2  ABN AMRO Holding                                 44
                                                   -----------
           INSURANCE                       0.00%
        3  Fortis (NL)                                      87
                                                   -----------
           TELECOMMUNICATIONS              0.00%
       14  Koninklijke Kpn                                 172
                                                   -----------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $1,426)                               1,158
                                                   -----------
           TOTAL INVESTMENTS
             (COST $37,518,854)+         100.00%   $35,541,375
                                         =======   ===========
----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $37,738,588. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 1,079,173
           Excess of tax cost over value            (3,276,386)
                                                   -----------
                                                   $(2,197,213)
                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI SINGAPORE (FREE) INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET         100.00%
           AUTOMOBILES                     0.63%
  198,000  Cycle & Carriage Limited                $   406,352
                                                   -----------
           BANKING                        33.51%
  990,000  DBS Group Holdings Limited               11,180,349
1,044,450  Oversea-Chinese Banking
             Corporation Limited                     7,843,554
  324,720  United Overseas Bank Limited              2,568,870
                                                   -----------
                                                    21,592,773
                                                   -----------
           BEVERAGES & TOBACCO             1.94%
  297,000  Fraser & Neave Limited                    1,251,404
                                                   -----------
           BROADCASTING & PUBLISHING       3.87%
  198,000  Singapore Press Holdings Limited          2,497,134
                                                   -----------
           BUSINESS & PUBLIC SERVICES      1.52%
  495,000  Parkway Holdings Limited++                  848,458
   99,000  Singapore Computer Systems Limited          128,829
                                                   -----------
                                                       977,287
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   8.39%
  891,000  Chartered Semiconductor
             Manufacturing, Ltd.*                    2,523,240
   74,250  Creative Technology Limited++               868,321
  297,000  OMNI Industries Limited                     480,131
  198,000  Venture Manufacturing
             (Singapore) Limited                     1,532,332
                                                   -----------
                                                     5,404,024
                                                   -----------
           LEISURE & TOURISM               2.22%
  198,000  Hotel Properties Limited                    172,529
  297,000  Overseas Union Enterprise Limited         1,259,917
                                                   -----------
                                                     1,432,446
                                                   -----------
           MACHINERY & ENGINEERING         4.79%
1,980,000  Singapore Technologies
             Engineering Limited                     3,087,365
                                                   -----------
           MULTI-INDUSTRY                  7.21%
  227,700  Haw Par Corporation Limited                 509,075
  693,000  Keppel Corporation Limited                1,374,559
1,881,000  Sembcorp Industries Limited               2,005,652
  720,720  Straits Trading Company Limited             756,087
                                                   -----------
                                                     4,645,373
                                                   -----------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           REAL ESTATE                    13.58%
1,980,000  Capitaland Limited                      $ 3,019,262
  693,000  City Developments Limited                 3,019,262
   99,000  First Capital Corporation Limited            69,806
1,881,000  United Industrial Corporation
             Limited                                   992,043
1,188,000  United Overseas Land Limited++            1,198,624
  693,000  Wing Tai Holdings Limited                   452,889
                                                   -----------
                                                     8,751,886
                                                   -----------
           TELECOMMUNICATIONS              8.75%
3,564,000  Singapore Telecommunications
             Limited                                 5,638,982
                                                   -----------
           TRANSPORTATION - AIRLINES      11.73%
  891,000  Singapore Airlines Limited                7,559,505
                                                   -----------
           TRANSPORTATION - ROAD & RAIL    0.75%
1,485,000  Comfort Group Limited                       485,238
                                                   -----------
           TRANSPORTATION - SHIPPING       1.11%
  990,000  Neptune Orient Lines Limited*               715,088
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $68,464,520)                     64,444,857
                                                   -----------
           TOTAL INVESTMENTS
             (COST $68,464,520)+         100.00%   $64,444,857
                                         =======   ===========
----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $69,167,439. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 4,390,083
           Excess of tax cost over value            (9,112,665)
                                                   -----------
                                                   $(4,722,582)
                                                   ===========
++Denotes all or part of security on loan.

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI SOUTH KOREA INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET          99.90%
           APPLIANCES & HOUSEHOLD
             DURABLES                      1.61%
   27,000  LG Electronics                          $   305,717
                                                   -----------
           AUTOMOBILES                     4.02%
   59,940  Hyundai Motor Company, Limited              764,724
                                                   -----------
           BANKING                        11.08%
   21,060  Hana Bank*                                  130,985
   25,650  H&CB                                        559,387
   59,940  Kookmin Bank                                865,094
   43,200  Korea Exchange Bank*                        114,364
   39,150  Shinhan Bank                                440,168
                                                   -----------
                                                     2,109,998
                                                   -----------
           BEVERAGES & TOBACCO             1.47%
    4,590  Doosan Corporation*                          69,540
    5,940  Hite Brewery Company*                       210,773
                                                   -----------
                                                       280,313
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    0.75%
    3,780  Kumkang Korea Chemical
             Company Limited                           143,170
                                                   -----------
           BUSINESS & PUBLIC SERVICES      1.87%
      540  Cheil Communications, Inc.                   45,212
    5,400  Daou Technology, Inc.*                       19,419
    2,160  Daum Communications
             Corporation*                               50,206
    8,910  Haansoft, Inc.*                              47,886
    4,320  Handysoft Corporation*                       42,370
    2,160  Korea Information & Communications
             Company Limited*                           45,642
    6,480  Serome Technology Inc.*                     105,666
                                                   -----------
                                                       356,401
                                                   -----------
           CHEMICALS                       2.85%
   24,030  Hanwha Chemical Corporation*                 80,477
   14,310  Honam Petrochemical Corporation             105,206
    5,130  Isu Chemical Company Limited                 28,634
   29,430  LG Chemical Limited                         328,538
                                                   -----------
                                                       542,855
                                                   -----------
           CONSTRUCTION & HOUSING          0.42%
    8,640  Daelim Industrial Company                    40,716
   22,410  Hyundai Engineering &
             Construction Company*                      39,670
                                                   -----------
                                                        80,386
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                  28.59%
   11,880  Anam Semiconductor Inc.*                     40,734
   12,690  Daeduck Electronics Company                 116,366
   16,470  Samsung Electro-Mechanics
             Company                                   575,222
   27,540  Samsung Electronics                       4,106,515
   11,880  Samsung SDI Company Limited                 607,215
                                                   -----------
                                                     5,446,052
                                                   -----------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           FINANCIAL SERVICES              5.79%
   25,920  Daewoo Securities Company,
             Limited*                              $   219,083
    7,290  Dongwon Securities Company                   45,631
   16,200  KTBNetwork*                                  65,751
   21,330  LG Investment & Securities
             Company Limited                           175,185
   21,060  Samsung Securities Company
             Limited                                   597,828
                                                   -----------
                                                     1,103,478
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       0.87%
    4,590  Cheil Jedang Corporation                    161,223
    4,050  Daesang Corporation                           4,344
                                                   -----------
                                                       165,567
                                                   -----------
           FOREST PRODUCTS & PAPER         0.21%
   13,230  Hansol Paper Company*                        39,824
                                                   -----------
           HEALTH & PERSONAL CARE          0.10%
      540  Korea Green Cross Corporation                14,963
      810  Medison Company Limited*                      3,132
                                                   -----------
                                                        18,095
                                                   -----------
           INDUSTRIAL COMPONENTS           0.74%
   18,090  Hankook Tire Company*                        31,446
   11,070  LG Cable Limited                            109,897
                                                   -----------
                                                       141,343
                                                   -----------
           INSURANCE                       1.80%
   11,880  Samsung Fire & Marine Insurance             341,973
                                                   -----------
           MACHINERY & ENGINEERING         1.32%
   22,680  Hanjin Heavy Industries*                     48,557
   46,980  Samsung Heavy Industries
             Company, Limited*                         203,788
                                                   -----------
                                                       252,345
                                                   -----------
           MERCHANDISING                   1.22%
    1,080  Hyundai Department Store Company              6,950
    4,050  Shinsegae Department Store
             Company                                   226,058
                                                   -----------
                                                       233,008
                                                   -----------
           METALS - NON FERROUS            0.02%
      270  Korea Zinc Company                            3,746
                                                   -----------
           METALS - STEEL                  4.91%
   11,610  Pohang Iron & Steel Company
             Limited                                   935,021
                                                   -----------
           MULTI-INDUSTRY                 10.60%
   95,040  Korea Electric Power Corporation          1,947,634
    7,290  S1 Corporation                               71,499
                                                   -----------
                                                     2,019,133
                                                   -----------
           TELECOMMUNICATIONS             16.75%
   12,960  Korea Telecom Corporation                   674,817
   14,850  SK Telecom                                2,516,247
                                                   -----------
                                                     3,191,064
                                                   -----------

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI SOUTH KOREA INDEX FUND (CONCLUDED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET (CONTINUED)
           TRANSPORTATION - AIRLINES       0.93%
   28,620  Korean Air Company Limited              $   176,864
                                                   -----------
           TRANSPORTATION - SHIPPING       0.31%
   25,650  Hyundai Merchant Marine*                     59,927
                                                   -----------
           WHOLESALE & INTERNATIONAL TRADE 1.67%
   44,010  Samsung Corporation                         250,914
    9,180  SK Global                                    66,978
                                                   -----------
                                                       317,892
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $21,766,499)                     19,028,896
                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.10%
           BANKING                         0.02%
      189  H&CB                                          4,122
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.00%
      102  Daeduck Electronics Company                     935
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       0.00%
      202  Daesang Corporation                             217
                                                   -----------
           MERCHANDISING                   0.06%
      202  Shinsegae Department Store
             Company                                    11,275
                                                   -----------
           TRANSPORTATION - AIRLINES       0.01%
      248  Korean Air Company Limited                    1,533
                                                   -----------
           WHOLESALE & INTERNATIONAL TRADE 0.01%
      183  SK Global                                     1,335
                                                   -----------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $15,627)                             19,417
                                                   -----------
           TOTAL INVESTMENTS
             (COST $21,782,126)+         100.00%   $19,048,313
                                                   ===========
----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $22,016,035. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 1,417,231
           Excess of tax cost over value            (4,384,953)
                                                   -----------
                                                   $(2,967,722)
                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI SPAIN INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET         100.00%
           BANKING                        25.16%
  267,750  Banco Bilbao Vizcaya SA                 $ 3,983,884
  377,876  Banco Santander Central
             Hispano SA++                            3,860,665
                                                   -----------
                                                     7,844,549
                                                   -----------
           BEVERAGES & TOBACCO             1.51%
   32,997  Altadis SA                                  470,332
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    1.53%
   13,617  Portland Valderrivas SA                     294,271
   29,784  Uralita SA                                  184,056
                                                   -----------
                                                       478,327
                                                   -----------
           BUSINESS & PUBLIC SERVICES      4.69%
   30,940  Aguas de Barcelona                          441,866
   77,350  Autopistas Concesionaria
             Espanola SA                               732,650
   24,463  Prosegur Cia de Seguridad SA                287,951
                                                   -----------
                                                     1,462,467
                                                   -----------
           CONSTRUCTION & HOUSING          3.49%
    8,500  Actividades de Construccion y
             Servicios SA                              228,635
   23,086  Fomento de Construcciones y
             Contratas SA                              488,287
   28,390  Groupo Dragados                             370,726
                                                   -----------
                                                     1,087,648
                                                   -----------
           ENERGY SOURCES                  4.62%
   84,626  Repsol SA                                 1,439,707
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.39%
   36,465  Azucarera Ebro Agricolas SA                 432,578
                                                   -----------
           FOREST PRODUCTS & PAPER         0.33%
    6,800  Grupo Empresarial Ence SA                   103,804
                                                   -----------
           HEALTH & PERSONAL CARE          2.51%
   27,472  Fabrica Espanola de Productos y
             Farmaceuticos SA                          357,980
   31,875  Zeltia SA*                                  423,562
                                                   -----------
                                                       781,542
                                                   -----------
           INSURANCE                       1.51%
   20,485  Corporacion Mapfre                          470,950
                                                   -----------
           LEISURE & TOURISM               2.20%
   54,689  Sol Melia SA++                              553,212
   51,000  TelePizza SA*                               131,319
                                                   -----------
                                                       684,531
                                                   -----------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           MACHINERY & ENGINEERING         1.66%
   54,060  Zardoya Otis SA++                       $   519,009
                                                   -----------
           MERCHANDISING                   0.67%
   11,713  Cortefiel SA                                208,424
                                                   -----------
           METALS - NON FERROUS            0.85%
   21,624  Asturiana de Zinc                           264,874
                                                   -----------
           METALS - STEEL                  3.39%
   32,368  Acerinox SA                               1,056,679
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   0.35%
   21,250  Viscofan++                                  109,432
                                                   -----------
           REAL ESTATE                     0.96%
   45,339  Urbis Ser 1,2,3*                            195,961
   13,192  Vallehermoso SA++                           103,723
                                                   -----------
                                                       299,684
                                                   -----------
           TELECOMMUNICATIONS             24.95%
  456,025  Telefonica SA*                            7,779,134
                                                   -----------
           UTILITIES - ELECTRICAL & GAS   18.23%
   83,708  Endesa SA                                 1,432,557
   78,948  Gas Natural SDG SA++                      1,320,604
   97,342  Iberdrola SA                              1,468,056
   74,800  Union Electrica Fenosa SA                 1,461,703
                                                   -----------
                                                     5,682,920
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $33,089,808)                     31,176,591
                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.00%
           FOOD & HOUSEHOLD PRODUCTS       0.00%
        7  Azucarera Ebro Agricolas SA                      83
                                                   -----------
           TELECOMMUNICATIONS              0.00%
       13  Telefonica SA*                                  222
                                                   -----------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $311)                                   305
                                                   -----------
           TOTAL INVESTMENTS
             (COST $33,090,119)+         100.00%   $31,176,896
                                         =======   ===========
----------
* Non-income producing security.

+ Aggregate cost for Federal income tax purposes is $33,422,830. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $   634,590
           Excess of tax cost over value            (2,880,524)
                                                   -----------
                                                   $(2,245,934)
                                                   ===========
++Denotes all or part of security on loan.

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI SWEDEN INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET         100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                      2.87%
   28,600  Electrolux AB - B                       $   470,997
                                                   -----------
           BANKING                        18.04%
  214,500  Nordea AB                                 1,569,991
   53,300  Skandinaviska Enskilda
             Banken AB - A                             587,888
   41,600  Svenska Handelsbanken AB - A                697,774
    6,500  Svenska Handelsbanken AB - B++              106,384
                                                   -----------
                                                     2,962,037
                                                   -----------
           BROADCASTING & PUBLISHING       0.47%
    2,600  Modern Times Group MTG AB*                   76,649
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    3.96%
   39,000  Assa Abloy AB - B                           650,198
                                                   -----------
           BUSINESS & PUBLIC SERVICES      7.50%
   54,600  Icon Medialab International AB*++            56,060
   40,300  Securitas AB - B                            774,291
   93,600  WM-Data AB - B                              401,537
                                                   -----------
                                                     1,231,888
                                                   -----------
           CONSTRUCTION & HOUSING          0.66%
    2,600  Skanska AB - B                              108,102
                                                   -----------
           ELECTRICAL & ELECTRONICS       23.78%
  462,800  Ericsson LM - B                           3,904,890
                                                   -----------
           FINANCIAL SERVICES              1.54%
   11,050  Om Gruppen AB                               253,306
                                                   -----------
           FOREST PRODUCTS & PAPER         3.64%
   26,000  Svenska Cellulosa AB - B++                  598,658
                                                   -----------
           HEALTH & PERSONAL CARE          1.53%
   26,000  Gambro AB - A                               179,730
   10,400  Gambro AB - B                                71,892
                                                   -----------
                                                       251,622
                                                   -----------
           INDUSTRIAL COMPONENTS           0.78%
    3,900  SKF AB - A                                   60,064
    3,900  SKF AB - B                                   67,399
                                                   -----------
                                                       127,463
                                                   -----------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           INSURANCE                       4.62%
   66,300  Skandia Forsakrings AB                  $   758,234
                                                   -----------
           MACHINERY & ENGINEERING         9.25%
    5,200  Atlas Copco AB - A                          124,754
    1,300  Atlas Copco AB - B++                         29,536
   24,700  Sandvik AB                                  581,280
   14,300  Volvo AB - A                                268,934
   27,300  Volvo AB - B                                514,806
                                                   -----------
                                                     1,519,310
                                                   -----------
           MERCHANDISING                   6.23%
   52,975  Hennes Mauritz AB - B++                   1,023,203
                                                   -----------
           MULTI-INDUSTRY                  4.33%
   31,200  Industriforvaltnings Kinnevik AB-B          651,784
    7,800  Trelleborg AB - B                            59,866
                                                   -----------
                                                       711,650
                                                   -----------
           REAL ESTATE                     1.36%
   16,900  Drott AB - B++                              223,340
                                                   -----------
           TELECOMMUNICATIONS              9.44%
   20,475  Tele2 AB*                                   736,825
  139,100  Telia AB*++                                 813,078
                                                   -----------
                                                     1,549,903
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $20,432,249)                     16,421,450
                                                   -----------
           TOTAL INVESTMENTS
             (COST $20,432,249)+         100.00%   $16,421,450
                                         =======   ===========
----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $21,001,670. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $   337,804
           Excess of tax cost over value            (4,918,024)
                                                   -----------
                                                   $(4,580,220)
                                                   ===========
++Denotes all or part of security on loan.


                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI SWITZERLAND INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET         100.00%
           BANKING                        18.94%
    3,444  Banque Cantonale Vaudoise               $ 1,174,114
   10,563  Credit Suisse Group                       1,964,520
   24,780  UBS AG                                    3,935,447
      252  Vontobel Holding AG                         601,827
                                                   -----------
                                                     7,675,908
                                                   -----------
           BROADCASTING & PUBLISHING       0.22%
      210  PubliGroupe SA                               90,274
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    3.13%
    1,008  Forbo Holding AG                            441,741
      588  Holderbank Financiere Glarus
             AG - Bearer                               664,567
      483  Holderbank Financiere Glarus
             AG - Registered                           161,202
                                                   -----------
                                                     1,267,510
                                                   -----------
           BUSINESS & PUBLIC SERVICES      2.35%
    1,491  Adecco SA                                   934,713
       63  SGS Societe Generale de
             Surveillance Holding SA                    18,205
                                                   -----------
                                                       952,918
                                                   -----------
           CHEMICALS                       5.21%
      231  EMS-Chemie Holding AG*                    1,055,078
      630  Lonza AG                                    393,444
   11,403  Syngenta AG - Registered*                   661,073
                                                   -----------
                                                     2,109,595
                                                   -----------
           ELECTRICAL & ELECTRONICS        5.58%
   20,517  ABB Ltd.                                  1,733,331
    2,100  Ascom Holding AG                            150,457
      399  Kudelski SA*                                375,916
                                                   -----------
                                                     2,259,704
                                                   -----------
           FINANCIAL SERVICES              2.69%
      252  Julius Baer Holding Limited AG            1,089,307
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS      10.21%
    1,890  Nestle SA                                 4,135,680
                                                   -----------
           HEALTH & PERSONAL CARE         30.67%
    1,344  Givaudan*                                   369,121
    4,893  Novartis AG                               8,267,473
      441  Roche Holding AG - Genussein              3,791,510
                                                   -----------
                                                    12,428,104
                                                   -----------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           INSURANCE                       9.14%
      882  Schweizerische
             Rueckversicherungs (Swiss Re)         $ 1,847,834
    3,885  Zurich Allied AG                          1,855,633
                                                   -----------
                                                     3,703,467
                                                   -----------
           LEISURE & TOURISM               0.79%
      693  Kuoni Reisen Holding AG                     320,661
                                                   -----------
           MACHINERY & ENGINEERING         4.50%
    2,940  Georg Fischer AG                            859,233
       42  Schindler Holding AG -
             Participation Certificates                 62,690
      210  Schindler Holding AG - Registered           325,990
      840  Sulzer AG*                                  577,754
                                                   -----------
                                                     1,825,667
                                                   -----------
           MERCHANDISING                   1.18%
      420  Charles Voegele Holding AG                   49,525
       84  Jelmoli Holding AG - Bearer                 125,130
    1,533  Valora Holding AG                           302,042
                                                   -----------
                                                       476,697
                                                   -----------
           RECREATION, OTHER CONSUMER
             GOODS                         1.48%
      105  The Swatch Group AG - B                     116,604
    2,100  The Swatch Group AG - Registered            485,223
                                                   -----------
                                                       601,827
                                                   -----------
           TELECOMMUNICATIONS              2.62%
    4,557  Swisscom AG                               1,061,096
                                                   -----------
           TRANSPORTATION - AIRLINES       1.29%
    4,095  SairGroup                                   523,213
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $40,382,675)                     40,521,628
                                                   -----------
           TOTAL INVESTMENTS
             (COST $40,382,675)+         100.00%   $40,521,628
                                         =======   ===========
----------

* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $40,674,784. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost           $ 2,617,733
           Excess of tax cost over value            (2,770,889)
                                                   -----------
                                                   $  (153,156)
                                                   ===========

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI TAIWAN INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET          99.77%
           APPLIANCES & HOUSEHOLD
             DURABLES                      0.32%
  680,000  Sampo Corporation*                      $   334,271
                                                   -----------
           AUTOMOBILES                     1.22%
  680,000  China Motor Company                         691,668
  850,000  Yulon Motor Company Limited                 570,258
                                                   -----------
                                                     1,261,926
                                                   -----------
           BANKING                        13.22%
1,870,000  Chang Hwa Commercial Bank                 1,127,377
3,910,000  China Development Industrial Bank*        4,122,152
2,380,000  Chinatrust Commercial Bank*               1,905,766
2,040,000  First Commercial Bank                     1,589,365
2,040,000  Hua Nan Commercial Bank                   1,652,435
1,870,000  International Commercial Bank
             of China                                1,595,672
2,040,000  United World Chinese
             Commercial Bank                         1,734,426
                                                   -----------
                                                    13,727,193
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    1.90%
1,190,000  Asia Cement Corporation                     610,728
1,360,000  Taiwan Cement Corporation                   685,361
  680,000  Taiwan Glass Industrial
             Corporation                               672,747
                                                   -----------
                                                     1,968,836
                                                   -----------
           CHEMICALS                       7.10%
  170,000  China Synthetic Rubber
             Corporation                                87,247
2,210,000  Formosa Plastics Corporation              3,320,637
1,530,000  Hualon Corporation*                         122,040
3,060,000  Nan Ya Plastic Corporation                3,840,965
                                                   -----------
                                                     7,370,889
                                                   -----------
           CONSTRUCTION & HOUSING          0.37%
  680,000  BES Engineering Corporation*                103,014
  510,000  Continental Engineering
             Corporation*                              214,438
  680,000  Ever Fortune Industrial Company*             67,695
                                                   -----------
                                                       385,147
                                                   -----------
           DATA PROCESSING &
             REPRODUCTION                  5.82%
2,380,000  Acer Incorporated                         1,420,127
  850,000  Compal Electronics Incorporated           1,340,238
1,020,000  Quanta Computer Incorporated              3,279,641
                                                   -----------
                                                     6,040,006
                                                   -----------
           ELECTRICAL & ELECTRONICS        1.18%
  340,000  Lite-On Electronics Incorporated            217,592
  170,000  Microelectronics Technology
             Incorporated*                             373,164
1,020,000  Teco Electric & Machinery
             Company Limited                           630,700
                                                   -----------
                                                     1,221,456
                                                   -----------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           ELECTRONIC COMPONENTS,
             INSTRUMENTS                  47.41%
1,530,000  Advanced Semiconductor
             Engineering Incorporated*             $ 1,480,569
  850,000  Asustek Computer Incorporated             3,771,062
  510,000  Delta Electronics Incorporated            1,821,147
  850,000  Hon Hai Precision Industry Company        5,282,115
1,700,000  Mosel Vitelic Incorporated*               1,208,842
  680,000  Ritek Corporation*                        1,618,797
  340,000  Systex Corporation*                         646,468
6,970,000  Taiwan Semiconductor Manufacturing
             Company*                               19,394,033
6,460,000  United Microelectronics Company*         10,585,253
2,040,000  Winbond Electronics Corporation*          2,213,758
  850,000  Yageo Corporation*                        1,198,330
                                                   -----------
                                                    49,220,374
                                                   -----------
           FINANCIAL SERVICES              0.48%
1,530,000  Chung Hsing Bills Finance
             Corporation                               501,407
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.11%
  340,000  Lien Hwa Industrial Corporation             101,963
1,700,000  Uni-President Enterprises Company         1,051,167
                                                   -----------
                                                     1,153,130
                                                   -----------
           FOREST PRODUCTS & PAPER         0.13%
  340,000  Chung Hwa Pulp Corporation*                 132,447
                                                   -----------
           INDUSTRIAL COMPONENTS           2.13%
  510,000  Cheng Shin Rubber Industries
             Company                                   357,922
1,870,000  Pacific Electric Wire & Cable
             Company Limited*                          763,147
  340,000  Shihlin Electric & Engineering
             Corporation                               218,643
1,870,000  Walsin Lihwa Corporation                    872,994
                                                   -----------
                                                     2,212,706
                                                   -----------
           INSURANCE                       5.97%
3,230,000  Cathay Life Insurance Company             6,191,374
                                                   -----------
           MERCHANDISING                   0.42%
  340,000  Aurora Corporation*                         249,127
  510,000  Far East Department Stores
             Limited                                   184,480
                                                   -----------
                                                       433,607
                                                   -----------
           METALS - STEEL                  3.44%
5,100,000  China Steel Corporation                   3,390,014
  510,000  Tung Ho Steel Enterprise*                   185,268
                                                   -----------
                                                     3,575,282
                                                   -----------
           MULTI-INDUSTRY                  0.96%
2,380,000  Tatung Company Limited                    1,000,711
                                                   -----------
           REAL ESTATE                     0.44%
1,020,000  Cathay Construction Corporation             315,350
  850,000  Pacific Construction Company*               143,222
                                                   -----------
                                                       458,572
                                                   -----------

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI TAIWAN INDEX FUND (CONCLUDED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET (CONTINUED)
           RECREATION, OTHER CONSUMER
             GOODS                         1.07%
  510,000  Kinpo Electronics Incorporated         $    386,304
  680,000  Pou Chen Corporation*                       725,305
                                                  ------------
                                                     1,111,609
                                                  ------------
           TEXTILES & APPAREL              3.71%
1,870,000  Far Eastern Textile Limited               1,474,262
2,210,000  Formosa Chemical & Fibre
             Corporation                             2,042,943
  340,000  Nien Hsing Textile Corporation
             Limited*                                  334,271
                                                  ------------
                                                     3,851,476
                                                  ------------
           TRANSPORTATION - SHIPPING       1.21%
1,190,000  Evergreen Marine Corporation*               820,436
1,020,000  Yang Ming Marine Transport                  435,183
                                                  ------------
                                                     1,255,619
                                                  ------------
           WHOLESALE & INTERNATIONAL TRADE 0.16%
  680,000  Taiwan Tea Corporation*                     165,033
                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $124,576,885)                   103,573,071
                                                  ------------
           COMMON STOCK -
             NON-BASKET                    0.23%
           AUTOMOBILES                     0.02%
   35,125  Yulon Motor Company Limited                  23,565
                                                  ------------
           BANKING                         0.02%
    1,600  Chinatrust Commercial Bank*                   1,281
    4,000  First Commercial Bank                         3,116
   11,200  United World Chinese
             Commercial Bank                             9,522
                                                  ------------
                                                        13,919
                                                  ------------
           BUILDING MATERIALS &
             COMPONENTS                    0.00%
      600  Asia Cement Corporation                         308
      400  Taiwan Cement Corporation                       202
                                                  ------------
                                                           510
                                                  ------------
           CHEMICALS                       0.03%
    5,250  China Synthetic Rubber
             Corporation                                 2,694
      400  Formosa Chemical & Fibre
             Corporation                                   370
    5,950  Formosa Plastics Corporation                  8,940
   16,000  Nan Ya Plastic Corporation                   20,083
                                                  ------------
                                                        32,087
                                                  ------------
           CONSTRUCTION & HOUSING          0.01%
   15,600  Continental Engineering
             Corporation*                                6,559
                                                  ------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.09%
    4,100  Advanced Semiconductor
             Engineering Incorporated*            $      3,968
   17,250  Delta Electronics Incorporated               61,598
    4,000  Hon Hai Precision Industry
             Company                                    24,857
    2,800  Mosel Vitelic Incorporated*                   1,991
                                                  ------------
                                                        92,414
                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       0.00%
    3,150  Lien Hwa Industrial Corporation                 945
      600  Uni-President Enterprises Company               371
                                                  ------------
                                                         1,316
                                                  ------------
           FOREST PRODUCTS & PAPER         0.00%
    3,120  Chung Hwa Pulp Corporation*                   1,215
                                                  ------------
           INDUSTRIAL COMPONENTS           0.01%
    5,250  Cheng Shin Rubber Industries
             Company                                     3,685
    7,000  Pacific Electric Wire & Cable
             Company Limited*                            2,857
                                                  ------------
                                                         6,542
                                                  ------------
           METALS - STEEL                  0.02%
   31,200  China Steel Corporation                      20,739
                                                  ------------
           MULTI-INDUSTRY                  0.00%
      400  Tatung Company Limited                          168
                                                  ------------
           REAL ESTATE                     0.00%
   10,400  Pacific Construction Company*                 1,752
                                                  ------------
           RECREATION, OTHER CONSUMER
             GOODS                         0.01%
   10,400  Pou Chen Corporation*                        11,093
                                                  ------------
           TEXTILES & APPAREL              0.00%
    4,000  Far Eastern Textile Limited                   3,154
                                                  ------------
           TRANSPORTATION - SHIPPING       0.02%
   29,120  Evergreen Marine Corporation*                20,077
                                                  ------------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $312,114)                           235,110
                                                  ------------
           TOTAL INVESTMENTS
             (COST $124,888,999)+        100.00%  $103,808,181
                                         =======  ============
----------
* Non-income producing security.
+ Aggregate cost for Federal income tax purposes is $126,735,421. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost          $  1,306,267
           Excess of tax cost over value           (24,233,507)
                                                  ------------
                                                  $(22,927,240)
                                                  ============

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI UNITED KINGDOM INDEX FUND

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET         100.00%
           AEROSPACE & MILITARY
             TECHNOLOGY                    0.81%
  258,874  BAE Systems Plc                        $  1,097,720
                                                  ------------
           BANKING                        17.38%
  125,788  Abbey National Plc                        2,117,218
  130,831  Barclays Plc                              3,968,310
  203,770  Halifax Group Plc                         2,057,282
  466,211  HSBC Holdings Plc                         6,192,953
  464,612  Lloyds TSB Group Plc                      4,395,921
  214,635  Royal Bank of Scotland Group Plc          4,705,435
                                                  ------------
                                                    23,437,119
                                                  ------------
           BEVERAGES & TOBACCO             3.72%
  199,506  British American Tobacco Plc              1,602,034
  162,565  Cadbury Schweppes Plc                     1,057,448
  232,183  Diageo Plc                                2,352,515
                                                  ------------
                                                     5,011,997
                                                  ------------
           BROADCASTING & PUBLISHING       3.84%
  144,607  British Sky Broadcasting Group Plc*       2,002,240
  205,451  Granada Plc                                 571,901
   78,105  Pearson Plc                               1,706,660
   90,405  Reed International Plc                      904,914
                                                  ------------
                                                     5,185,715
                                                  ------------
           BUILDING MATERIALS &
             COMPONENTS                    1.42%
   36,900  Blue Circle Industries Plc                  260,117
   80,319  Hanson Plc                                  521,298
   60,229  Novar Plc                                   169,828
   58,548  RMC Group Plc                               657,817
   45,100  Wolseley Plc                                307,025
                                                  ------------
                                                     1,916,085
                                                  ------------
           BUSINESS & PUBLIC SERVICES      7.48%
   23,124  AWG Plc                                     194,107
   88,437  BAA Plc                                     835,470
   22,837  BTG Plc*                                    403,488
   50,061  Capita Group Plc                            346,935
  235,504  Chubb Plc                                   506,104
   43,665  CMG Plc                                     474,854
   69,987  De La Rue Plc                               429,005
   52,767  Exel Plc                                    730,616
  131,528  Hays Plc                                    667,754
   74,743  Kidde Plc*                                   84,624
   33,169  Logica Plc                                  660,187
   35,875  London Bridge Software Holdings Plc         170,750
   16,564  Misys Plc                                   143,461
   38,663  Railtrack Group Plc                         510,237
  107,010  Rentokil Initial Plc                        316,784
   74,866  Reuters Group Plc                         1,152,138
  173,799  Sage Group Plc                              729,451
   42,517  SEMA Group Plc                              335,739
   21,525  United Utilities Plc                        180,995
  103,771  WPP Group Plc                             1,215,312
                                                  ------------
                                                    10,088,011
                                                  ------------
           CHEMICALS                       0.70%
   42,722  BOC Group Plc                               630,968
   41,656  Imperial Chemical Industries Plc            309,715
                                                  ------------
                                                       940,683
                                                  ------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           CONSTRUCTION & HOUSING          0.63%
   24,518  AMEC Plc                               $    144,455
   43,009  Barratt Developments Plc                    213,390
   24,313  Berkeley Group (The) Plc                    296,839
   63,755  Taylor Woodrow Plc                          189,425
                                                  ------------
                                                       844,109
                                                  ------------
           DATA PROCESSING & REPRODUCTION  0.04%
   23,575  Psion Plc                                    52,363
                                                  ------------
           ELECTRICAL & ELECTRONICS        1.32%
  243,909  Marconi Plc                               1,639,341
   19,885  Pace Micro Technology Plc                   146,269
                                                  ------------
                                                     1,785,610
                                                  ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   0.67%
   85,895  ARM Holdings Plc*                           384,048
   53,546  Electrocomponents Plc                       525,160
                                                  ------------
                                                       909,208
                                                  ------------
           ENERGY SOURCES                  7.07%
1,153,863  BP Amoco Plc                              9,535,961
                                                  ------------
           FINANCIAL SERVICES              2.82%
   65,805  Amvescap Plc                              1,305,020
   39,524  Provident Financial Plc                     455,474
   26,568  Schroders Plc                               452,165
   82,533  3i Group Plc                              1,595,100
                                                  ------------
                                                     3,807,759
                                                  ------------
           FOOD & HOUSEHOLD PRODUCTS       1.65%
  131,159  Tate & Lyle Plc                             472,927
  235,094  Unilever Plc                              1,753,023
                                                  ------------
                                                     2,225,950
                                                  ------------
           HEALTH & PERSONAL CARE         14.68%
  144,320  Astrazeneca Plc                           6,554,730
   20,500  Celltech Group Plc*                         394,721
  431,484  GlaxoSmithKline Plc                      11,855,375
   78,351  Nycomed Amersham Plc                        610,231
   73,103  Smith and Nephew Plc                        347,413
    6,068  SSL International Plc                        44,635
                                                  ------------
                                                    19,807,105
                                                  ------------
           INDUSTRIAL COMPONENTS           0.28%
   70,315  Balfour Beatty Plc                          151,109
   46,330  BBA Group Plc                               230,034
                                                  ------------
                                                       381,143
                                                  ------------
           INSURANCE                       4.08%
  171,462  CGNU Plc                                  2,485,361
  350,837  Legal & General Group Plc                   877,931
  156,538  Prudential Corporation Plc                2,142,602
                                                  ------------
                                                     5,505,894
                                                  ------------
           LEISURE & TOURISM               2.89%
   25,297  Airtours Plc                                106,083
   82,779  Bass Plc                                    863,205
   49,651  Carlton Communications Plc                  370,232
  205,451  Compass Group Plc*                        1,635,697
   84,665  Hilton Group Plc                            272,311
   66,215  P&O Princess Cruises Plc*                   350,969
  114,185  Rank Group Plc                              303,028
                                                  ------------
                                                     3,901,525
                                                  ------------

                 See accompanying notes to financial statements.

FEBRUARY 28, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

  ISHARES MSCI UNITED KINGDOM INDEX FUND (CONCLUDED)

--------------------------------------------------------------------------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           COMMON STOCK - BASKET (CONTINUED)
           MACHINERY & ENGINEERING         1.15%
   82,656  GKN Plc                                $    959,679
   58,425  Smiths Group Plc                            589,865
                                                  ------------
                                                     1,549,544
                                                  ------------
           MERCHANDISING                   3.91%
   46,986  Boots Company Plc                           423,549
  157,194  Dixons Group Plc                            586,074
   78,843  Great Universal Stores Plc                  622,022
   59,819  Kingfisher Plc                              426,208
  267,894  Marks & Spencer Plc                         938,912
   89,790  Sainsbury Plc                               498,591
  469,573  Tesco Plc                                 1,777,821
                                                  ------------
                                                     5,273,177
                                                  ------------
           METALS - NON FERROUS            1.40%
  102,418  Rio Tinto Plc                             1,883,398
                                                  ------------
           METALS - STEEL                  0.18%
  230,010  Corus Group Plc                             238,855
                                                  ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   1.13%
  131,733  Bunzl Plc                                   863,543
  122,180  Pilkington Plc                              212,345
  117,547  Rexam Plc                                   448,004
                                                  ------------
                                                     1,523,892
                                                  ------------
           MULTI-INDUSTRY                  0.55%
   53,177  IMI Plc                                     205,932
   34,317  Johnson Matthey Plc                         528,611
                                                  ------------
                                                       734,543
                                                  ------------
           REAL ESTATE                     2.57%
   36,900  British Land Company Plc                    269,830
   79,376  Canary Wharf Finance Plc*                   591,596
  123,000  Great Portland Estates Plc                  496,728
  136,407  Hammerson                                   992,552
   53,341  Land Securities Plc                         670,093
   73,636  Slough Estates Plc                          441,814
                                                  ------------
                                                     3,462,613
                                                  ------------
           RECREATION, OTHER CONSUMER
             GOODS                         0.35%
   66,174  EMI Group Plc                               465,761
                                                  ------------
           TELECOMMUNICATIONS             11.66%
  559,281  British Telecommunications Plc            4,597,911
4,110,660  Vodafone Airtouch Plc                    11,131,331
                                                  ------------
                                                    15,729,242
                                                  ------------

  NO. OF
  SHARES   SECURITY                                    VALUE
  ------   --------                                    -----

           TRANSPORTATION - AIRLINES       0.27%
   63,837  British Airways Plc                    $    370,360
                                                  ------------
           TRANSPORTATION - ROAD & RAIL    0.21%
  262,523  Stagecoach Holdings Plc                     281,138
                                                  ------------
           TRANSPORTATION - SHIPPING       0.21%
   66,215  Peninsular & Oriental Steam
             Navigation Company Plc                    286,983
                                                  ------------
           UTILITIES - ELECTRICAL & GAS    4.93%
  342,924  BG Plc                                    1,315,634
  451,123  Centrica Plc                              1,529,039
   86,182  International Power Plc                     298,321
  291,961  Lattice Group Plc*                          541,108
  200,736  National Grid Group Plc                   1,696,596
  184,869  Scottish Power Plc                        1,273,190
                                                  ------------
                                                     6,653,888
                                                  ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $151,759,561)                   134,887,351
                                                  ------------
           COMMON STOCK -
             NON-BASKET                    0.00%
           BUILDING MATERIALS &
             COMPONENTS                    0.00%
       12  Blue Circle Industries Plc                       85
                                                  ------------
           BUSINESS & PUBLIC SERVICES      0.00%
3,052,368  AWG Plc - Redemption Shares**                 4,402
                                                  ------------
           HEALTH & PERSONAL CARE          0.00%
       17  GlaxoSmithKline Plc                             467
                                                  ------------
           MACHINERY & ENGINEERING         0.00%
   49,082  Smiths Group Contingent
             Rights - LOC (Cash)**                          --
    4,268  Smiths Group Contingent
             Rights - LOC (Loan Notes)**                    --
                                                  ------------
                                                            --
                                                  ------------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $4,843)                               4,954
                                                  ------------
           TOTAL INVESTMENTS
             (COST $151,764,404)+        100.00%  $134,892,305
                                         =======  ============
----------
* Non-income producing security.
**Fair valued security.
+ Aggregate cost for Federal income tax purposes is $154,061,241. The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
           Excess of value over tax cost          $  4,652,941
           Excess of tax cost over value           (23,821,877)
                                                  ------------
                                                  $(19,168,936)

                 See accompanying notes to financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

FEBRUARY 28, 2001

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)                   ISHARES, INC.
--------------------------------------------------------------------------------

                                                              ISHARES MSCI      ISHARES MSCI       ISHARES MSCI      ISHARES MSCI
                                                                AUSTRALIA          AUSTRIA            BELGIUM        BRAZIL (FREE)
                                                               INDEX FUND        INDEX FUND         INDEX FUND        INDEX FUND
                                                              ------------      ------------       ------------      ------------
ASSETS
  Investments, at value ..................................    $48,317,520       $11,851,611        $10,750,938       $15,238,713
  Cash and foreign currency (at value) ...................        103,815            19,598             13,018           383,012
  Cash collateral for securities loaned ..................      2,185,598                --            874,521                --
  Dividends receivable ...................................        169,546                --             33,463           119,173
  Interest receivable ....................................            544                41                175               272
  Receivable from investment adviser .....................             --             2,554                 --                --
  Receivable for securities sold .........................             --           590,463                 --            24,553
  Assets for in-kind redemptions .........................             --                --                 --                --
  Receivable for Fund shares sold ........................             --                --                 --                --
  Deferred organization cost .............................          1,066               780                338                --
  Prepaid expenses .......................................            447                88                110                --
                                                              -----------       -----------        -----------       -----------
      Total assets .......................................     50,778,536        12,465,135         11,672,563        15,765,723
                                                              -----------       -----------        -----------       -----------
LIABILITIES
  Payable for securities purchased .......................             --           593,141                 --                --
  Payable for Fund shares redeemed .......................             --                --                 --                --
  Liability for in-kind subscriptions                                  --                --                 --                --
  Payable for securities loaned ..........................      2,185,598                --            874,521                --
  Payable for foreign withholding tax ....................             --                --                 --                --
  Advisory fee payable ...................................          8,305                --                716             4,813
  Administration fee payable .............................          5,818             1,331              1,272             1,906
  Distribution fee payable ...............................          9,695             2,216              2,120             3,176
  Custody fee payable ....................................          9,451             3,172              2,529             5,550
  Accrued expenses .......................................         16,008             4,982              4,891             8,242
                                                              -----------       -----------        -----------       -----------
      Total liabilities ..................................      2,234,875           604,842            886,049            23,687
                                                              -----------       -----------        -----------       -----------
NET ASSETS
  Capital stock, $0.001 par value ........................          5,200             1,400                840               950
  Paid-in capital ........................................     54,853,339        14,172,890         14,192,771        19,369,990
  Accumulated net investment income/(loss) ...............        505,738           (37,374)          (196,829)          202,156
  Accumulated net realized gain/(loss) on investments ....     (3,268,599)       (1,758,868)        (1,755,038)         (788,998)
  Net unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........     (3,552,017)         (517,755)        (1,455,230)       (3,042,062)
                                                              -----------       -----------        -----------       -----------
  Net Assets .............................................    $48,543,661       $11,860,293        $10,786,514       $15,742,036
                                                              ===========       ===========        ===========       ===========
  Shares of common stock issued and outstanding ..........      5,200,030         1,400,030            840,030           950,000
                                                              ===========       ===========        ===========       ===========
  Net Asset Value Per Share ..............................    $      9.34       $      8.47        $     12.84       $     16.57
                                                              ===========       ===========        ===========       ===========



                                                             ISHARES MSCI       ISHARES MSCI      ISHARES MSCI      ISHARES MSCI
                                                                CANADA               EMU             FRANCE            GERMANY
                                                              INDEX FUND         INDEX FUND        INDEX FUND        INDEX FUND
                                                             ------------       ------------      ------------      -------------

ASSETS
  Investments, at value ..................................    $19,096,081        $52,986,484       $74,525,881       $160,747,825
  Cash and foreign currency (at value) ...................         60,766             48,271           158,576            570,475
  Cash collateral for securities loaned ..................             --                 --         3,207,173         56,156,441
  Dividends receivable ...................................         12,677             64,574           152,765            276,603
  Interest receivable ....................................             78                117             1,690              9,439
  Receivable from investment adviser .....................             --                 --                --                 --
  Receivable for securities sold .........................             --                 --                --                 --
  Assets for in-kind redemptions .........................             --                 --                --                 --
  Receivable for Fund shares sold ........................             --                 --                --                 --
  Deferred organization cost .............................            736                 --             2,025              1,923
  Prepaid expenses .......................................            182                165               747              1,207
                                                              -----------        -----------       -----------       ------------
      Total assets .......................................     19,170,520         53,099,611        78,048,857        217,763,913
                                                              -----------        -----------       -----------       ------------
LIABILITIES
  Payable for securities purchased .......................             --                 --                --                 --
  Payable for Fund shares redeemed .......................             --                 --                --                 --
  Liability for in-kind subscriptions ....................             --                 --                --                 --
  Payable for securities loaned ..........................             --                 --         3,207,173         56,156,441
  Payable for foreign withholding tax ....................             --                 --                --                 --
  Advisory fee payable ...................................            481             13,816            10,820             29,154
  Administration fee payable .............................          2,030              6,376             9,073             18,857
  Distribution fee payable ...............................          3,382             10,627            15,118             31,427
  Custody fee payable ....................................          7,182             20,346             9,945             13,050
  Accrued expenses .......................................          9,240             20,120            26,491             54,137
                                                              -----------        -----------       -----------       ------------
      Total liabilities ..................................         22,315             71,285         3,278,620         56,303,066
                                                              -----------        -----------       -----------       ------------
NET ASSETS
  Capital stock, $0.001 par value ........................          1,600                800             3,401              8,701
  Paid-in capital ........................................     22,709,789         61,714,097        72,286,749        192,218,751
  Accumulated net investment income/(loss) ...............        (23,310)           (95,619)         (413,893)          (172,068)
  Accumulated net realized gain/(loss) on investments ....       (344,961)          (128,269)        1,952,376         (3,181,857)
  Net unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........     (3,194,913)        (8,462,683)          941,604        (27,412,680)
                                                              -----------        -----------       -----------       ------------
  Net Assets .............................................    $19,148,205        $53,028,326       $74,770,237       $161,460,847
                                                              ===========        ===========       ===========       ============
  Shares of common stock issued and outstanding ..........      1,600,030            800,000         3,401,000          8,701,000
                                                              ===========        ===========       ===========       ============
  Net Asset Value Per Share ..............................    $     11.97        $     66.29       $     21.98       $      18.56
                                                              ===========        ===========       ===========       ============



                                                             ISHARES MSCI       ISHARES MSCI      ISHARES MSCI
                                                               HONG KONG            ITALY             JAPAN
                                                              INDEX FUND         INDEX FUND        INDEX FUND
                                                             ------------       ------------      ------------

ASSETS
  Investments, at value ..................................    $67,805,321        $40,189,668      $572,278,953
  Cash and foreign currency (at value) ...................        528,469             24,356           712,537
  Cash collateral for securities loaned ..................      6,990,673         12,698,982        61,076,004
  Dividends receivable ...................................             --                 --           186,461
  Interest receivable ....................................          1,771              5,019            10,991
  Receivable from investment adviser .....................             --                 --                --
  Receivable for securities sold .........................             --            385,513                --
  Assets for in-kind redemptions .........................             --                 --                --
  Receivable for Fund shares sold ........................             --                 --                --
  Deferred organization cost .............................            534              1,021             4,249
  Prepaid expenses .......................................            482                377             5,120
                                                              -----------        -----------      ------------
      Total assets .......................................     75,327,250         53,304,936       634,274,315
                                                              -----------        -----------      ------------
LIABILITIES
  Payable for securities purchased .......................             --            244,671                --
  Payable for Fund shares redeemed .......................             --                 --                --
  Liability for in-kind subscriptions ....................             --                 --                --
  Payable for securities loaned ..........................      6,990,673         12,698,982        61,076,004
  Payable for foreign withholding tax ....................             --                 --                --
  Advisory fee payable ...................................         10,742              9,342           108,651
  Administration fee payable .............................          7,962              5,459            65,781
  Distribution fee payable ...............................         13,271              9,098           109,664
  Custody fee payable ....................................          9,423              8,744            59,166
  Accrued expenses .......................................         24,946             15,548           199,895
                                                              -----------        -----------      ------------
      Total liabilities ..................................      7,057,017         12,991,844        61,619,161
                                                              -----------        -----------      ------------
NET ASSETS
  Capital stock, $0.001 par value ........................          5,701              1,950            54,601
  Paid-in capital ........................................     63,125,329         39,814,295       666,594,503
  Accumulated net investment income/(loss) ...............        (29,238)          (212,564)       (4,191,899)
  Accumulated net realized gain/(loss) on investments ....     (5,015,249)         1,113,465        (1,151,910)
  Net unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........     10,183,690           (404,054)      (88,650,141)
                                                              -----------        -----------      ------------
  Net Assets .............................................    $68,270,233        $40,313,092      $572,655,154
                                                              ===========        ===========      ============
  Shares of common stock issued and outstanding ..........      5,701,000          1,950,030        54,601,000
                                                              ===========        ===========      ============
  Net Asset Value Per Share ..............................    $     11.98        $     20.67      $      10.49
                                                              ===========        ===========      ============


                 See accompanying notes to financial statements.

                                    60 and 61

FEBRUARY 28, 2001

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (concluded)       ISHARES, INC.
--------------------------------------------------------------------------------

                                                              ISHARES MSCI      ISHARES MSCI       ISHARES MSCI      ISHARES MSCI
                                                             MALAYSIA (FREE)    MEXICO (FREE)       NETHERLANDS    SINGAPORE (FREE)
                                                               INDEX FUND        INDEX FUND         INDEX FUND        INDEX FUND
                                                             --------------     -------------      ------------    ----------------
ASSETS
  Investments, at value ..................................   $ 93,814,229       $32,660,986        $35,541,375       $64,444,857
  Cash and foreign currency (at value) ...................        384,745           109,059             37,250           463,917
  Cash collateral for securities loaned ..................             --         5,651,719                 --         1,425,000
  Dividends receivable ...................................         52,540               314              7,020            16,748
  Interest receivable ....................................            980             2,124                 55             1,437
  Receivable from investment adviser .....................             --                --                 --                --
  Receivable for securities sold .........................             --                --                 --                --
  Assets for in-kind redemptions .........................             --                --                 --                --
  Receivable for Fund shares sold ........................             --                --                 --                --
  Deferred organization cost .............................            570               577                482               683
  Prepaid expenses .......................................            649               363                368               553
                                                             ------------       -----------        -----------       -----------
      Total assets .......................................     94,253,713        38,425,142         35,586,550        66,353,195
                                                             ------------       -----------        -----------       -----------
LIABILITIES
  Payable for securities purchased .......................             --                --                 --                --
  Payable for Fund shares redeemed .......................             --                --                 --                --
  Liability for in-kind subscriptions ....................             --                --                 --                --
  Payable for securities loaned ..........................             --         5,651,719                 --         1,425,000
  Payable for foreign withholding tax ....................             --                --                 --                --
  Advisory fee payable ...................................         14,348             1,927              5,417             8,684
  Administration fee payable .............................         10,985             4,056              4,202             7,572
  Distribution fee payable ...............................         18,302             6,757              7,001            12,619
  Custody fee payable ....................................         16,299            12,726              5,510             8,383
  Accrued expenses .......................................         35,462            12,418             14,547            25,762
                                                             ------------       -----------        -----------       -----------
      Total liabilities ..................................         95,396         5,689,603             36,677         1,488,020
                                                             ------------       -----------        -----------       -----------
NET ASSETS
  Capital stock, $0.001 par value ........................         17,700             2,300              1,651             9,900
  Paid-in capital ........................................     91,688,328        34,352,946         38,190,728        67,749,885
  Accumulated net investment income/(loss) ...............        142,264            12,394            (12,341)         (454,297)
  Accumulated net realized gain/(loss) on investments ....    (11,777,941)          133,216           (651,450)        1,580,688
  Net unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........     14,087,966        (1,765,317)        (1,978,715)       (4,021,001)
                                                             ------------       -----------        -----------       -----------
  Net Assets .............................................   $ 94,158,317       $32,735,539        $35,549,873       $64,865,175
                                                             ============       ===========        ===========       ===========
  Shares of common stock issued and outstanding ..........     17,700,030         2,300,030          1,651,000         9,900,030
                                                             ============       ===========        ===========       ===========
  Net Asset Value Per Share ..............................   $       5.32       $     14.23        $     21.53       $      6.55
                                                             ============       ===========        ===========       ===========



                                                             ISHARES MSCI       ISHARES MSCI      ISHARES MSCI      ISHARES MSCI
                                                              SOUTH KOREA           SPAIN            SWEDEN          SWITZERLAND
                                                              INDEX FUND         INDEX FUND        INDEX FUND        INDEX FUND
                                                             ------------       ------------      ------------      ------------
ASSETS
  Investments, at value ..................................   $19,048,313        $31,176,896        $16,421,450       $40,521,628
  Cash and foreign currency (at value) ...................        25,791            130,481             79,397             7,824
  Cash collateral for securities loaned ..................            --          2,760,500          1,990,027                --
  Dividends receivable ...................................         9,817             77,810                 --           181,364
  Interest receivable ....................................            97              1,125                576                22
  Receivable from investment adviser .....................            --                 --                 --                --
  Receivable for securities sold .........................            --          1,432,066                 --           204,023
  Assets for in-kind redemptions .........................            --          3,667,834                 --         5,737,066
  Receivable for Fund shares sold ........................            --                 --                 --                --
  Deferred organization cost .............................            --                843                549             1,297
  Prepaid expenses .......................................            --                320                142               422
                                                             -----------        -----------        -----------       -----------
      Total assets .......................................    19,084,018         39,247,875         18,492,141        46,653,646
                                                             -----------        -----------        -----------       -----------
LIABILITIES
  Payable for securities purchased .......................            --          1,515,820                 --           120,022
  Payable for Fund shares redeemed .......................            --          3,675,052                 --         5,751,598
  Liability for in-kind subscriptions ....................            --                 --                 --                --
  Payable for securities loaned ..........................            --          2,760,500          1,990,027                --
  Payable for foreign withholding tax ....................         3,190                 --                 --                --
  Advisory fee payable ...................................         4,703              4,809              1,215             7,757
  Administration fee payable .............................         2,285              4,209              2,073             5,468
  Distribution fee payable ...............................         3,809              7,015              3,455             9,113
  Custody fee payable ....................................         4,904             10,507              8,715             6,702
  Accrued expenses .......................................        18,835             12,030              7,931            14,756
                                                             -----------        -----------        -----------       -----------
      Total liabilities ..................................        37,726          7,989,942          2,013,416         5,915,416
                                                             -----------        -----------        -----------       -----------
NET ASSETS
  Capital stock, $0.001 par value ........................         1,350              1,275                975             2,626
  Paid-in capital ........................................    22,795,897         33,543,120         22,539,076        41,615,175
  Accumulated net investment income/(loss) ...............       (85,115)            72,495            (83,041)         (130,554)
  Accumulated net realized gain/(loss) on investments ....      (932,192)          (439,219)        (1,967,616)         (879,155)
  Net unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........    (2,733,648)        (1,919,738)        (4,010,669)          130,138
                                                             -----------        -----------        -----------       -----------
  Net Assets .............................................   $19,046,292        $31,257,933        $16,478,725       $40,738,230
                                                             ===========        ===========        ===========       ===========
  Shares of common stock issued and outstanding ..........     1,350,000          1,275,030            975,030         2,626,000
                                                             ===========        ===========        ===========       ===========
  Net Asset Value Per Share ..............................   $     14.11        $     24.52        $     16.90       $     15.51
                                                             ===========        ===========        ===========       ===========




                                                             ISHARES MSCI       ISHARES MSCI
                                                                TAIWAN         UNITED KINGDOM
                                                              INDEX FUND         INDEX FUND
                                                             ------------      --------------
ASSETS
  Investments, at value ..................................   $103,808,181       $134,892,305
  Cash and foreign currency (at value) ...................        127,996            297,414
  Cash collateral for securities loaned ..................             --                 --
  Dividends receivable ...................................             --            648,080
  Interest receivable ....................................             --                259
  Receivable from investment adviser .....................             --                 --
  Receivable for securities sold .........................             --          1,899,261
  Assets for in-kind redemptions .........................             --                 --
  Receivable for Fund shares sold ........................             --                 --
  Deferred organization cost .............................             --              1,224
  Prepaid expenses .......................................            406              1,546
                                                             ------------       ------------
      Total assets .......................................    103,936,583        137,740,089
                                                             ------------       ------------
LIABILITIES
  Payable for securities purchased .......................             --          1,895,190
  Payable for Fund shares redeemed .......................             --                 --
  Liability for in-kind subscriptions ....................             --                 --
  Payable for securities loaned ..........................             --                 --
  Payable for foreign withholding tax ....................          2,153                 --
  Advisory fee payable ...................................         21,700             31,642
  Administration fee payable .............................         12,346             16,202
  Distribution fee payable ...............................         20,577             26,995
  Custody fee payable ....................................         50,090             30,869
  Accrued expenses .......................................         54,540             51,704
                                                             ------------       ------------
      Total liabilities ..................................        161,406          2,052,602
                                                             ------------       ------------
NET ASSETS
  Capital stock, $0.001 par value ........................          8,500              8,201
  Paid-in capital ........................................    127,311,649        159,547,597
  Accumulated net investment income/(loss) ...............       (317,880)           580,001
  Accumulated net realized gain/(loss) on investments ....     (2,146,174)        (7,568,882)
  Net unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........    (21,080,918)       (16,879,430)
                                                             ------------       ------------
  Net Assets .............................................   $103,775,177       $135,687,487
                                                             ============       ============
  Shares of common stock issued and outstanding ..........      8,500,000          8,201,000
                                                             ============       ============
  Net Asset Value Per Share ..............................   $      12.21       $      16.55
                                                             ============       ============


                 See accompanying notes to financial statements.

                                    62 and 63

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

STATEMENTS OF OPERATIONS (Unaudited)                               ISHARES, INC.
--------------------------------------------------------------------------------

                                                              ISHARES MSCI      ISHARES MSCI       ISHARES MSCI      ISHARES MSCI
                                                                AUSTRALIA          AUSTRIA            BELGIUM        BRAZIL (FREE)
                                                               INDEX FUND        INDEX FUND         INDEX FUND        INDEX FUND
                                                              ------------      ------------       ------------      -------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...........    $ 1,011,445        $       --          $  13,177       $   294,521
  Interest ...............................................         13,541               866              1,935                --
                                                              -----------        ----------          ---------       -----------
    Total investment income ..............................      1,024,986               866             15,112           294,521
                                                              -----------        ----------          ---------       -----------
EXPENSES:
  Advisory fees ..........................................         62,650                --              6,075            17,840
  Administration fees ....................................         42,271             7,886              8,788            12,022
  Distribution fees ......................................         70,452            13,143             14,647            20,037
  Custodian fees and expenses ............................         16,720             6,434              4,985            21,080
  Transfer agent fees ....................................          5,297             4,204              4,440             5,089
  Directors' fees ........................................          3,564               662                702             1,012
  Legal fees .............................................          8,354             1,589              1,671             3,592
  Audit fees .............................................          2,897               602                446               769
  Federal and state registration fees ....................             --                94                 --                --
  Amortization of deferred organization costs ............         17,812            13,246              5,787                --
  Insurance ..............................................          1,319               185                205               388
  Printing ...............................................          1,744               346                253               378
  Licensing fees .........................................          2,975               521                625               843
  Amex listing fee .......................................            286                76                 88                34
  Miscellaneous expenses .................................            378               943                507             1,562
                                                              -----------        ----------          ---------       -----------
    Total expenses .......................................        236,719            49,931             49,219            84,646
    Less reimbursements from investment adviser ..........             --            (5,771)                --            (5,298)
                                                              -----------        ----------          ---------       -----------
    Net expenses .........................................        236,719            44,160             49,219            79,348
                                                              -----------        ----------          ---------       -----------
  Net investment income/(loss) ...........................        788,267           (43,294)           (34,107)          215,173
                                                              -----------        ----------          ---------       -----------
NET REALIZED AND  UNREALIZED  GAIN/(LOSS) ON
  INVESTMENTS  AND FOREIGN  CURRENCY
  RELATED   TRANSACTIONS   AND  TRANSLATION  OF
  OTHER  ASSETS  AND  LIABILITIES
  DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ................         46,846          (300,863)           (68,164)          (26,470)
  Net realized gain/(loss) on investments on
    in-kind redemptions ..................................        432,349                --           (522,188)               --
  Net realized gain/(loss) on foreign currency
    related transactions .................................        (91,632)           (2,629)            (5,584)          (34,228)
                                                              -----------        ----------          ---------       -----------
                                                                  387,563          (303,492)          (595,936)          (60,698)
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........     (4,333,949)        1,466,418            155,075        (2,690,867)
                                                              -----------        ----------          ---------       -----------
  Net realized and unrealized  gain/(loss) on investments
    and foreign currency related  transactions  and
    translation  of  other  assets  and  liabilities
    denominated in foreign currencies ....................     (3,946,386)        1,162,926           (440,861)       (2,751,565)
                                                              -----------        ----------          ---------       -----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................    $(3,158,119)       $1,119,632          $(474,968)      $(2,536,392)
                                                              ===========        ==========          =========       ===========




                                                              ISHARES MSCI       ISHARES MSCI      ISHARES MSCI      ISHARES MSCI
                                                                 CANADA               EMU             FRANCE            GERMANY
                                                               INDEX FUND         INDEX FUND        INDEX FUND        INDEX FUND
                                                              ------------       ------------      ------------      ------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...........     $    92,569        $    85,560      $     14,401      $    440,497
  Interest ...............................................           1,899              3,892            20,663            27,752
                                                               -----------        -----------      ------------      ------------
    Total investment income ..............................          94,468             89,452            35,064           468,249
                                                               -----------        -----------      ------------      ------------
EXPENSES:
  Advisory fees ..........................................           8,419             50,444            91,723           197,865
  Administration fees ....................................          13,995             32,568            65,240           116,959
  Distribution fees ......................................          23,326             54,280           108,734           194,931
  Custodian fees and expenses ............................           5,766             12,786            23,042            34,374
  Transfer agent fees ....................................           4,814              5,560             6,607             9,917
  Directors' fees ........................................           1,153              2,761             5,440             9,558
  Legal fees .............................................           2,625              7,658            12,956            23,645
  Audit fees .............................................             669              2,658             4,643             8,136
  Federal and state registration fees ....................             699              3,343                --             4,277
  Amortization of deferred organization costs ............          12,583                 --            34,535            32,810
  Insurance ..............................................             248                225             2,153             4,306
  Printing ...............................................             359              1,539             2,694             5,145
  Licensing fees .........................................           1,051              1,974             4,561             7,503
  Amex listing fee .......................................              78                242               308               566
  Miscellaneous expenses .................................           2,588              6,341             2,710             4,976
                                                               -----------        -----------      ------------      ------------
    Total expenses                                                  78,373            182,379           365,346           654,968
    Less reimbursements from investment adviser                         --                 --                --                --
                                                               -----------        -----------      ------------      ------------
    Net expenses .........................................          78,373            182,379           365,346           654,968
                                                               -----------        -----------      ------------      ------------
  Net investment income/(loss) ...........................          16,095            (92,927)         (330,282)         (186,719)
                                                               -----------        -----------      ------------      ------------
NET REALIZED AND  UNREALIZED  GAIN/(LOSS) ON
  INVESTMENTS  AND FOREIGN  CURRENCY
  RELATED   TRANSACTIONS   AND  TRANSLATION  OF
  OTHER  ASSETS  AND  LIABILITIES
  DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ................         334,366           (126,947)          346,740          (311,790)
  Net realized gain/(loss) on investments on
    in-kind redemptions ..................................              --                 --         1,682,162                --
  Net realized gain/(loss) on foreign currency
    related transactions .................................          (2,940)              (763)           15,134           (12,356)
                                                               -----------        -----------      ------------      ------------
                                                                   331,426           (127,710)        2,044,036          (324,146)
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........      (6,462,177)        (6,392,952)      (17,315,455)      (14,750,462)
                                                               -----------        -----------      ------------      ------------
  Net realized and unrealized  gain/(loss) on investments
    and foreign currency related  transactions  and
    translation  of  other  assets  and  liabilities
    denominated in foreign currencies ....................      (6,130,751)        (6,520,662)      (15,271,419)      (15,074,608)
                                                               -----------        -----------      ------------      ------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................     $(6,114,656)       $(6,613,589)     $(15,601,701)     $(15,261,327)
                                                               ===========        ===========      ============      ============




                                                            ISHARES MSCI       ISHARES MSCI      ISHARES MSCI
                                                              HONG KONG            ITALY             JAPAN
                                                             INDEX FUND         INDEX FUND        INDEX FUND
                                                            ------------       ------------      ------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...........    $   633,750       $     8,571     $   2,076,176
  Interest ...............................................         12,031            22,336            62,521
                                                              -----------       -----------     -------------
    Total investment income ..............................        645,781            30,907         2,138,697
                                                              -----------       -----------     -------------
EXPENSES:
  Advisory fees ..........................................         82,619            50,499         1,010,946
  Administration fees ....................................         52,220            37,859           505,172
  Distribution fees ......................................         87,033            63,099           841,954
  Custodian fees and expenses ............................         19,305            13,545            91,033
  Transfer agent fees ....................................         10,973             5,250            29,061
  Directors' fees ........................................          6,690             3,162            42,282
  Legal fees .............................................         10,102             7,764            97,906
  Audit fees .............................................          3,072             2,996            39,161
  Federal and state registration fees ....................            918             1,119                --
  Amortization of deferred organization costs ............          9,146            17,391            72,402
  Insurance ..............................................          2,097             1,569            22,141
  Printing ...............................................          1,718             1,910            20,061
  Licensing fees .........................................          3,608             2,456            37,728
  Amex listing fee .......................................            234               338             2,271
  Miscellaneous expenses .................................          2,697             3,055            16,848
                                                              -----------       -----------     -------------
    Total expenses                                                292,432           212,012         2,828,966
    Less reimbursements from investment adviser ..........             --                --                --
                                                              -----------       -----------     -------------
    Net expenses .........................................        292,432           212,012         2,828,966
                                                              -----------       -----------     -------------
  Net investment income/(loss) ...........................        353,349          (181,105)         (690,269)
                                                              -----------       -----------     -------------
NET REALIZED AND  UNREALIZED  GAIN/(LOSS) ON
  INVESTMENTS  AND FOREIGN  CURRENCY
  RELATED   TRANSACTIONS   AND  TRANSLATION  OF
  OTHER  ASSETS  AND  LIABILITIES
  DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ................        129,170            82,059        (1,433,855)
  Net realized gain/(loss) on investments on
    in-kind redemptions ..................................        846,751         1,196,375         2,282,923
  Net realized gain/(loss) on foreign currency
    related transactions .................................            137             5,569          (180,526)
                                                              -----------       -----------     -------------
                                                                  976,058         1,284,003           668,542
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........     (8,582,318)       (4,147,416)     (193,669,841)
                                                              -----------       -----------     -------------
  Net realized and unrealized  gain/(loss) on investments
    and foreign currency related  transactions  and
    translation  of  other  assets  and  liabilities
    denominated in foreign currencies ....................     (7,606,260)       (2,863,413)     (193,001,299)
                                                              -----------       -----------     -------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................    $(7,252,911)      $(3,044,518)    $(193,691,568)
                                                              ===========       ===========     =============


                 See accompanying notes to financial statements.

                                    64 and 65

FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001

STATEMENTS OF OPERATIONS (Unaudited) (concluded)                  ISHARES, INC.
-------------------------------------------------------------------------------

                                                              ISHARES MSCI      ISHARES MSCI       ISHARES MSCI      ISHARES MSCI
                                                             MALAYSIA (FREE)    MEXICO (FREE)       NETHERLANDS    SINGAPORE (FREE)
                                                               INDEX FUND        INDEX FUND         INDEX FUND        INDEX FUND
                                                             ---------------    ------------       ------------    ----------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...........   $    777,574       $   229,593        $   131,086      $    408,230
  Interest ...............................................         10,555            19,916              2,961             8,315
                                                             ------------       -----------        -----------      ------------
    Total investment income ..............................        788,129           249,509            134,047           416,545
                                                             ------------       -----------        -----------      ------------
EXPENSES:
  Advisory fees ..........................................         97,441            17,436             36,302            87,824
  Administration fees ....................................         69,099            26,746             26,798            54,576
  Distribution fees ......................................        115,165            44,576             44,661            90,959
  Custodian fees and expenses ............................         38,051            30,721              9,846            18,272
  Transfer agent fees ....................................          9,658             5,943              4,770            12,680
  Directors' fees ........................................          5,773             2,297              2,334             4,431
  Legal fees .............................................         19,059             5,323              5,803            10,123
  Audit fees .............................................          4,862             1,949              3,156             1,966
  Federal and state registration fees ....................          2,419                --              2,355             2,360
  Amortization of deferred organization costs ............          9,692             9,792              8,201            11,640
  Insurance ..............................................          3,133               481                347             2,497
  Printing ...............................................          3,326             1,169              1,752             1,317
  Licensing fees .........................................          4,634             1,886              1,660             4,041
  Amex listing fee .......................................            403               179                223               146
  Miscellaneous expenses .................................          4,239             1,278              1,854             2,791
                                                             ------------       -----------        -----------      ------------
    Total expenses                                                386,954           149,776            150,062           305,623
    Less reimbursements from investment adviser ..........             --                --                 --                --
                                                             ------------       -----------        -----------      ------------
    Net expenses .........................................        386,954           149,776            150,062           305,623
                                                             ------------       -----------        -----------      ------------
  Net investment income/(loss) ...........................        401,175            99,733            (16,015)          110,922
                                                             ------------       -----------        -----------      ------------
NET REALIZED AND  UNREALIZED  GAIN/(LOSS) ON
  INVESTMENTS  AND FOREIGN  CURRENCY
  RELATED   TRANSACTIONS   AND  TRANSLATION
  OF  OTHER  ASSETS  AND  LIABILITIES
  DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ................     (1,043,883)          184,209           (352,109)          510,770
  Net realized gain/(loss) on investments on
    in-kind redemptions ..................................             --            83,610              7,830         2,510,598
  Net realized gain/(loss) on foreign currency
    related transactions .................................           (836)          (20,637)           (21,559)          (10,145)
                                                             ------------       -----------        -----------      ------------
                                                               (1,044,719)          247,182           (365,838)        3,011,223
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........     (9,983,897)       (6,356,173)        (2,446,086)      (13,623,435)
                                                             ------------       -----------        -----------      ------------
  Net realized and unrealized  gain/(loss) on
    investments  and foreign  currency
    related  transactions  and  translation
    of  other  assets  and  liabilities
    denominated in foreign currencies ....................    (11,028,616)       (6,108,991)        (2,811,924)      (10,612,212)
                                                             ------------       -----------        -----------      ------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $(10,627,441)      $(6,009,258)       $(2,827,939)     $(10,501,290)
                                                             ============       ===========        ===========      ============




                                                            ISHARES MSCI       ISHARES MSCI      ISHARES MSCI      ISHARES MSCI
                                                             SOUTH KOREA           SPAIN            SWEDEN          SWITZERLAND
                                                             INDEX FUND         INDEX FUND        INDEX FUND        INDEX FUND
                                                            -------------      ------------      ------------      ------------

INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...........   $     6,463          $ 282,111       $        --         $  51,783
  Interest ...............................................         1,553             12,156             4,591             2,506
                                                             -----------          ---------       -----------         ---------
    Total investment income ..............................         8,016            294,267             4,591            54,289
                                                             -----------          ---------       -----------         ---------
EXPENSES:
  Advisory fees ..........................................        19,037             39,249            13,596            39,202
  Administration fees ....................................        11,126             29,199            15,618            34,705
  Distribution fees ......................................        18,543             48,664            26,029            57,842
  Custodian fees and expenses ............................        13,121             11,138            10,126            15,393
  Transfer agent fees ....................................         5,442              5,403             4,526             4,956
  Directors' fees ........................................         1,049              2,457             1,250             2,987
  Legal fees .............................................        11,863              5,750             2,886             7,386
  Audit fees .............................................         1,307              2,308               322             3,318
  Federal and state registration fees ....................         1,610                 --                --                --
  Amortization of deferred organization costs ............            --             14,379             9,361            22,102
  Insurance ..............................................           942                980               750               733
  Printing ...............................................           854              1,166               350             2,015
  Licensing fees .........................................           579              2,050             1,073             2,176
  Amex listing fee .......................................           112                141                46               267
  Miscellaneous expenses .................................           397                628             1,525             1,198
                                                             -----------          ---------       -----------         ---------
    Total expenses                                                85,982            163,512            87,458           194,280
    Less reimbursements from investment adviser ..........       (12,550)                --                --                --
                                                             -----------          ---------       -----------         ---------
    Net expenses .........................................        73,432            163,512            87,458           194,280
                                                             -----------          ---------       -----------         ---------
  Net investment income/(loss) ...........................       (65,416)           130,755           (82,867)         (139,991)
                                                             -----------          ---------       -----------         ---------
NET REALIZED AND  UNREALIZED  GAIN/(LOSS) ON
  INVESTMENTS  AND FOREIGN  CURRENCY
  RELATED   TRANSACTIONS   AND  TRANSLATION
  OF  OTHER  ASSETS  AND  LIABILITIES
  DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ................      (103,339)          (590,422)       (1,215,314)         (288,662)
  Net realized gain/(loss) on investments on
    in-kind redemptions ..................................            --            631,004          (584,374)         (266,892)
  Net realized gain/(loss) on foreign currency
    related transactions .................................        (4,857)           (21,641)          (29,715)            8,797
                                                             -----------          ---------       -----------         ---------
                                                                (108,196)            18,941        (1,829,403)         (546,757)
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........    (2,054,549)           520,489        (5,290,099)          870,462
                                                             -----------          ---------       -----------         ---------
  Net realized and unrealized  gain/(loss) on
    investments  and foreign  currency
    related  transactions  and  translation
    of  other  assets  and  liabilities
    denominated in foreign currencies ....................    (2,162,745)           539,430        (7,119,502)          323,705
                                                             -----------          ---------       -----------         ---------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................   $(2,228,161)         $ 670,185       $(7,202,369)        $ 183,714
                                                             ===========          =========       ===========         =========




                                                           ISHARES MSCI       ISHARES MSCI
                                                              TAIWAN         UNITED KINGDOM
                                                            INDEX FUND         INDEX FUND
                                                           ------------      --------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ...........  $     25,925      $  1,464,080
  Interest ...............................................        23,177            14,861
                                                            ------------      ------------
    Total investment income ..............................        49,102         1,478,941
                                                            ------------      ------------
EXPENSES:
  Advisory fees ..........................................        63,266           226,854
  Administration fees ....................................        54,836           116,942
  Distribution fees ......................................        91,393           194,902
  Custodian fees and expenses ............................        82,505            17,471
  Transfer agent fees ....................................         5,183             5,958
  Directors' fees ........................................         4,475             9,727
  Legal fees .............................................        22,737            24,472
  Audit fees .............................................         9,264            13,084
  Federal and state registration fees ....................        18,689                --
  Amortization of deferred organization costs ............            --            20,866
  Insurance ..............................................         1,116             2,045
  Printing ...............................................         4,529             7,125
  Licensing fees .........................................         2,797             7,634
  Amex listing fee .......................................           587               910
  Miscellaneous expenses .................................         2,544             6,882
                                                            ------------      ------------
    Total expenses                                               363,921           654,872
    Less reimbursements from investment adviser ..........        (2,003)             --
                                                            ------------      ------------
    Net expenses .........................................       361,918           654,872
                                                            ------------      ------------
  Net investment income/(loss) ...........................      (312,816)          824,069
                                                            ------------      ------------
NET REALIZED AND  UNREALIZED  GAIN/(LOSS) ON
  INVESTMENTS  AND FOREIGN  CURRENCY
  RELATED   TRANSACTIONS   AND  TRANSLATION
  OF  OTHER  ASSETS  AND  LIABILITIES
  DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ................      (749,206)       (2,371,337)
  Net realized gain/(loss) on investments on
    in-kind redemptions ..................................            --        (3,384,186)
  Net realized gain/(loss) on foreign currency
    related transactions .................................        (4,435)           (8,464)
                                                            ------------      ------------
                                                                (753,641)       (5,763,987)
  Net change in unrealized appreciation/(depreciation) on
    investments and translation of other assets and
    liabilities denominated in foreign currencies ........   (17,191,706)       (8,697,398)
                                                            ------------      ------------
  Net realized and unrealized  gain/(loss) on
    investments  and foreign  currency
    related  transactions  and  translation
    of  other  assets  and  liabilities
    denominated in foreign currencies ....................   (17,945,347)      (14,461,385)
                                                            ------------      ------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ......................................  $(18,258,163)     $(13,637,316)
                                                            ============      ============

                 See accompanying notes to financial statements.

                                    66 and 67

STATEMENTS OF CHANGES IN NET ASSETS                                ISHARES, INC.
--------------------------------------------------------------------------------


                                                      ISHARES MSCI                 ISHARES MSCI                 ISHARES MSCI
                                                        AUSTRALIA                     AUSTRIA                      BELGIUM
                                                       INDEX FUND                   INDEX FUND                   INDEX FUND
                                               ------------------------     ------------------------     --------------------------
                                                 For the                      For the                       For the
                                               six months       For the     six months       For the      six months      For the
                                                  ended          year          ended          year           ended         year
                                                02/28/01         ended       02/28/01         ended        02/28/01        ended
                                               (Unaudited)     08/31/00     (Unaudited)     08/31/00      (Unaudited)    08/31/00
                                               -----------   -----------    -----------   -----------    -----------    -----------
OPERATIONS:
  Net investment income/(loss) ..............  $   788,267   $ 1,359,481    $   (43,294)  $    56,386    $   (34,107)   $   173,772
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...      387,563    (2,240,018)      (303,492)   (1,051,556)      (595,936)      (472,104)
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......   (4,333,949)    2,071,775      1,466,418    (1,077,240)       155,075     (1,751,697)
                                               -----------   -----------    -----------   -----------    -----------    -----------
   Net increase/(decrease) in net assets
    resulting from operations ...............   (3,158,119)    1,191,238      1,119,632    (2,072,410)      (474,968)    (2,050,029)
                                               -----------   -----------    -----------   -----------    -----------    -----------
DISTRIBUTIONS:
  Net investment income .....................     (198,401)   (1,359,481)            --       (56,386)       (31,681)      (173,772)
  In excess of net investment income ........           --       (25,516)            --        (6,475)            --       (185,439)
  Net realized gains ........................           --            --             --            --             --             --
  In excess of net realized gains ...........           --            --             --            --             --             --
  Return of capital .........................           --      (156,130)            --            --             --             --
                                               -----------   -----------    -----------   -----------    -----------    -----------
  Net decrease in net assets from
    distributions ...........................     (198,401)   (1,541,127)            --       (62,861)       (31,681)      (359,211)
                                               -----------   -----------    -----------   -----------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........    3,891,907    12,114,567             --     2,349,160             --      2,142,828
  Cost of shares redeemed ...................  (13,566,216)   (4,147,344)            --    (2,249,507)    (1,936,534)            --
                                               -----------   -----------    -----------   -----------    -----------    -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions .   (9,674,309)    7,967,223             --        99,653     (1,936,534)     2,142,828
                                               -----------   -----------    -----------   -----------    -----------    -----------
  Total increase/(decrease) in net assets ...  (13,030,829)    7,617,334      1,119,632    (2,035,618)    (2,443,183)      (266,412)
NET ASSETS:
  Beginning of period .......................   61,574,490    53,957,156     10,740,661    12,776,279     13,229,697     13,496,109
                                               -----------   -----------    -----------   -----------    -----------    -----------
  End of period .............................  $48,543,661   $61,574,490    $11,860,293   $10,740,661    $10,786,514    $13,229,697
                                               ===========   ===========    ===========   ===========    ===========    ===========
Capital Share Transactions:
  Shares sold ...............................      400,000     1,200,000             --       300,000             --        160,000
  Shares redeemed ...........................   (1,400,000)     (400,000)            --      (300,000)      (160,000)            --
                                               -----------   -----------    -----------   -----------    -----------    -----------
  Net increase/(decrease) in shares .........   (1,000,000)      800,000             --            --       (160,000)       160,000
                                               ===========   ===========    ===========   ===========    ===========    ===========



                                                        ISHARES MSCI                 ISHARES MSCI
                                                        BRAZIL (FREE)                   CANADA
                                                         INDEX FUND                   INDEX FUND
                                                --------------------------     ------------------------
                                                   For the                       For the
                                                 six months       For the      six months       For the
                                                    ended         period          ended          year
                                                  02/28/01      07/11/00*-      02/28/01         ended
                                                 (Unaudited)     08/31/00      (Unaudited)     08/31/00
                                                -----------    ------------    -----------   -----------
OPERATIONS:
  Net investment income/(loss) ..............   $   215,173    $     25,270    $    16,095   $   573,834
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...       (60,698)       (416,132)       331,426     4,490,275
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......    (2,690,867)       (351,195)    (6,462,177)    2,244,139
                                                -----------    ------------    -----------   -----------
   Net increase/(decrease) in net assets
    resulting from operations ...............    (2,536,392)       (742,057)    (6,114,656)    7,308,248
                                                -----------    ------------    -----------   -----------
DISTRIBUTIONS:
  Net investment income .....................        (4,750)        (20,804)            --      (573,834)
  In excess of net investment income ........            --              --             --       (28,480)
  Net realized gains ........................            --              --       (379,609)   (4,490,275)
  In excess of net realized gains ...........            --        (324,901)            --      (338,582)
  Return of capital .........................            --              --             --      (134,421)
                                                -----------    ------------    -----------   -----------
  Net decrease in net assets from
    distributions ...........................        (4,750)       (345,705)      (379,609)   (5,565,592)
                                                -----------    ------------    -----------   -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........            --      34,771,580      3,614,275    11,032,592
  Cost of shares redeemed ...................            --     (15,400,640)            --            --
                                                -----------    ------------    -----------   -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions .            --      19,370,940      3,614,275    11,032,592
                                                -----------    ------------    -----------   -----------
  Total increase/(decrease) in net assets ...    (2,541,142)     18,283,178     (2,879,990)   12,775,248
NET ASSETS:
  Beginning of period .......................    18,283,178              --     22,028,195     9,252,947
                                                -----------    ------------    -----------   -----------
  End of period .............................   $15,742,036    $ 18,283,178    $19,148,205   $22,028,195
                                                ===========    ============    ===========   ===========
Capital Share Transactions:
  Shares sold ...............................            --       1,750,000        300,000       600,000
  Shares redeemed ...........................            --        (800,000)            --            --
                                                -----------    ------------    -----------   -----------
  Net increase/(decrease) in shares .........            --         950,000        300,000       600,000
                                                ===========    ============    ===========   ===========



                                                     ISHARES MSCI                  ISHARES MSCI
                                                          EMU                         FRANCE
                                                      INDEX FUND                    INDEX FUND
                                               ------------------------     --------------------------
                                                 For the                      For the
                                               six months      For the      six months       For the
                                                  ended        period          ended          year
                                                02/28/01     07/26/00*-      02/28/01         ended
                                               (Unaudited)    08/31/00      (Unaudited)     08/31/00
                                               -----------   -----------   ------------    -----------
OPERATIONS:
  Net investment income/(loss) ..............  $   (92,927)  $     1,162   $   (330,282)   $   316,313
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...     (127,710)         (563)     2,044,036      9,085,645
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......   (6,392,952)   (2,069,731)   (17,315,455)     7,586,933
                                               -----------   -----------   ------------    -----------
   Net increase/(decrease) in net assets
    resulting from operations ...............   (6,613,589)   (2,069,132)   (15,601,701)    16,988,891
                                               -----------   -----------   ------------    -----------
DISTRIBUTIONS:
  Net investment income .....................       (3,850)           --             --       (316,313)
  In excess of net investment income ........           --            --             --        (62,610)
  Net realized gains ........................           --            --             --     (5,551,596)
  In excess of net realized gains ...........           --            --             --       (115,993)
  Return of capital .........................           --            --             --        (91,967)
                                               -----------   -----------   ------------    -----------
  Net decrease in net assets from
    distributions ...........................       (3,850)           --             --     (6,138,479)
                                               -----------   -----------   ------------    -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........   17,834,615    43,880,282      4,945,074     15,952,082
  Cost of shares redeemed ...................           --            --     (9,689,241)    (9,571,623)
                                               -----------   -----------   ------------    -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions .   17,834,615    43,880,282     (4,744,167)     6,380,459
                                               -----------   -----------   ------------    -----------
  Total increase/(decrease) in net assets ...   11,217,176    41,811,150    (20,345,868)    17,230,871
NET ASSETS:
  Beginning of period .......................   41,811,150            --     95,116,105     77,885,234
                                               -----------   -----------   ------------    -----------
  End of period .............................  $53,028,326   $41,811,150   $ 74,770,237    $95,116,105
                                               ===========   ===========   ============    ===========
Capital Share Transactions:
  Shares sold ...............................      250,000       550,000        200,000        600,000
  Shares redeemed ...........................           --            --       (400,000)      (400,000)
                                               -----------   -----------   ------------    -----------
  Net increase/(decrease) in shares .........      250,000       550,000       (200,000)       200,000
                                               ===========   ===========   ============    ===========


                 See accompanying notes to financial statements.

                                    68 and 69

STATEMENTS OF CHANGES IN NET ASSETS (continued)                    ISHARES, INC.
--------------------------------------------------------------------------------

                                                     ISHARES MSCI                  ISHARES MSCI                 ISHARES MSCI
                                                        GERMANY                      HONG KONG                      ITALY
                                                      INDEX FUND                    INDEX FUND                   INDEX FUND
                                              --------------------------   --------------------------   ---------------------------
                                                For the                       For the                       For the
                                              six months       For the      six months       For the      six months      For the
                                                 ended          year           ended          year           ended         year
                                               02/28/01         ended        02/28/01         ended        02/28/01        ended
                                              (Unaudited)     08/31/00      (Unaudited)     08/31/00      (Unaudited)    08/31/00
                                              ------------  ------------   ------------  ------------   ------------   ------------
OPERATIONS:
  Net investment income/(loss) .............. $   (186,719) $  1,166,529   $    353,349  $  2,074,410   $   (181,105)  $  1,002,472
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...     (324,146)   16,635,444        976,058     8,930,598      1,284,003      8,103,329
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......  (14,750,462)  (13,766,948)    (8,582,318)     (771,258)    (4,147,416)    (2,555,628)
                                              ------------  ------------   ------------  ------------   ------------   ------------
  Net increase/(decrease) in net assets
    resulting from operations ...............  (15,261,327)    4,035,025     (7,252,911)   10,233,750     (3,044,518)     6,550,173
                                              ------------  ------------   ------------  ------------   ------------   ------------
DISTRIBUTIONS:
  Net investment income .....................           --    (1,166,529)      (366,061)   (1,944,477)            --       (258,556)
  In excess of net investment income ........           --       (56,709)            --            --             --             --
  Net realized gains ........................           --   (15,021,855)            --            --             --     (3,803,179)
  In excess of net realized gains ...........           --    (2,419,881)            --            --             --       (240,263)
  Return of capital .........................           --      (324,558)            --      (146,976)            --       (708,144)
                                              ------------  ------------   ------------  ------------   ------------   ------------
  Net decrease in net assets from
    distributions ...........................           --   (18,989,532)      (366,061)   (2,091,453)            --     (5,010,142)
                                              ------------  ------------   ------------  ------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........   23,234,775    93,602,539             --     6,699,833      6,480,265     11,166,696
  Cost of shares redeemed ...................           --   (26,805,867)    (3,589,864)  (12,563,378)   (13,131,072)   (20,922,156)
                                              ------------  ------------   ------------  ------------   ------------   ------------
  Net increase/(decrease) in net assets
    derived from capital share transactions .   23,234,775    66,796,672     (3,589,864)   (5,863,545)    (6,650,807)    (9,755,460)
                                              ------------  ------------   ------------  ------------   ------------   ------------
  Total increase/(decrease) in net assets ...    7,973,448    51,842,165    (11,208,836)    2,278,752     (9,695,325)    (8,215,429)
NET ASSETS:
  Beginning of period .......................  153,487,399   101,645,234     79,479,069    77,200,317     50,008,417     58,223,846
                                              ------------  ------------   ------------  ------------   ------------   ------------
  End of period ............................. $161,460,847  $153,487,399   $ 68,270,233  $ 79,479,069   $ 40,313,092   $ 50,008,417
                                              ============  ============   ============  ============   ============   ============
Capital Share Transactions:
  Shares sold ...............................    1,200,000     3,900,000             --       525,000        300,000        450,000
  Shares redeemed ...........................           --    (1,200,000)      (300,000)   (1,050,000)      (600,000)      (900,000)
                                              ------------  ------------   ------------  ------------   ------------   ------------
  Net increase/(decrease) in shares .........    1,200,000     2,700,000       (300,000)     (525,000)      (300,000)      (450,000)
                                              ============  ============   ============  ============   ============   ============



                                                        ISHARES MSCI                  ISHARES MSCI
                                                            JAPAN                    MALAYSIA (FREE)
                                                         INDEX FUND                    INDEX FUND
                                                ----------------------------   --------------------------
                                                    For the                       For the
                                                  six months       For the      six months       For the
                                                     ended          year           ended          year
                                                   02/28/01         ended        02/28/01         ended
                                                  (Unaudited)     08/31/00      (Unaudited)     08/31/00
                                                -------------  -------------   ------------   -----------
OPERATIONS:
  Net investment income/(loss) ..............   $   (690,269)   $ (2,753,164)     $ 401,175   $   873,172
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...        668,542      51,817,611     (1,044,719)    3,946,415
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......    (193,669,841)     9,615,813     (9,983,897)    2,433,278
                                                -------------  -------------   ------------   -----------
  Net increase/(decrease) in net assets
    resulting from operations ...............    (193,691,568)    58,680,260    (10,627,441)    7,252,865
                                                -------------  -------------   ------------   -----------
DISTRIBUTIONS:
  Net investment income .....................              --             --       (263,250)     (873,172)
  In excess of net investment income ........              --        (87,603)            --       (13,993)
  Net realized gains ........................              --    (30,206,630)            --            --
  In excess of net realized gains ...........              --             --             --            --
  Return of capital .........................              --     (1,946,368)            --        (1,947)
                                                -------------  -------------   ------------   -----------
  Net decrease in net assets from
    distributions ...........................              --    (32,240,601)      (263,250)     (889,112)
                                                -------------  -------------   ------------   -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........      74,837,754    153,087,778      5,843,153            --
  Cost of shares redeemed ...................     (96,281,240)  (105,390,299)            --    (2,408,796)
                                                -------------  -------------   ------------   -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions .    (21,443,486)     47,697,479      5,843,153    (2,408,796)
                                                -------------  -------------   ------------   -----------
  Total increase/(decrease) in net assets ...   (215,135,054)     74,137,138     (5,047,538)    3,954,957
NET ASSETS:
  Beginning of period .......................     787,790,208    713,653,070     99,205,855    95,250,898
                                                -------------  -------------   ------------   -----------
  End of period .............................   $ 572,655,154  $ 787,790,208   $ 94,158,317   $99,205,855
                                                =============  =============   ============   ===========
Capital Share Transactions:
  Shares sold ...............................       6,600,000     10,200,000      1,050,000            --
  Shares redeemed ...........................      (9,000,000)    (7,200,000)            --      (375,000)
                                                -------------  -------------   ------------   -----------
  Net increase/(decrease) in shares .........      (2,400,000)     3,000,000      1,050,000      (375,000)
                                                =============  =============   ============   ===========



                                                     ISHARES MSCI                  ISHARES MSCI
                                                     MEXICO (FREE)                  NETHERLANDS
                                                      INDEX FUND                    INDEX FUND
                                               --------------------------   --------------------------
                                                 For the                      For the
                                               six months       For the     six months       For the
                                                  ended          year          ended          year
                                                02/28/01         ended       02/28/01         ended
                                               (Unaudited)     08/31/00     (Unaudited)     08/31/00
                                               -----------    ----------    -----------    -----------
OPERATIONS:
  Net investment income/(loss) ..............  $    99,733    $    92,761   $   (16,015)   $   141,123
  Net realized gain/(loss) on investments and
    foreign currency related transactions ...      247,182      1,034,324      (365,838)      (146,007)
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .......   (6,356,173)     4,125,540    (2,446,086)       148,944
                                               -----------    -----------   -----------    -----------
  Net increase/(decrease) in net assets
    resulting from operations ...............   (6,009,258)     5,252,625    (2,827,939)       144,060
                                               -----------    -----------   -----------    -----------
DISTRIBUTIONS:
  Net investment income .....................     (182,502)            --            --       (103,829)
  In excess of net investment income ........           --             --            --             --
  Net realized gains ........................           --     (1,016,173)           --       (142,337)
  In excess of net realized gains ...........           --             --            --             --
  Return of capital .........................           --             --            --        (47,470)
                                               -----------    -----------   -----------    -----------
  Net decrease in net assets from
    distributions ...........................     (182,502)    (1,016,173)           --       (293,636)
                                               -----------    -----------   -----------    -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ..........    2,900,335     15,769,905     8,911,154      7,236,808
  Cost of shares redeemed ...................   (4,099,818)    (1,309,195)   (1,146,618)    (8,159,114)
                                               -----------    -----------   -----------    -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions .   (1,199,483)   14,460,710      7,764,536       (922,306)
                                               -----------    -----------   -----------    -----------
  Total increase/(decrease) in net assets ...   (7,391,243)   18,697,162      4,936,597     (1,071,882)
NET ASSETS:
  Beginning of period .......................   40,126,782     21,429,620    30,613,276     31,685,158
                                               -----------    -----------   -----------    -----------
  End of period .............................  $32,735,539    $40,126,782   $35,549,873    $30,613,276
                                               ===========    ===========   ===========    ===========
Capital Share Transactions:
  Shares sold ...............................      200,000        900,000       400,000        300,000
  Shares redeemed ...........................     (300,000)      (100,000)      (50,000)      (350,000)
                                               -----------    -----------   -----------    -----------
  Net increase/(decrease) in shares .........     (100,000)       800,000       350,000        (50,000)
                                               ===========    ===========   ===========    ===========

                 See accompanying notes to financial statements.

                                    70 and 71

STATEMENTS OF CHANGES IN NET ASSETS (concluded)                    ISHARES, INC.
--------------------------------------------------------------------------------


                                                     ISHARES MSCI                  ISHARES MSCI                 ISHARES MSCI
                                                   SINGAPORE (FREE)                 SOUTH KOREA                     SPAIN
                                                      INDEX FUND                    INDEX FUND                   INDEX FUND
                                              --------------------------    -------------------------   ---------------------------
                                                 For the                       For the                      For the
                                               six months      For the       six months      For the      six months      For the
                                                  ended         year            ended        period          ended         year
                                                02/28/01        ended         02/28/01     05/10/00*-      02/28/01        ended
                                               (Unaudited)    08/31/00       (Unaudited)    08/31/00      (Unaudited)    08/31/00
                                              ------------  ------------    -----------   -----------   ------------    -----------
OPERATIONS:
  Net investment income/(loss) ............   $    110,922  $  1,693,940    $   (65,416)  $   (34,787)  $    130,755    $   234,512
  Net realized gain/(loss) on investments
    and foreign currency related
     transactions .........................      3,011,223    19,150,160       (108,196)     (843,695)        18,941        790,049
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .....    (13,623,435)  (22,721,621)    (2,054,549)     (679,099)       520,489     (2,294,792)
                                              ------------  ------------    -----------   -----------   ------------    -----------
  Net increase/(decrease) in net assets
    resulting from operations .............    (10,501,290)   (1,877,521)    (2,228,161)   (1,557,581)       670,185     (1,270,231)
                                              ------------  ------------    -----------   -----------   ------------    -----------
DISTRIBUTIONS:
  Net investment income ...................       (570,349)   (1,437,747)            --            --             --       (230,377)
  In excess of net investment income ......             --            --             --            --             --             --
  Net realized gains ......................       (624,454)   (1,615,815)            --            --             --       (790,049)
  In excess of net realized gains .........             --            --             --            --             --       (523,630)
  Return of capital .......................             --      (274,616)            --            --             --        (21,987)
                                              ------------  ------------    -----------   -----------   ------------    -----------
  Net decrease in net assets from
    distributions .........................     (1,194,803)   (3,328,178)            --            --             --     (1,566,043)
                                              ------------  ------------    -----------   -----------   ------------    -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ........             --     1,597,919      7,652,880    19,717,804      1,833,599      6,280,595
  Cost of shares redeemed .................    (12,157,894)  (21,110,456)            --    (4,538,650)   (11,158,712)            --
                                              ------------  ------------    -----------   -----------   ------------    -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions    (12,157,894)  (19,512,537)     7,652,880    15,179,154     (9,325,113)     6,280,595
                                              ------------  ------------    -----------   -----------   ------------    -----------
  Total increase/(decrease) in net assets .    (23,853,987)  (24,718,236)     5,424,719    13,621,573     (8,654,928)     3,444,321
NET ASSETS:
  Beginning of period .....................     88,719,162   113,437,398     13,621,573            --     39,912,861     36,468,540
                                              ------------  ------------    -----------   -----------   ------------    -----------
  End of period ...........................   $ 64,865,175  $ 88,719,162    $19,046,292   $13,621,573   $ 31,257,933    $39,912,861
                                              ============  ============    ===========   ===========   ============    ===========
Capital Share Transactions:
  Shares sold .............................             --       200,000        600,000     1,000,000         75,000        225,000
  Shares redeemed .........................     (1,800,000)   (2,800,000)            --      (250,000)      (450,000)            --
                                              ------------  ------------    -----------   -----------   ------------    -----------
  Net increase/(decrease) in shares .......     (1,800,000)   (2,600,000)       600,000       750,000       (375,000)       225,000
                                              ============  ============    ===========   ===========   ============    ===========



                                                      ISHARES MSCI                 ISHARES MSCI
                                                         SWEDEN                     SWITZERLAND
                                                       INDEX FUND                   INDEX FUND
                                               --------------------------    -------------------------
                                                 For the                       For the
                                               six months       For the      six months      For the
                                                  ended          year           ended         year
                                                02/28/01         ended        02/28/01        ended
                                               (Unaudited)     08/31/00      (Unaudited)    08/31/00
                                               -----------    -----------    -----------   -----------
OPERATIONS:
  Net investment income/(loss) ............    $   (82,867)   $   114,164    $  (139,991)  $    93,151
  Net realized gain/(loss) on investments
    and foreign currency related
     transactions .........................     (1,829,403)     8,434,356       (546,757)      753,833
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .....     (5,290,099)    (2,132,301)       870,462      (303,839)
                                               -----------    -----------    -----------   -----------
  Net increase/(decrease) in net assets
    resulting from operations .............     (7,202,369)     6,416,219        183,714       543,145
                                               -----------    -----------    -----------   -----------
DISTRIBUTIONS:
  Net investment income ...................             --       (114,164)            --       (93,151)
  In excess of net investment income ......             --        (17,345)            --       (17,598)
  Net realized gains ......................             --     (5,788,656)            --      (318,982)
  In excess of net realized gains .........             --       (127,174)            --            --
  Return of capital .......................             --        (42,411)            --       (22,376)
                                               -----------    -----------    -----------   -----------
  Net decrease in net assets from
    distributions .........................             --     (6,089,750)            --      (452,107)
                                               -----------    -----------    -----------   -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ........      6,947,144      9,668,394      3,603,684    11,887,494
  Cost of shares redeemed .................     (7,040,366)    (6,254,326)    (7,734,286)   (5,792,803)
                                               -----------    -----------    -----------   -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions        (93,222)     3,414,068     (4,130,602)    6,094,691
                                               -----------    -----------    -----------   -----------
  Total increase/(decrease) in net assets .     (7,295,591)     3,740,537     (3,946,888)    6,185,729
NET ASSETS:
  Beginning of period .....................     23,774,316     20,033,779     44,685,118    38,499,389
                                               -----------    -----------    -----------   -----------
  End of period ...........................    $16,478,725    $23,774,316    $40,738,230   $44,685,118
                                               ===========    ===========    ===========   ===========
Capital Share Transactions:
  Shares sold .............................        375,000        300,000        250,000       750,000
  Shares redeemed .........................       (375,000)      (225,000)      (500,000)     (375,000)
                                               -----------    -----------    -----------   -----------
  Net increase/(decrease) in shares .......             --         75,000       (250,000)      375,000
                                               ===========    ===========    ===========   ===========



                                                     ISHARES MSCI                    ISHARES MSCI
                                                        TAIWAN                      UNITED KINGDOM
                                                      INDEX FUND                      INDEX FUND
                                               ---------------------------     ---------------------------
                                                 For the          For the        For the
                                               six months         period       six months       For the
                                                  ended            ended          ended          year
                                                02/28/01        06/21/00*-      02/28/01         ended
                                               (Unaudited)       08/31/00      (Unaudited)     08/31/00
                                               ------------   ------------     ------------   ------------
OPERATIONS:
  Net investment income/(loss) ............    $   (312,816)  $    826,900     $    824,069   $  1,816,179
  Net realized gain/(loss) on investments
    and foreign currency related
     transactions .........................        (753,641)    (1,139,281)      (5,763,987)     8,774,074
  Net change in unrealized
    appreciation/(depreciation) on
    investments and translation of
    other assets and liabilities
    denominated in foreign currencies .....     (17,191,706)    (3,889,212)      (8,697,398)   (14,882,373)
                                               ------------   ------------     ------------   ------------
  Net increase/(decrease) in net assets
    resulting from operations .............     (18,258,163)    (4,201,593)     (13,637,316)    (4,292,120)
                                               ------------   ------------     ------------   ------------
DISTRIBUTIONS:
  Net investment income ...................              --       (826,900)              --     (1,816,179)
  In excess of net investment income ......              --             --               --       (169,250)
  Net realized gains ......................              --             --         (170,017)    (5,836,100)
  In excess of net realized gains .........              --       (258,316)              --     (1,530,441)
  Return of capital .......................              --     (1,144,284)              --       (362,073)
                                               ------------   ------------     ------------   ------------
  Net decrease in net assets from
    distributions .........................              --     (2,229,500)        (170,017)    (9,714,043)
                                               ------------   ------------     ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares ........      79,366,065     62,919,368       34,593,727     63,726,690
  Cost of shares redeemed .................              --    (13,821,000)     (31,901,608)   (16,319,883)
                                               ------------   ------------     ------------   ------------
  Net increase/(decrease) in net assets
    derived from capital share transactions      79,366,065     49,098,368        2,692,119     47,406,807
                                               ------------   ------------     ------------   ------------
  Total increase/(decrease) in net assets .      61,107,902     42,667,275      (11,115,214)    33,400,644
NET ASSETS:
  Beginning of period .....................      42,667,275             --      146,802,701    113,402,057
                                               ------------   ------------     ------------   ------------
  End of period ...........................    $103,775,177   $ 42,667,275     $135,687,487   $146,802,701
                                               ============   ============     ============   ============
Capital Share Transactions:
  Shares sold .............................       5,900,000      3,350,000        2,000,000      3,200,000
  Shares redeemed .........................              --       (750,000)      (1,800,000)      (800,000)
                                               ------------   ------------     ------------   ------------
  Net increase/(decrease) in shares .......       5,900,000      2,600,000          200,000      2,400,000
                                               ============   ============     ============   ============

* Commencement of operations.

                 See accompanying notes to financial statements.

                                    72 and 73

FEBRUARY 28, 2001

FINANCIAL HIGHLIGHTS                                               ISHARES, INC.
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                          ISHARES MSCI
                                                                                            AUSTRALIA
                                                                                              INDEX
                                                                                              FUND
                                                             ---------------------------------------------------------------------
                                                               For the
                                                             six months      For the    For the    For the    For the    For the
                                                                ended         year       year       year       year      period
                                                              02/28/01        ended      ended      ended      ended    03/12/96*-
                                                             (Unaudited)     08/31/00   08/31/99   08/31/98   08/31/97   08/31/96
                                                             -----------     --------   --------   --------   --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ....................      $  9.93     $  9.99    $  7.75    $ 10.35    $ 10.15    $  9.95(1)
                                                                 -------     -------    -------    -------    -------    -------
  Net investment income/(loss) (+) ........................         0.13        0.23       0.20       0.23       0.17       0.10
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions and
    translation of other assets and
    liabilities denominated in foreign currencies .........        (0.69)      (0.04)      2.29      (2.60)      0.47       0.29
                                                                 -------     -------    -------    -------    -------    -------
      Net increase/(decrease) in net assets
        resulting from operations .........................        (0.56)       0.19       2.49      (2.37)      0.64       0.39
                                                                 -------     -------    -------    -------    -------    -------
LESS DISTRIBUTIONS
  Dividends from net investment income ....................        (0.03)      (0.22)     (0.19)     (0.23)     (0.16)     (0.08)
  Dividends in excess of net investment income ............           --       (0.01)     (0.00)**   (0.00)**   (0.04)     (0.05)
  Distributions from net realized gains ...................           --          --         --         --      (0.04)     (0.02)
  Distributions in excess of net realized gains ...........           --          --         --         --         --         --
  Return of capital .......................................           --       (0.02)     (0.06)        --      (0.20)     (0.04)
                                                                 -------     -------    -------    -------    -------    -------
      Total dividends and distributions ...................        (0.03)      (0.25)     (0.25)     (0.23)     (0.44)     (0.19)
                                                                 -------     -------    -------    -------    -------    -------
  Net asset value, end of period ..........................      $  9.34     $  9.93    $  9.99    $  7.75    $ 10.35    $ 10.15
                                                                 =======     =======    =======    =======    =======    =======
  TOTAL INVESTMENT RETURN (2) .............................        (5.62)%(4)   1.84%     32.09%    (23.11)%     6.23%      3.88%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................      $48,544     $61,574    $53,957    $34,099    $41,406    $12,177
  Ratios of expenses to average net assets (5) ............         0.84%(3)    0.95%      1.00%      1.05%      1.33%      1.59%(3)
  Ratios of net investment income/(loss) to
    average net assets (5) ................................         2.80%(3)    2.22%      2.03%      2.38%      1.57%      2.18%(3)
  Portfolio turnover rate (6) .............................         1.82%(4)   36.20%     13.83%      1.49%      5.30%      8.84%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement of
    operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
       Ratios of expenses to average net assets before
         waivers/reimbursements ...........................           --          --         --         --       1.33%      1.60%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements ....................           --          --         --         --       1.57%      2.17%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).


                                                                                     ISHARES MSCI
                                                                                        AUSTRIA
                                                                                         INDEX
                                                                                         FUND
                                                        -------------------------------------------------------------------
                                                         For the
                                                        six months    For the     For the     For the     For the    For the
                                                          ended        year        year        year        year      period
                                                         02/28/01     ended       ended       ended       ended    03/12/96*-
                                                        (Unaudited)  08/31/00    08/31/99    08/31/98    08/31/97    08/31/96
                                                        -----------  --------    --------    --------    --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ................   $  7.67     $  9.13     $ 10.11      $10.51      $10.40      $ 10.91(1)
                                                          -------     -------     -------      ------      ------      -------
  Net investment income/(loss) (+) ....................     (0.03)       0.04        0.10        0.06       (0.02)        0.04
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions and
    translation of other assets and
    liabilities denominated in foreign currencies .....      0.83       (1.46)      (0.98)       0.20        0.13        (0.41)
                                                          -------     -------     -------      ------      ------      -------
      Net increase/(decrease) in net assets
        resulting from operations .....................      0.80       (1.42)      (0.88)       0.26        0.11        (0.37)
                                                          -------     -------     -------      ------      ------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income ................        --       (0.04)      (0.07)      (0.04)         --        (0.02)
  Dividends in excess of net investment income ........        --       (0.00)**    (0.01)      (0.01)         --        (0.01)
  Distributions from net realized gains ...............        --          --          --       (0.61)         --        (0.03)
  Distributions in excess of net realized gains .......        --          --          --       (0.00)**       --           --
  Return of capital ...................................        --          --       (0.02)      (0.00)**       --        (0.08)
                                                          -------     -------     -------      ------      ------      -------
      Total dividends and distributions ...............        --       (0.04)      (0.10)      (0.66)         --        (0.14)
                                                          -------     -------     -------      ------      ------      -------
  Net asset value, end of period ......................   $  8.47     $  7.67     $  9.13      $10.11      $10.51      $ 10.40
                                                          =======     =======     =======      ======      ======      =======
  TOTAL INVESTMENT RETURN (2) .........................     10.43%(4)  (15.51)%     (8.69)%      2.16%       1.06%       (3.39)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ................   $11,860     $10,741     $12,776      $8,085      $4,205      $13,520
  Ratios of expenses to average net assets (5) ........      0.84%(3)    1.16%       1.31%       1.41%       1.68%        1.56%(3)
  Ratios of net investment income/(loss) to
    average net assets (5) ............................     (0.82)%(3)   0.51%       1.04%       0.51%      (0.22)%       0.87%(3)
  Portfolio turnover rate (6) .........................     40.70%(4)   33.65%      49.95%      36.14%      28.47%        9.60%(4)
*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout the
    period.
(1) Net asset value per share on commencement of
    operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
       Ratios of expenses to average
         net assets before
         waivers/reimbursements .......................      0.95%(3)    1.20%         --          --        1.69%        1.57%
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements ................     (0.93)%(3)   0.47%         --          --       (0.22)%       0.86%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).............     (0.93)%(3)   0.47%         --          --       (0.22)%       0.86%(3)


       See accompanying notes to financial statements.

                          74 and 75

FEBRUARY 28, 2001

FINANCIAL HIGHLIGHTS (continued)                                   ISHARES, INC.
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                        ISHARES MSCI
                                                                                           BELGIUM
                                                                                            INDEX
                                                                                            FUND
                                                              --------------------------------------------------------------------
                                                                For the
                                                              six months    For the    For the      For the    For the    For the
                                                                 ended       year       year         year       year      period
                                                               02/28/01      ended      ended        ended      ended   03/12/96*-
                                                              (Unaudited)  08/31/00   08/31/99     08/31/98   08/31/97   08/31/96
                                                              -----------  --------   --------     --------   --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ....................      $ 13.23     $ 16.07    $ 18.40     $ 15.64   $ 14.99     $14.92(1)
                                                                 -------     -------    -------     -------   -------     ------
  Net investment income/(loss) (+) ........................        (0.04)       0.19       0.08        0.24      0.77       0.40
  Net realized and unrealized gain/(loss) on
    investments and foreign currency related
    transactions and translation of other assets and
    liabilities denominated in foreign currencies .........        (0.31)      (2.67)     (0.30)       6.09      0.62       0.36
                                                                 -------     -------    -------     -------   -------     ------
      Net increase/(decrease) in net assets
        resulting from operations .........................        (0.35)      (2.48)     (0.22)       6.33      1.39       0.76
                                                                 -------     -------    -------     -------   -------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ....................        (0.04)      (0.17)        --       (0.27)    (0.33)     (0.54)
  Dividends in excess of net investment income ............           --       (0.19)     (0.01)      (1.21)    (0.28)     (0.09)
  Distributions from net realized gains ...................           --          --      (1.19)      (1.99)    (0.12)     (0.06)
  Distributions in excess of net realized gains ...........           --          --         --          --        --         --
  Return of capital .......................................           --          --      (0.91)      (0.10)    (0.01)        --
                                                                 -------     -------    -------     -------   -------     ------
      Total dividends and distributions ...................        (0.04)      (0.36)     (2.11)      (3.57)    (0.74)     (0.69)
                                                                 -------     -------    -------     -------   -------     ------
  Net asset value, end of period ..........................      $ 12.84     $ 13.23    $ 16.07     $ 18.40   $ 15.64     $14.99
                                                                 =======     =======    =======     =======   =======     ======
TOTAL INVESTMENT RETURN (2) ...............................        (2.67)%(4) (15.50)%    (1.00)%     39.42%     9.26%      5.01%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................      $10,787     $13,230    $13,496     $25,765   $32,528     $1,800
  Ratios of expenses to average net assets (5) ............         0.84%(3)    1.13%      1.24%       1.04%     1.24%      2.29%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) .............................        (0.58)%(3)   1.36%      0.45%       1.28%     4.63%      5.67%(3)
  Portfolio turnover rate (6) .............................        10.83%(4)   53.27%     62.99%      50.46%    16.83%      6.25%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement of
    operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
       Ratios of expenses to average
         net assets before
         waivers/reimbursements ...........................           --          --         --          --      1.24%      2.30%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements ....................           --          --         --          --      4.63%      5.66%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).



                                                                   ISHARES MSCI
                                                                   BRAZIL (FREE)
                                                                       INDEX
                                                                       FUND
                                                              --------------------------
                                                               For the
                                                              six months       For the
                                                                ended          period
                                                               02/28/01       07/11/00*-
                                                              Unaudited)      08/31/00
                                                              ----------      ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ....................    $ 19.25         $ 20.22(1)
                                                               -------         -------
  Net investment income/(loss) (+) ........................       0.23            0.02
  Net realized and unrealized gain/(loss) on
    investments and foreign currency related
    transactions and translation of other assets and
    liabilities denominated in foreign currencies .........      (2.90)          (0.63)
                                                               -------         -------
      Net increase/(decrease) in net assets
        resulting from operations .........................      (2.67)          (0.61)
                                                               -------         -------
LESS DISTRIBUTIONS
  Dividends from net investment income ....................      (0.01)          (0.02)
  Dividends in excess of net investment income ............         --              --
  Distributions from net realized gains ...................         --              --
  Distributions in excess of net realized gains ...........         --           (0.34)
  Return of capital .......................................         --              --
                                                               -------         -------
      Total dividends and distributions ...................      (0.01)          (0.36)
                                                               -------         -------
  Net asset value, end of period ..........................    $ 16.57         $ 19.25
                                                               =======         =======
TOTAL INVESTMENT RETURN (2) ...............................     (13.84)%(4)      (2.97)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................    $15,742         $18,283
  Ratios of expenses to average net assets (5) ............       0.99%(3)        0.99%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) .............................       2.68%(3)        0.77%(3)
  Portfolio turnover rate (6) .............................      14.76%(4)       63.61%(4)

*   Commencement of operations.
**  Less than one
    cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement of
    operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
       Ratios of expenses to average net assets before
         waivers/reimbursements ...........................       1.06%(3)        1.40%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements ....................       2.62%(3)        0.37%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).

                                                                                               ISHARES MSCI
                                                                                                  CANADA
                                                                                                   INDEX
                                                                                                   FUND
                                                          ----------------------------------------------------------------------
                                                            For the
                                                          six months     For the   For the     For the    For the      For the
                                                             ended         year      year        year       year        period
                                                            02/28/01      ended     ended       ended      ended     03/12/96*-
                                                          (Unaudited)    08/31/00  08/31/99    08/31/98   08/31/97     08/31/96
                                                          -----------    --------  --------    --------   --------   -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ................     $ 16.94      $ 13.22    $ 9.90      $13.43     $ 10.60      $ 10.17(1)
                                                            -------      -------    ------      ------     -------      -------
  Net investment income/(loss) (+) ....................        0.01         0.70      0.07        0.07        0.05         0.04
  Net realized and unrealized gain/(loss) on
    investments and foreign currency related
    transactions and translation of other assets and
    liabilities denominated in foreign currencies .....       (4.69)        8.08      3.87       (2.89)       2.97         0.43
                                                            -------      -------    ------      ------     -------      -------
      Net increase/(decrease) in net assets
        resulting from operations .....................       (4.68)        8.78      3.94       (2.82)       3.02         0.47
                                                            -------      -------    ------      ------     -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income ................          --        (0.52)    (0.08)      (0.13)      (0.05)       (0.03)
  Dividends in excess of net investment income ........          --        (0.03)    (0.01)      (0.00)**    (0.00)**     (0.01)
  Distributions from net realized gains ...............       (0.29)       (4.08)    (0.53)      (0.58)      (0.14)          --
  Distributions in excess of net realized gains .......          --        (0.31)       --          --          --        (0.00)**
  Return of capital ...................................          --        (0.12)       --          --          --        (0.00)**
                                                            -------      -------    ------      ------     -------      -------
      Total dividends and distributions ...............       (0.29)       (5.06)    (0.62)      (0.71)      (0.19)       (0.04)
                                                            -------      -------    ------      ------     -------      -------
  Net asset value, end of period ......................     $ 11.97      $ 16.94    $13.22      $ 9.90     $ 13.43      $ 10.60
                                                            =======      =======    ======      ======     =======      =======
TOTAL INVESTMENT RETURN (2) ...........................      (27.72)%(4)   67.21%    39.71%     (21.69)%     28.50%        4.63%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ................     $19,148      $22,028    $9,253      $6,932     $24,168      $13,776
  Ratios of expenses to average net assets (5) ........        0.84%(3)     1.17%     1.23%       1.14%       1.35%        1.44%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) .........................        0.17%(3)     4.07%     0.53%       0.46%       0.39%        0.79%(3)
  Portfolio turnover rate (6) .........................       22.60%(4)    64.03%    11.66%       3.70%      11.02%        0.00%(4)

*   Commencement of operations. ** Less than one
    cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement of
    operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
       Ratios of expenses to average net assets before
         waivers/reimbursements .......................          --         1.19%       --          --        1.36%        1.45%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements ................          --         4.05%       --          --        0.39%        0.78%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).

                 See accompanying notes to financial statements.

                                    76 and 77

FEBRUARY 28, 2001

FINANCIAL HIGHLIGHTS (continued)                                   ISHARES, INC.
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                     ISHARES MSCI
                                                                                          EMU
                                                                                         INDEX
                                                                                         FUND
                                                                                -----------------------
                                                                                  For the
                                                                                six months     For the
                                                                                   ended       period
                                                                                 02/28/01    07/26/00*-
                                                                                (Unaudited)   08/31/00
                                                                                -----------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .............................              $ 76.02     $ 80.72(1)
                                                                                  -------     -------
  Net investment income/(loss) (+) .................................                (0.15)      (0.00)**
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    related transactions and translation of
    other assets and liabilities denominated
    in foreign currencies ..........................................                (9.57)      (4.70)
                                                                                  -------     -------
      Net increase/(decrease) in net assets
        resulting from operations ..................................                (9.72)      (4.70)
                                                                                  -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment income .............................                (0.01)         --
  Dividends in excess of net investment income .....................                   --          --
  Distributions from net realized gains ............................                   --          --
  Distributions in excess of net realized gains ....................                   --          --
  Return of capital ................................................                   --          --
                                                                                  -------     -------
      Total dividends and distributions ............................                (0.01)         --
                                                                                  -------     -------
  Net asset value, end of period ...................................              $ 66.29     $ 76.02
                                                                                  =======     =======
TOTAL INVESTMENT RETURN (2) ........................................               (12.79)%(4)  (5.82)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .............................              $53,028     $41,811
  Ratios of expenses to average net assets (5) .....................                 0.84%(3)    0.84%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) ......................................                (0.43)%(3)   0.03%(3)
  Portfolio turnover rate (6) ......................................                 1.58%(4)    0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement
    of operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
       Ratios of expenses to average net assets before
         waivers/reimbursements ....................................                   --        1.57%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements .............................                   --       (0.70)%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).



                                                                                              ISHARES MSCI
                                                                                                 FRANCE
                                                                                                  INDEX
                                                                                                  FUND
                                                                 --------------------------------------------------------------
                                                                  For the
                                                                 six months    For the  For the   For the   For the    For the
                                                                   ended        year      year      year     year      period
                                                                  02/28/01      ended    ended     ended    ended    03/12/96*-
                                                                 (Unaudited)  08/31/00  08/31/99  08/31/98 08/31/97  08/31/96
                                                                 -----------  --------  --------  -------- --------- ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .........................  $ 26.41      $ 22.90   $ 19.13  $ 14.50   $ 12.73   $ 12.42(1)
                                                                  -------      -------   -------  -------   -------   -------
  Net investment income/(loss) (+) .............................    (0.09)        0.10      0.14     0.30      0.17      0.17
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    related transactions and translation of
    other assets and liabilities denominated
    in foreign currencies ......................................    (4.34)        5.21      3.88     4.76      1.95      0.45
                                                                  -------      -------   -------  -------   -------   -------
      Net increase/(decrease) in net assets
        resulting from operations ..............................    (4.43)        5.31      4.02     5.06      2.12      0.62
                                                                  -------      -------   -------  -------   -------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income .........................       --        (0.09)    (0.10)   (0.19)    (0.15)    (0.09)
  Dividends in excess of net investment income .................       --        (0.02)    (0.02)   (0.03)       --     (0.01)
  Distributions from net realized gains ........................       --        (1.64)    (0.05)   (0.13)    (0.20)    (0.00)**
  Distributions in excess of net realized gains ................       --        (0.03)       --    (0.01)       --        --
  Return of capital ............................................       --        (0.02)    (0.08)   (0.07)       --     (0.21)
                                                                  -------      -------   -------  -------   -------   -------
      Total dividends and distributions ........................       --        (1.80)    (0.25)   (0.43)    (0.35)    (0.31)
                                                                  -------      -------   -------  -------   -------   -------
  Net asset value, end of period ...............................  $ 21.98      $ 26.41   $ 22.90  $ 19.13   $ 14.50   $ 12.73
                                                                  =======      =======   =======  =======   =======   =======
TOTAL INVESTMENT RETURN (2) ....................................   (16.77)%(4)   23.45%    21.01%   34.77%    16.60%     4.95%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .........................  $74,770      $95,116   $77,885  $45,922   $14,519   $22,930
  Ratios of expenses to average net assets (5) .................     0.84%(3)     0.96%     1.06%    1.18%     1.52%     1.84%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) ..................................    (0.76)%(3)    0.36%     0.67%    1.58%     1.17%     2.72%(3)
  Portfolio turnover rate (6) ..................................     1.63%(4)    17.43%     0.00%    5.65%     7.13%     0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period. (1) Net asset value per share on
    commencement of operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4)  Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
       Ratios of expenses to average net assets before
         waivers/reimbursements ................................       --           --        --       --      1.52%     1.85%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements .........................       --           --        --       --      1.17%     2.71%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).



                                                                                         ISHARES MSCI
                                                                                            GERMANY
                                                                                             INDEX
                                                                                             FUND
                                                               ----------------------------------------------------------------
                                                                For the
                                                               six months   For the   For the   For the    For the    For the
                                                                 ended        year      year      year       year      period
                                                                02/28/01     ended     ended     ended      ended    03/12/96*-
                                                               (Unaudited)  08/31/00  08/31/99  08/31/98   08/31/97   08/31/96
                                                               -----------  --------  --------  --------   --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .......................  $ 20.46       $ 21.17   $ 20.25   $ 16.31    $ 13.64   $ 13.23(1)
                                                               --------      --------  --------   -------    -------   -------
  Net investment income/(loss) (+) ...........................    (0.02)         0.18      0.12      0.29       0.03      0.06
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    related transactions and translation of
    other assets and liabilities denominated
    in foreign currencies ....................................    (1.88)         1.64      1.31      3.92       2.77      0.47
                                                               --------      --------  --------   -------    -------   -------
      Net increase/(decrease) in net assets
        resulting from operations ............................    (1.90)         1.82      1.43      4.21       2.80      0.53
                                                               --------      --------  --------   -------    -------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income .......................       --         (0.16)    (0.10)    (0.17)     (0.03)    (0.03)
  Dividends in excess of net investment income ...............       --         (0.01)    (0.01)    (0.01)     (0.01)    (0.01)
  Distributions from net realized gains ......................       --         (2.00)    (0.31)    (0.01)     (0.07)       --
  Distributions in excess of net realized gains ..............       --         (0.32)    (0.08)    (0.00)**      --     (0.01)
  Return of capital ..........................................       --         (0.04)    (0.01)    (0.08)     (0.02)    (0.07)
                                                               --------      --------  --------   -------    -------   -------
      Total dividends and distributions ......................       --         (2.53)    (0.51)    (0.27)     (0.13)    (0.12)
                                                               --------      --------  --------   -------    -------   -------
  Net asset value, end of period ............................. $  18.56      $  20.46  $  21.17   $ 20.25    $ 16.31   $ 13.64
                                                               ========      ========  ========   =======    =======   =======
TOTAL INVESTMENT RETURN (2) ..................................    (9.29)%(4)     8.44%     7.04%    25.69%     20.51%     4.00%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................... $161,461      $153,487  $101,645   $72,934    $24,486   $28,664
  Ratios of expenses to average net assets (5) ...............     0.84%(3)      0.94%     1.00%     1.08%      1.37%     1.68%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) ................................    (0.24)%(3)     0.73%     0.57%     1.43%      0.23%     1.00%(3)
  Portfolio turnover rate (6) ................................     0.22%(4)     56.38%    13.67%     0.64%      9.04%     0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement
    of operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4)  Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
       Ratios of expenses to average net assets before
         waivers/reimbursements ..............................       --            --        --        --       1.37%     1.69%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements .......................       --            --        --        --       0.22%     0.99%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).

                     See accompanying notes to financial statements.

                                         78 and 79

FEBRUARY 28, 2001

FINANCIAL HIGHLIGHTS (continued)                                   ISHARES, INC.
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                  ISHARES MSCI
                                                                                    HONG KONG
                                                                                      INDEX
                                                                                      FUND
                                                          -------------------------------------------------------------------
                                                            For the
                                                          six months    For the    For the    For the    For the    For the
                                                            ended        year       year       year       year      period
                                                           02/28/01      ended      ended      ended      ended    03/12/96*-
                                                          (Unaudited)   08/31/00   08/31/99   08/31/98   08/31/97   08/31/96
                                                          -----------   --------   --------   --------   --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..................   $ 13.24     $ 11.83    $  6.41    $ 14.73    $ 13.05    $12.83(1)
                                                            -------     -------    -------    -------    -------    ------
  Net investment income/(loss) (+) ......................      0.06        0.33       0.29       0.35       0.26      0.15
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions and
    translation of other assets and
    liabilities denominated in foreign currencies .......     (1.26)       1.42       5.49      (8.27)      2.12      0.27
                                                            -------     -------    -------    -------    -------    ------
      Net increase/(decrease) in net assets
        resulting from operations .......................     (1.20)       1.75       5.78      (7.92)      2.38      0.42
                                                            -------     -------    -------    -------    -------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................     (0.06)      (0.32)     (0.31)     (0.28)     (0.21)    (0.13)
  Dividends in excess of net investment income ..........        --          --      (0.05)     (0.00)**   (0.01)    (0.02)
  Distributions from net realized gains .................        --          --         --         --      (0.34)    (0.01)
  Distributions in excess of net realized gains .........        --          --         --         --      (0.00)**     --
  Return of capital .....................................        --       (0.02)        --      (0.12)     (0.14)    (0.04)
                                                            -------     -------    -------    -------    -------    ------
      Total dividends and distributions .................     (0.06)      (0.34)     (0.36)     (0.40)     (0.70)    (0.20)
                                                            -------     -------    -------    -------    -------    ------
  Net asset value, end of period ........................   $ 11.98     $ 13.24    $ 11.83    $  6.41    $ 14.73    $13.05
                                                            =======     =======    =======    =======    =======    ======
TOTAL INVESTMENT RETURN (2) .............................     (9.03)%(4)  14.73%     90.51%    (54.22)%    17.80%     3.22%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..................   $68,270     $79,479    $77,200    $49,973    $25,417    $7,845
  Ratios of expenses to average net assets (5) ..........      0.84%(3)    0.94%      1.01%      1.09%      1.43%     1.52%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) ...........................      1.01%(3)    2.57%      2.84%      3.76%      1.71%     2.37%(3)
  Portfolio turnover rate (6) ...........................     13.76%(4)   21.30%     42.89%     21.50%     22.90%     0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement
    of operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4)  Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
       Ratios of expenses to average net assets before
         waivers/reimbursements .........................        --          --         --         --       1.43%     1.53%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements ..................        --          --         --         --         71%     2.36%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).




                                                                                   ISHARES MSCI
                                                                                       ITALY
                                                                                       INDEX
                                                                                       FUND
                                                             ---------------------------------------------------------------
                                                               For the
                                                              six months    For the   For the  For the   For the   For the
                                                                ended         year     year     year      year     period
                                                              02/28/01       ended     ended    ended     ended    03/12/96*-
                                                             (Unaudited)    08/31/00  08/31/99 08/31/98  08/31/97  08/31/96
                                                             -----------    --------  -------- --------  --------  ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..................      $ 22.23      $ 21.56   $ 22.89  $ 16.66   $ 13.79   $ 13.62(1)
                                                               -------      -------   -------  -------   -------   -------
  Net investment income/(loss) (+) ......................        (0.08)        0.39      0.17     0.18      0.12      0.25
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions and
    translation of other assets and
    liabilities denominated in foreign currencies .......        (1.48)        2.51      1.05     7.94      3.10      0.31
                                                               -------      -------   -------  -------   -------   -------
      Net increase/(decrease) in net assets
        resulting from operations .......................        (1.56)        2.90      1.22     8.12      3.22      0.56
                                                               -------      -------   -------  -------   -------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................           --        (0.12)    (0.06)   (0.18)    (0.11)    (0.14)
  Dividends in excess of net investment income ..........           --           --        --    (1.02)    (0.24)    (0.03)
  Distributions from net realized gains .................           --        (1.69)    (2.24)   (0.69)       --     (0.14)
  Distributions in excess of net realized gains .........           --        (0.11)       --       --        --        --
  Return of capital .....................................           --        (0.31)    (0.25)      --        --     (0.08)
                                                               -------      -------   -------  -------   -------   -------
      Total dividends and distributions .................           --        (2.23)    (2.55)   (1.89)    (0.35)    (0.39)
                                                               -------      -------   -------  -------   -------   -------
  Net asset value, end of period ........................      $ 20.67      $ 22.23   $ 21.56  $ 22.89   $ 16.66   $ 13.79
                                                               =======      =======   =======  =======   =======   =======
TOTAL INVESTMENT RETURN (2) .............................        (7.02)%(4)   13.35%     5.14%   47.66%    23.37%     4.11%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..................      $40,313      $50,008   $58,224  $58,368   $32,495   $35,170
  Ratios of expenses to average net assets (5) ..........         0.84%(3)     0.99%     1.03%    1.02%     1.33%     1.43%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) ...........................        (0.72)%(3)    1.61%     0.70%    0.76%     0.76%     3.69%(3)
  Portfolio turnover rate (6) ...........................         4.17%(4)    39.85%     7.89%    8.16%    13.70%    19.80%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period. (1) Net asset value per share on
    commencement of operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
       Ratios of expenses to average net assets before
         waivers/reimbursements .........................           --           --        --       --      1.33%     1.44%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements ..................           --           --        --       --      0.76%     3.68%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).



                                                                                    ISHARES MSCI
                                                                                        JAPAN
                                                                                        INDEX
                                                                                        FUND
                                                          ------------------------------------------------------------------
                                                           For the
                                                          six months    For the    For the   For the    For the    For the
                                                            ended         year       year      year       year      period
                                                            02/28/01     ended      ended     ended      ended    03/12/96*-
                                                          (Unaudited)   08/31/00   08/31/99  08/31/98   08/31/97   08/31/96
                                                          -----------   ---------  --------  --------   --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..................   $ 13.82      $ 13.22     $ 8.39   $ 12.61    $ 14.33   $ 14.79(1)
                                                           --------     --------   --------  --------   --------  --------
  Net investment income/(loss) (+) ......................     (0.01)       (0.05)     (0.03)    (0.02)     (0.06)    (0.07)
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions and
    translation of other assets and
    liabilities denominated in foreign currencies .......     (3.32)        1.21       4.91     (4.19)     (1.65)    (0.39)
                                                           --------     --------   --------  --------   --------  --------
      Net increase/(decrease) in net assets
        resulting from operations .......................     (3.33)        1.16      4.88      (4.21)     (1.71)    (0.46)
                                                           --------     --------   --------  --------   --------  --------
LESS DISTRIBUTIONS
  Dividends from net investment income ..................        --           --         --        --         --        --
  Dividends in excess of net investment income ..........        --        (0.00)**   (0.04)       --         --        --
  Distributions from net realized gains .................        --        (0.53)        --     (0.00)**      --        --
  Distributions in excess of net realized gains .........        --           --         --        --      (0.01)       --
  Return of capital .....................................        --        (0.03)     (0.01)    (0.01)        --        --
                                                           --------     --------   --------  --------   --------  --------
      Total dividends and distributions .................     --           (0.56)     (0.05)    (0.01)     (0.01)       --
                                                           --------     --------   --------  --------   --------  --------
  Net asset value, end of period ........................  $  10.49     $  13.82   $  13.22  $   8.39   $  12.61  $  14.33
                                                           ========     ========   ========  ========   ========  ========
TOTAL INVESTMENT RETURN (2) .............................    (24.10)%(4)    8.75%     58.14%   (33.38)%   (11.97)%   (3.11)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..................  $572,655     $787,790   $713,653  $201,485   $158,957  $103,164
  Ratios of expenses to average net assets (5) ..........      0.84%(3)     0.88%      0.94%     1.04%      1.19%     1.37%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) ...........................     (0.21)%(3)   (0.32)%    (0.27)%   (0.21)%    (0.48)%   (1.01)%(3)
  Portfolio turnover rate (6) ...........................      1.33%(4)    21.93%      0.00%     0.00%     12.90%    21.54%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement
    of operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
       Ratios of expenses to average net assets before
         waivers/reimbursements .........................        --           --         --        --       1.19%     1.38%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements ..................        --           --         --        --      (0.48)%   (1.02)%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).


                 See accompanying notes to financial statements.

                                    80 and 81

FEBRUARY 28, 2001

FINANCIAL HIGHLIGHTS (continued)                                  ISHARES, INC.
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                       ISHARES MSCI
                                                                                      MALAYSIA (FREE)
                                                                                           INDEX
                                                                                           FUND
                                                               ------------------------------------------------------------------
                                                                 For the
                                                               six months     For the    For the   For the    For the    For the
                                                                  ended        year       year      year       year      period
                                                                02/28/01       ended      ended     ended      ended   03/12/96*-
                                                               (Unaudited)   08/31/00    08/31/99  08/31/98   08/31/97   08/31/96
                                                               -----------   --------    --------  --------   -------- ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ........................  $  5.96      $  5.59    $  2.11   $  8.23    $ 13.80    $13.24(1)
                                                                 -------      -------    -------   -------    -------    ------
  Net investment income/(loss) (+) ............................     0.02         0.05       0.01      0.06       0.01     (0.02)
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    related transactions and translation
    of other assets and liabilities
    denominated in foreign currencies .........................    (0.64)        0.37       3.67     (6.10)     (5.55)     0.59
                                                                 -------      -------    -------   -------    -------    ------
      Net increase/(decrease) in net assets
        resulting from operations .............................    (0.62)         0.42      3.68     (6.04)     (5.54)        0.57
                                                                 -------      -------    -------   -------    -------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ........................    (0.02)       (0.05)     (0.01)    (0.05)     (0.00)**     --
  Dividends in excess of net investment income ................       --        (0.00)**      --        --      (0.01)       --
  Distributions from net realized gains .......................       --           --         --        --         --        --
  Distributions in excess of net realized gains ...............       --           --         --        --         --        --
  Return of capital ...........................................       --        (0.00)**   (0.19)    (0.03)     (0.02)    (0.01)
                                                                 -------      -------    -------   -------    -------    ------
      Total dividends and distributions .......................    (0.02)       (0.05)     (0.20)    (0.08)     (0.03)    (0.01)
                                                                 -------      -------    -------   -------    -------    ------
    Net asset value, end of period ............................  $  5.32      $  5.96    $  5.59   $  2.11    $  8.23    $13.80
                                                                 =======      =======    =======   =======    =======    ======
TOTAL INVESTMENT RETURN (2) ...................................   (10.48)%(4)    7.57%    185.81%   (73.57)%   (40.20)%    4.28%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ........................  $94,158      $99,206    $95,251   $35,867    $12,339    $9,318
  Ratios of expenses to average net assets (5) ................     0.84%(3)     0.96%      1.43%     1.09%      1.46%     1.58%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) .................................     0.87%(3)     0.81%      0.33%      1.40%     0.04%    (0.35)%(3)
  Portfolio turnover rate (6) .................................     4.71%(4)    17.56%      7.24%     2.11%      0.00%     0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement of
    operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
      Ratios of expenses to average net assets before
        waivers/reimbursements ................................       --           --         --        --       1.47%     1.59%(3)
      Ratios of net investment income/(loss)
        to average net assets
        before waivers/reimbursements .........................       --           --         --        --       0.04%    (0.36)%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).



                                                                                      ISHARES MSCI
                                                                                      MEXICO (FREE)
                                                                                          INDEX
                                                                                          FUND
                                                               -----------------------------------------------------------------
                                                                 For the
                                                               six months    For the   For the    For the    For the   For the
                                                                 ended        year      year       year       year     period
                                                                02/28/01      ended     ended      ended      ended   03/12/96*-
                                                               (Unaudited)   08/31/00  08/31/99   08/31/98  08/31/97   08/31/96
                                                               -----------   --------  ---------  --------  --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ........................  $ 16.72     $ 13.39    $  8.11   $ 15.11   $ 11.52    $ 9.95(1)
                                                                 -------     -------    -------   -------   -------    ------
  Net investment income/(loss) (+) ............................     0.04        0.06       0.06      0.09      0.02      0.00**
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    related transactions and translation
    of other assets and liabilities
    denominated in foreign currencies .........................    (2.46)       3.69       5.36     (6.71)     4.07      1.59
                                                                 -------     -------    -------   -------   -------    ------
      Net increase/(decrease) in net assets
        resulting from operations .............................    (2.42)       3.75       5.42     (6.62)     4.09      1.59
                                                                 -------     -------    -------   -------   -------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ........................    (0.07)         --      (0.06)    (0.09)    (0.01)       --
  Dividends in excess of net investment income ................       --          --      (0.01)       --     (0.01)    (0.01)
  Distributions from net realized gains .......................       --       (0.42)        --     (0.29)    (0.44)       --
  Distributions in excess of net realized gains ...............       --          --      (0.01)       --        --        --
  Return of capital ...........................................       --          --      (0.06)       --     (0.04)    (0.01)
                                                                 -------     -------    -------   -------   -------    ------
      Total dividends and distributions .......................    (0.07)      (0.42)     (0.14)    (0.38)    (0.50)    (0.02)
                                                                 -------     -------    -------   -------   -------    ------
    Net asset value, end of period ............................  $ 14.23     $ 16.72    $ 13.39   $  8.11   $ 15.11    $11.52
                                                                 =======     =======    =======   =======   =======    ======
TOTAL INVESTMENT RETURN (2) ...................................   (14.41)%(4)  28.20%     66.92%   (44.18)%   35.21%    15.93%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ........................  $32,736     $40,127    $21,430   $ 7,296   $16,627    $5,759
  Ratios of expenses to average net assets (5) ................     0.84%(3)    1.04%      1.26%     1.34%     1.63%     1.75%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) .................................     0.56%(3)    0.35%      0.52%     0.60%     0.14%     0.01%(3)
  Portfolio turnover rate (6) .................................    12.41%(4)   23.97%     18.36%    14.05%    22.80%     0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement of
    operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
      Ratios of expenses to average net assets before
        waivers/reimbursements ................................       --        1.04%        --        --      1.63%     1.76%(3)
      Ratios of net investment income/(loss)
        to average net assets
        before waivers/reimbursements .........................       --        0.35%        --        --      0.13%     0.00%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).



                                                                                      ISHARES MSCI
                                                                                       NETHERLANDS
                                                                                          INDEX
                                                                                          FUND
                                                                ----------------------------------------------------------------
                                                                 For the
                                                                six months   For the   For the   For the    For the    For the
                                                                  ended        year      year      year       year      period
                                                                 02/28/01     ended     ended     ended      ended    03/12/96*-
                                                                (Unaudited)  08/31/00  08/31/99  08/31/98   08/31/97   08/31/96
                                                                -----------  --------  --------  --------   --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ........................  $ 23.53     $ 23.45   $ 23.50   $ 21.42     $17.36     $15.91(1)
                                                                 -------     -------   -------   -------     ------     ------
  Net investment income/(loss) (+) ............................    (0.01)       0.13      0.53      0.25       0.11       0.24
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    related transactions and translation
    of other assets and liabilities
    denominated in foreign currencies .........................    (1.99)       0.18      1.60      3.53       4.79       1.54
                                                                 -------     -------   -------   -------     ------     ------
      Net increase/(decrease) in net assets
        resulting from operations .............................    (2.00)       0.31      2.13      3.78       4.90       1.78
                                                                 -------     -------   -------   -------     ------     ------
LESS DISTRIBUTIONS
  Dividends from net investment income ........................       --       (0.08)    (0.43)    (0.16)     (0.10)     (0.14)
  Dividends in excess of net investment income ................       --          --     (0.01)       --      (0.01)     (0.01)
  Distributions from net realized gains .......................       --       (0.11)    (1.42)    (1.47)     (0.71)     (0.08)
  Distributions in excess of net realized gains ...............       --          --     (0.24)       --         --      (0.01)
  Return of capital ...........................................       --       (0.04)    (0.08)    (0.07)     (0.02)     (0.09)
                                                                 -------     -------   -------   -------     ------     ------
      Total dividends and distributions .......................       --       (0.23)    (2.18)    (1.70)     (0.84)     (0.33)
                                                                 -------     -------   -------   -------     ------     ------
    Net asset value, end of period ............................  $ 21.53     $ 23.53   $ 23.45   $ 23.50     $21.42     $17.36
                                                                 =======     =======   =======   =======     ======     ======
TOTAL INVESTMENT RETURN (2) ...................................    (8.50)%(4)   1.28%     8.98%    17.41%     28.04%     11.19%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ........................  $35,550     $30,613   $31,685   $22,349     $9,661     $6,962
  Ratios of expenses to average net assets (5) ................     0.84%(3)    1.03%     1.07%     1.12%      1.46%      1.63%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) .................................    (0.09)%(3)   0.53%     2.20%     1.00%      0.54%      2.93%(3)
  Portfolio turnover rate (6) .................................    15.80%(4)   21.64%    32.13%    15.81%     12.68%      4.32%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement of
    operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
      Ratios of expenses to average net assets before
        waivers/reimbursements ................................       --          --        --        --       1.46%      1.64%(3)
      Ratios of net investment income/(loss)
        to average net assets
        before waivers/reimbursements .........................       --          --        --        --       0.53%      2.92%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).



                 See accompanying notes to financial statements.

                                    82 and 83

FEBRUARY 28, 2001

FINANCIAL HIGHLIGHTS (continued)                                   ISHARES, INC.
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                   ISHARES MSCI
                                                                                 SINGAPORE (FREE)
                                                                                       INDEX
                                                                                       FUND
                                                            -------------------------------------------------------------------

                                                             For the
                                                           six months     For the   For the     For the    For the    For the
                                                              ended        year       year        year       year      period
                                                            02/28/01       ended     ended       ended      ended    03/12/96*-
                                                           (Unaudited)   08/31/00   08/31/99    08/31/98   08/31/97   08/31/96
                                                           -----------   --------   --------    --------   --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ..................... $  7.58     $  7.93    $   3.30    $  8.66    $ 11.38    $12.24(1)
                                                             -------     -------    --------    -------    -------    ------
  Net investment income/(loss) (+) .........................    0.01        0.13        0.05       0.07      (0.00)**   0.04
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions and
    translation of other assets and
    liabilities denominated in foreign currencies ..........   (0.93)      (0.21)       4.70      (5.37)     (2.67)    (0.86)
                                                             -------     -------    --------    -------    -------    ------
      Net increase/(decrease) in net assets
        resulting from operations ..........................   (0.92)      (0.08)       4.75      (5.30)     (2.67)    (0.82)
                                                             -------     -------    --------    -------    -------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income .....................   (0.05)      (0.11)      (0.05)     (0.04)     (0.00)**  (0.03)
  Dividends in excess of net investment income                    --          --       (0.06)     (0.01)     (0.01)    (0.01)
  Distributions from net realized gains ....................   (0.06)      (0.14)         --         --      (0.02)       --
  Distributions in excess of net realized gains ............      --          --          --         --         --        --
  Return of capital ........................................      --       (0.02)      (0.01)     (0.01)     (0.02)       --
                                                             -------     -------    --------    -------    -------    ------
      Total dividends and distributions ....................   (0.11)      (0.27)      (0.12)     (0.06)     (0.05)    (0.04)
                                                             -------     -------    --------    -------    -------    ------
  Net asset value, end of period ........................... $  6.55     $  7.58    $   7.93    $  3.30    $  8.66    $11.38
                                                             =======     =======    ========    =======    =======    ======
  TOTAL INVESTMENT RETURN (2) ..............................  (12.09)%(4)  (1.29)%    144.52%    (61.29)%   (23.48)%   (6.73)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ..................... $64,865     $88,719    $113,438    $47,248    $14,722    $9,107
  Ratios of expenses to average net assets (5) .............    0.84%(3)    0.94%       0.97%      1.08%      1.43%     1.56%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) ..............................    0.30%(3)    1.60%       0.76%      1.17%      0.03%     0.69%(3)
  Portfolio turnover rate (6) ..............................    8.18%(4)   52.06%      25.31%     67.17%     13.40%    26.29%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement
    of operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
        Ratios of expenses to average net assets before
          waivers/reimbursements ...........................      --          --          --         --       1.43%     1.57%(3)
        Ratios of net investment income/(loss)
          to average net assets
          before waivers/reimbursements ....................      --          --          --         --       0.03%     0.68%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).


                                                             ISHARES MSCI
                                                              SOUTH KOREA
                                                                 INDEX
                                                                 FUND
                                                           ------------------------

                                                            For the
                                                           six months     For the
                                                              ended       period
                                                            02/28/01     05/10/00*-
                                                           (Unaudited)    08/31/00
                                                           -----------   ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .................... $ 18.16      $ 20.36(1)
                                                            -------      -------
  Net investment income/(loss) (+) ........................   (0.06)       (0.04)
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions and
    translation of other assets and
    liabilities denominated in foreign currencies .........   (3.99)       (2.16)
                                                            -------      -------
      Net increase/(decrease) in net assets
        resulting from operations .........................   (4.05)       (2.20)
                                                            -------      -------
LESS DISTRIBUTIONS
  Dividends from net investment income ....................      --           --
  Dividends in excess of net investment income                   --           --
  Distributions from net realized gains ...................      --           --
  Distributions in excess of net realized gains ...........      --           --
  Return of capital .......................................      --           --
                                                            -------      -------
      Total dividends and distributions ...................      --           --
                                                            -------      -------
  Net asset value, end of period .......................... $ 14.11      $ 18.16
                                                            =======      =======
  TOTAL INVESTMENT RETURN (2) .............................  (22.30)%(4)  (10.81)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .................... $19,046      $13,622
  Ratios of expenses to average net assets (5) ............    0.99%(3)     0.99%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) .............................   (0.88)%(3)   (0.63)%(3)
  Portfolio turnover rate (6) .............................    6.47%(4)    55.13%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement
    of operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
        Ratios of expenses to average net assets before
          waivers/reimbursements ..........................    1.16%(3)     1.38%(3)
        Ratios of net investment income/(loss)
          to average net assets
          before waivers/reimbursements ...................   (1.05)%(3)   (1.02)%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).




                                                                                       ISHARES MSCI
                                                                                           SPAIN
                                                                                           INDEX
                                                                                           FUND
                                                             -------------------------------------------------------------------

                                                              For the
                                                             six months    For the   For the    For the    For the     For the
                                                                ended        year      year       year       year       period
                                                              02/28/01      ended     ended      ended      ended    03/12/96*-
                                                             (Unaudited)   08/31/00  08/31/99   08/31/98   08/31/97    08/31/96
                                                             -----------   --------  --------   --------  ---------  -----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ....................    $ 24.19     $ 25.59   $ 23.84    $ 18.49    $14.09      $13.28(1)
                                                               -------     -------   -------    -------    ------      ------
  Net investment income/(loss) (+) ........................       0.08        0.15      0.09       0.16      0.19        0.14
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions and
    translation of other assets and
    liabilities denominated in foreign currencies .........       0.25       (0.60)     3.14       5.94      5.33        0.98
                                                               -------     -------   -------    -------    ------      ------
      Net increase/(decrease) in net assets
        resulting from operations .........................      0.33        (0.45)     3.23       6.10      5.52        1.12
                                                               -------     -------   -------    -------    ------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income ....................         --       (0.14)    (0.07)     (0.12)    (0.12)      (0.18)
  Dividends in excess of net investment income                      --          --     (0.02)     (0.02)    (0.05)         --
  Distributions from net realized gains ...................         --       (0.48)    (1.35)     (0.55)    (0.86)      (0.13)
  Distributions in excess of net realized gains ...........         --       (0.32)       --         --        --          --
  Return of capital .......................................         --       (0.01)    (0.04)     (0.06)    (0.09)         --
                                                               -------     -------   -------    -------    ------      ------
      Total dividends and distributions ...................         --       (0.95)    (1.48)     (0.75)    (1.12)      (0.31)
                                                               -------     -------   -------    -------    ------      ------
  Net asset value, end of period ..........................    $ 24.52     $ 24.19   $ 25.59    $ 23.84    $18.49      $14.09
                                                               =======     =======   =======    =======    ======      ======
  TOTAL INVESTMENT RETURN (2) .............................       1.36%(4)   (1.81)%   13.39%     32.58%    39.15%       8.45%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................    $31,258     $39,913   $36,469    $25,029    $8,321      $4,227
  Ratios of expenses to average net assets (5) ............       0.84%(3)    0.99%     1.04%      1.11%     1.67%       1.76%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) .............................       0.67%(3)    0.57%     0.31%      0.61%     1.04%       2.04%(3)
  Portfolio turnover rate (6) .............................       8.77%(4)   39.42%    16.58%      9.10%    19.21%       4.73%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on  commencement
    of operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
        Ratios of expenses to average net assets before
          waivers/reimbursements ..........................         --          --        --         --      1.67%       1.77%(3)
        Ratios of net investment income/(loss)
          to average net assets
          before waivers/reimbursements ...................         --          --        --         --      1.04%       2.03%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).



                 See accompanying notes to financial statements.

                                    84 and 85

FEBRUARY 28, 2001

FINANCIAL HIGHLIGHTS (continued                                   ISHARES, INC.
-------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                                                   ISHARES MSCI
                                                                                      SWEDEN
                                                                                       INDEX
                                                                                       FUND
                                                         --------------------------------------------------------------------
                                                           For the
                                                         six months       For the    For the    For the   For the   For the
                                                            ended          year        year      year      year      period
                                                          02/28/01         ended      ended     ended     ended    03/12/96*-
                                                         (Unaudited)      08/31/00   08/31/99  08/31/98  08/31/97   08/31/96
                                                         -----------      --------   --------  --------  --------  ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ................     $ 24.38        $ 22.26    $ 18.39   $ 18.32    $14.67    $13.22(1)
                                                            -------        -------    -------   -------    ------    ------
  Net investment income/(loss) (+) ....................       (0.08)          0.14       0.10      0.10     (0.03)     0.20
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions and
    translation of other assets and
    liabilities denominated in foreign currencies .....       (7.40)          8.38       4.52      0.95      4.45      1.67
                                                            -------        -------    -------   -------    ------    ------
      Net increase/(decrease) in net assets
        resulting from operations .....................       (7.48)          8.52       4.62      1.05      4.42      1.87
                                                            -------        -------    -------   -------    ------    ------
LESS DISTRIBUTIONS
  Dividends from net investment income ................          --          (0.12)     (0.09)    (0.08)       --     (0.23)
  Dividends in excess of net investment income ........          --          (0.02)     (0.01)    (0.01)       --     (0.07)
  Distributions from net realized gains ...............          --          (6.09)     (0.62)    (0.86)    (0.77)    (0.12)
  Distributions in excess of net realized gains .......          --          (0.13)     (0.01)    (0.01)       --        --
  Return of capital ...................................          --          (0.04)     (0.02)    (0.02)       --        --
                                                            -------        -------    -------   -------    ------    ------
      Total dividends and distributions ...............          --          (6.40)     (0.75)    (0.98)    (0.77)    (0.42)
                                                            -------        -------    -------   -------    ------    ------
  Net asset value, end of period ......................     $ 16.90        $ 24.38    $ 22.26   $ 18.39    $18.32    $14.67
                                                            =======        =======    =======   =======    ======    ======
TOTAL INVESTMENT RETURN (2) ...........................      (30.68)%(4)     39.15%     25.09%     5.48%    30.10%    14.13%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ................     $16,479        $23,774    $20,034   $13,791    $8,243    $4,400
  Ratios of expenses to average net assets (5) ........        0.84%(3)       1.03%      1.13%     1.17%     1.64%     1.75%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) .........................       (0.80)%(3)      0.46%      0.49%     0.48%    (0.19)%    3.05%(3)
  Portfolio turnover rate (6) .........................       21.18%(4)      90.13%     33.44%    10.88%    13.71%     5.87%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement
    of operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the net
    asset value per share on the last day of the
    period reported. Dividends and distributions, if
    any, are assumed, for purposes of this
    calculation, to be reinvested at the net asset
    value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year ended
    August 31, 2000. If such waivers/reimbursements
    had not been made the ratios of expenses to
    average net assets and ratios of net investment
    income/(loss) to average net assets would have
    been as follows:
       Ratios of expenses to average net
         assets before waivers/reimbursements .........          --             --         --        --      1.64%     1.76%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements ................          --             --         --        --     (0.19)%    3.04%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).


                                                                                 ISHARES MSCI
                                                                                  SWITZERLAND
                                                                                     INDEX
                                                                                     FUND
                                                      -------------------------------------------------------------------------
                                                       For the
                                                      six months     For the     For the      For the     For the      For the
                                                         ended        year        year         year        year        period
                                                        02/28/01      ended       ended        ended       ended     03/12/96*-
                                                      (Unaudited)   08/31/00    08/31/99     08/31/98    08/31/97     08/31/96
                                                      -----------   ---------   ---------    --------    --------    ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ............     $ 15.54      $ 15.39     $ 15.55      $ 13.79     $ 12.29      $12.07(1)
                                                        -------      -------     -------      -------     -------      ------
  Net investment income/(loss) (+) ................       (0.05)        0.04        0.04        (0.00)**    (0.04)       0.08
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions and
    translation of other assets and
    liabilities denominated in foreign currencies .        0.02         0.27        0.19         3.01        2.11        0.24
                                                        -------      -------     -------      -------     -------      ------
      Net increase/(decrease) in net assets
        resulting from operations .................       (0.03)        0.31        0.23         3.01        2.07        0.32
                                                        -------      -------     -------      -------     -------      ------
LESS DISTRIBUTIONS
  Dividends from net investment income ............          --        (0.03)      (0.03)          --          --       (0.10)
  Dividends in excess of net investment income ....          --        (0.01)      (0.04)       (0.01)         --          --
  Distributions from net realized gains ...........          --        (0.11)      (0.17)       (1.21)      (0.57)         --
  Distributions in excess of net realized gains ...          --           --       (0.14)          --          --          --
  Return of capital ...............................          --        (0.01)      (0.01)       (0.03)      (0.00)**       --
                                                        -------      -------     -------      -------     -------      ------
      Total dividends and distributions ...........          --        (0.16)      (0.39)       (1.25)      (0.57)      (0.10)
                                                        -------      -------     -------      -------     -------      ------
  Net asset value, end of period ..................     $ 15.51      $ 15.54     $ 15.39      $ 15.55     $ 13.79      $12.29
                                                        =======      =======     =======      =======     =======      ======
TOTAL INVESTMENT RETURN (2) .......................       (0.19)%(4)    1.96%       1.47%       21.24%      16.69%       2.60%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ............     $40,738      $44,685     $38,499      $29,163     $13,805      $6,158
  Ratios of expenses to average net assets (5) ....        0.84%(3)     1.01%       1.09%        1.15%       1.52%       1.82%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) .....................       (0.61)%(3)   0.23%        0.24%       (0.03)%     (0.29)%      1.39%(3)
  Portfolio turnover rate (6) .....................       16.15%(4)    34.87%      35.10%       43.09%      48.05%      17.06%(4)

*   Commencement of operations. ** Less than one
    cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement of
    operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the net
    asset value per share on the last day of the
    period reported. Dividends and distributions, if
    any, are assumed, for purposes of this
    calculation, to be reinvested at the net asset
    value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year ended
    August 31, 2000. If such waivers/reimbursements
    had not been made the ratios of expenses to
    average net assets and ratios of net investment
    income/(loss) to average net assets would have
    been as follows:
       Ratios of expenses to average net
         assets before waivers/reimbursements .....          --           --          --           --        1.53%       1.83%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements ............          --           --          --           --       (0.29)%      1.38%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).



                                                                      ISHARES MSCI
                                                                         TAIWAN
                                                                          INDEX
                                                                          FUND
                                                               -------------------------
                                                                For the
                                                               six months       For the
                                                                  ended         period
                                                                02/28/01      06/21/00*-
                                                               (Unaudited)     08/31/00
                                                               -----------    ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ...................     $  16.41        $ 19.59(1)
                                                               --------        -------
  Net investment income/(loss) (+) .......................        (0.05)          0.47
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions and
    translation of other assets and
    liabilities denominated in foreign currencies ........        (4.15)         (2.79)
                                                               --------        -------
      Net increase/(decrease) in net assets
        resulting from operations ........................        (4.20)         (2.32)
                                                               --------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income ...................           --          (0.32)
  Dividends in excess of net investment income ...........           --             --
  Distributions from net realized gains ..................           --             --
  Distributions in excess of net realized gains ..........           --          (0.10)
  Return of capital ......................................           --          (0.44)
                                                               --------        -------
      Total dividends and distributions ..................           --          (0.86)
                                                               --------        -------
  Net asset value, end of period .........................     $  12.21        $ 16.41
                                                               ========        =======
TOTAL INVESTMENT RETURN (2) ..............................       (25.59)%(4)    (12.10)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................     $103,775        $42,667
  Ratios of expenses to average net assets (5) ...........         0.99%(3)       0.99%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) ............................        (0.86)%(3)     13.31%(3)
  Portfolio turnover rate (6) ............................         2.50%(4)      51.68%(4)

*   Commencement of operations.
**  Less than one cent per share.
+ Based on average shares outstanding throughout the period.
(1) Net asset value per share on commencement of operations.
(2) Total investment return is calculated assuming a purchase of capital stock at net asset value per share on the first day and a sale at the net asset value per share on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee through December 31, 1996 and reimbursements from the Adviser commencing with the year ended August 31, 2000. If such waivers/reimbursements had not been made the ratios of expenses to average net assets and ratios of net investment income/(loss) to average net assets would have been as follows:

       Ratios of expenses to average net
         assets before waivers/reimbursements ............         1.00%(3)       1.60%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements ...................        (0.86)%(3)     12.70%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).



                 See accompanying notes to financial statements.

                                    86 and 87

FEBRUARY 28, 2001

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                                   ISHARES MSCI
                                                                                  UNITED KINGDOM
                                                                                       INDEX
                                                                                       FUND
                                                          -------------------------------------------------------------------
                                                           For the
                                                          six months     For the    For the    For the    For the    For the
                                                            ended         year        year      year       year      period
                                                           02/28/01       ended      ended      ended      ended   03/12/96*-
                                                          (Unaudited)   08/31/00    08/31/99   08/31/98   08/31/97   08/31/96
                                                          -----------   --------    --------   --------   -------- ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ................     $  18.35      $ 20.25   $  18.48   $ 16.50    $ 13.15   $ 12.14(1)
                                                            --------     --------   --------   -------    -------   -------
  Net investment income/(loss) (+) ....................         0.09         0.27       0.44      0.37       0.38      0.21
  Net realized and unrealized gain/(loss)
    on investments and foreign
    currency related transactions and
    translation of other assets and
    liabilities denominated in foreign currencies .....        (1.87)       (0.85)      2.40      2.12       3.62      1.06
                                                            --------     --------   --------   -------    -------   -------
      Net increase/(decrease) in net
        assets resulting from operations ..............        (1.78)       (0.58)      2.84      2.49       4.00      1.27
                                                            --------     --------   --------   -------    -------   -------
LESS DISTRIBUTIONS
  Dividends from net investment income ................           --        (0.23)     (0.36)    (0.29)     (0.32)    (0.20)
  Dividends in excess of net investment income ........           --        (0.02)     (0.01)    (0.04)     (0.06)    (0.03)
  Distributions from net realized gains ...............        (0.02)       (0.84)     (0.60)    (0.11)     (0.17)    (0.00)**
  Distributions in excess of net realized gains .......           --        (0.19)     (0.02)       --         --        --
  Return of capital ...................................           --        (0.04)     (0.08)    (0.07)     (0.10)    (0.03)
                                                            --------     --------   --------   -------    -------   -------
      Total dividends and distributions ...............        (0.02)       (1.32)     (1.07)    (0.51)     (0.65)    (0.26)
                                                            --------     --------   --------   -------    -------   -------
  Net asset value, end of period ......................     $  16.55     $  18.35   $  20.25   $ 18.48    $ 16.50   $ 13.15
                                                            ========     ========   ========   =======    =======   =======
TOTAL INVESTMENT RETURN (2) ...........................        (9.72)%(4)   (3.00)%    15.33%    14.98%     30.48%    10.41%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ................     $135,687     $146,803   $113,402   $62,846    $29,721   $15,790
  Ratios of expenses to average net assets (5) ........         0.84%(3)     0.94%      0.97%     1.03%      1.38%     1.61%(3)
  Ratios of net investment income/(loss)
    to average net assets (5) .........................         1.06%(3)     1.39%      2.16%     1.90%      2.47%     3.62%(3)
  Portfolio turnover rate (6) .........................        14.95%(4)    32.83%     13.24%     2.83%      1.84%     0.00%(4)

*   Commencement of operations.
**  Less than one cent per share.
+   Based on average shares outstanding throughout
    the period.
(1) Net asset value per share on commencement
    of operations.
(2) Total investment return is calculated assuming
    a purchase of capital stock at net asset value
    per share on the first day and a sale at the
    net asset value per share on the last day of
    the period reported. Dividends and
    distributions, if any, are assumed, for
    purposes of this calculation, to be reinvested
    at the net asset value per share on the
    ex-dividend date.
(3) Annualized.
(4) Not Annualized.
(5) Includes voluntary waivers of the listing fee
    through December 31, 1996 and reimbursements
    from the Adviser commencing with the year
    ended August 31, 2000. If such
    waivers/reimbursements had not been made the
    ratios of expenses to average net assets and
    ratios of net investment income/(loss) to
    average net assets would have been as follows:
       Ratios of expenses to average net assets before
         waivers/reimbursements .......................           --           --         --        --       1.38%     1.62%(3)
       Ratios of net investment income/(loss)
         to average net assets
         before waivers/reimbursements ................           --           --         --        --       2.47%     3.61%(3)
(6) Excludes portfolio securities received or
    delivered as a result of processing capital
    share transactions in Creation Unit(s).

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)                          ISHARES, INC.
--------------------------------------------------------------------------------

GENERAL

     iShares, Inc. (formerly WEBS Index Fund, Inc.) (the "Fund") was incorporated under the laws of the State of Maryland on September 1, 1994, and seventeen of its portfolios (each portfolio, an "iShares MSCI Index Fund") commenced operations on March 12, 1996. The iShares MSCI South Korea Index Fund commenced operations on May 10, 2000; the iShares MSCI Taiwan Index Fund commenced operations on June 21, 2000; the iShares MSCI Brazil (Free) Index Fund commenced operations on July 11, 2000 and the iShares MSCI EMU Index Fund commenced operations on July 26, 2000. The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open end management investment company.

     The shares of common stock of each iShares MSCI Index Fund are traded on the American Stock Exchange, Inc. (the "AMEX") under the following symbols:

         ISHARES MSCI INDEX FUND                                 SYMBOL
         ----------------------                                  ------
         iShares MSCI Australia Index Fund                        EWA
         iShares MSCI Austria Index Fund                          EWO
         iShares MSCI Belgium Index Fund                          EWK
         iShares MSCI Brazil (Free) Index Fund                    EWZ
         iShares MSCI Canada Index Fund                           EWC
         iShares MSCI EMU Index Fund                              EZU
         iShares MSCI France Index Fund                           EWQ
         iShares MSCI Germany Index Fund                          EWG
         iShares MSCI Hong Kong Index Fund                        EWH
         iShares MSCI Italy Index Fund                            EWI
         iShares MSCI Japan Index Fund                            EWJ
         iShares MSCI Malaysia (Free) Index Fund                  EWM
         iShares MSCI Mexico (Free) Index Fund                    EWW
         iShares MSCI Netherlands Index Fund                      EWN
         iShares MSCI Singapore (Free) Index Fund                 EWS
         iShares MSCI South Korea Index Fund                      EWY
         iShares MSCI Spain Index Fund                            EWP
         iShares MSCI Sweden Index Fund                           EWD
         iShares MSCI Switzerland Index Fund                      EWL
         iShares MSCI Taiwan Index Fund                           EWT
         iShares MSCI United Kingdom Index Fund                   EWU

     On December 9, 1999, the following additional iShares MSCI Index Funds were established, but have not commenced operations: iShares MSCI Greece Index Fund; iShares MSCI Indonesia (Free) Index Fund; iShares MSCI Portugal Index Fund; iShares MSCI South Africa Index Fund; iShares MSCI Thailand (Free) Index Fund; iShares MSCI Turkey Index Fund and iShares MSCI USA Index Fund.

     The investment objective of each of the iShares MSCI Index Funds is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular equity securities index compiled by Morgan Stanley Capital International Inc. ("MSCI"). As of December 31, 2000 the MSCI Indices utilized by the Funds reflect the reinvestment of net dividends. (Prior to December 31, 2000 the MSCI Indices utilized by the iShares MSCI Brazil
(Free) Index Fund, iShares MSCI Mexico (Free) Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund reflected the reinvestment of gross dividends). The MSCI Index utilized by the iShares MSCI Malaysia (Free) Index Fund reflected the reinvestment of gross dividends from May 31, 2000 to December 31, 2000.

     Each iShares MSCI Index Fund utilizes a "passive" or indexing investment approach in an effort to approximate the investment performance of its benchmark index through the use of quantitative analytical procedures.

     The Fund issues and redeems shares of each iShares MSCI Index Fund only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, iShares are not redeemable securities. The non-redeemable iShares trade on the AMEX during the day at prices that differ to some degree from their net asset value.

     The Depository Trust Company ("DTC") acts as the securities depository for the shares of the iShares MSCI Index Funds. iShares MSCI Index Funds are represented by global securities, registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

--------------------------------------------------------------------------------

     Each of the iShares MSCI Japan Index Fund, the iShares MSCI United Kingdom Index Fund and the iShares MSCI USA Index Fund is classified as a "diversified" investment company under the Act. Each of the other iShares MSCI Index Funds is classified as a "non-diversified" investment company under the Act.

SIGNIFICANT ACCOUNTING POLICIES

     The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

PORTFOLIO VALUATION

     Investments are stated at value. All securities for which market quotations are readily available are valued at (i) the last sales price prior to the time of determination, if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, or (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are traded over-the-counter are valued at the last quoted bid price. Securities for which market values are not readily available are carried at fair value as determined in good faith by Barclays Global Fund Advisors (the "Adviser") in accordance with procedures adopted by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

TAX STATUS

     No provision is made for U.S. Federal income or excise taxes as it is each iShares MSCI Index Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

     If so elected, each iShares MSCI Index Fund's realized net foreign exchange losses and realized net capital losses incurred since October 31, 1999 will be treated for tax purposes as arising on September 1, 2000. Each iShares MSCI Index Fund incurred and will elect to defer such losses as follows:


                                                         FOREIGN EXCHANGE   NET REALIZED CAPITAL
         ISHARES MSCI INDEX FUND                              LOSSES               LOSSES
         -----------------------                             --------            ----------
         iShares MSCI Australia Index Fund                   $ 86,025            $2,012,229
         iShares MSCI Austria Index Fund                     $   --              $  384,872
         iShares MSCI Belgium Index Fund                     $  3,839            $  336,200
         iShares MSCI Brazil (Free) Index Fund               $ 12,733            $       --
         iShares MSCI Canada Index Fund                      $ 45,033            $       --
         iShares MSCI EMU Index Fund                         $      4            $      559
         iShares MSCI France Index Fund                      $ 82,559            $       --
         iShares MSCI Germany Index Fund                     $   --              $       --
         iShares MSCI Hong Kong Index Fund                   $  2,374            $       --
         iShares MSCI Italy Index Fund                       $ 39,231            $       --
         iShares MSCI Japan Index Fund                       $   --              $       --
         iShares MSCI Malaysia (Free) Index Fund             $   --              $       --
         iShares MSCI Mexico (Free) Index Fund               $  6,504            $       --
         iShares MSCI Netherlands Index Fund                 $   --              $       --
         iShares MSCI Singapore (Free) Index Fund            $   --              $       --
         iShares MSCI South Korea Index Fund                 $ 19,699            $  497,310
         iShares MSCI Spain Index Fund                       $ 64,689            $       --
         iShares MSCI Sweden Index Fund                      $  4,360            $       --
         iShares MSCI Switzerland Index Fund                 $   --              $       --
         iShares MSCI Taiwan Index Fund                      $  5,064            $       --
         iShares MSCI United Kingdom Index Fund              $118,193            $       --

                                                                   ISHARES, INC.
--------------------------------------------------------------------------------

     In addition, each of the following iShares MSCI Index Funds has a capital loss carryover which will expire as follows:


         ISHARES MSCI INDEX FUND                                  2007                       2008
         -----------------------                               ----------                  --------
         iShares MSCI Australia Index Fund                     $  674,889                  $630,985
         iShares MSCI Austria Index Fund                       $    4,273                  $551,208
         iShares MSCI Belgium Index Fund                       $       --                  $ 94,675
         iShares MSCI Hong Kong Index Fund                     $4,583,086                  $     --
         iShares MSCI Malaysia (Free) Index Fund               $8,654,333                  $     --

     If any of the iShares MSCI Index Funds own shares in certain foreign investment entities, referred to, under U.S. tax law principles, as "passive foreign investment companies", such iShares MSCI Index Funds may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

FOREIGN CURRENCY TRANSLATION

     The books and records of each iShares MSCI Index Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (i) Market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

         (ii) Purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

     Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) Index is that as of 3:00 p.m. New York City time). However, the Fund may use a different exchange rate from the rate used by MSCI in the event that the Adviser concludes that such rate is more appropriate.

     Effective January 1, 1999, foreign currency amounts for the iShares MSCI Austria Index Fund, iShares MSCI Belgium Index Fund, iShares MSCI France Index Fund, iShares MSCI Germany Index Fund, iShares MSCI Italy Index Fund, iShares MSCI Netherlands Index Fund, and iShares MSCI Spain Index Fund are converted into U.S. Dollars using the Euro exchange rate.

     Each iShares MSCI Index Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Each iShares MSCI Index Fund reports certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller, less developed and have less reliable settlement and share registration procedures.

DISTRIBUTION OF INCOME AND GAINS

     Each iShares MSCI Index Fund intends to distribute, at least annually, to shareholders, substantially all of its net investment income, including net foreign currency gains, if any, and any realized net capital gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

     In addition, each iShares MSCI Index Fund intends to distribute, at least annually, amounts representing the dividend yield on the underlying portfolio securities of each iShares MSCI Index Fund, net of expenses, as if such iShares MSCI Index Fund owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional iShares.

     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. tax law principles, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within each iShares MSCI Index Funds' capital accounts based on their Federal tax treatment. Dividends and distributions which exceed net investment income and realized net capital gains for financial

--------------------------------------------------------------------------------


reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and realized net capital gains, respectively. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital distributions.

     For the year ended August 31, 2000, each iShares MSCI Index Fund reclassified certain amounts from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions.

ORGANIZATION COSTS

     Organization costs were originally allocated to each of the seventeen original iShares MSCI Index Funds based on the original net assets of each of these iShares MSCI Index Funds. Such organization costs have been deferred and are amortized ratably on the reverse sum of the years digits method over a period of sixty months from the commencement of operations. Such period expires on March 11, 2001.

     If any of the shares initially issued to the Distributor are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by their pro rata share of the unamortized organization costs. The pro rata share by which the proceeds are reduced is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

     Organization costs of the iShares MSCI Brazil (Free) Index Fund; iShares MSCI EMU Index Fund; iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund were expensed in their first year of operations.

FEE ARRANGEMENTS

     The Adviser manages the investments of each of the iShares MSCI Index Funds. Effective May 8, 2000, the Fund modified its Advisory Agreement (the "Advisory Agreement") with the Adviser. Prior to May 8, 2000, for its services to each iShares MSCI Index Fund, the Adviser received fees based on the Fund's aggregate average daily net assets equal to .27% per annum up to aggregate net assets of $1.7 billion; plus .15% per annum of the aggregate net assets between $1.7 billion and $7 billion; plus .12% per annum of the aggregate net assets between $7 billion and $10 billion; plus .08% per annum of the aggregate net assets in excess of $10 billion.

     At a January 28, 2000 Special Meeting of the Board of Directors of the Fund, the Board considered and approved, and recommended to shareholders for their approval at a Special Meeting of Shareholders held on May 8, 2000, amendments to the Advisory Agreement between the Fund and the Adviser. The amendments provide for a revised investment advisory fee to be paid to the Adviser that would generally fix the expense ratio of each iShares MSCI Index Fund at .59% of average daily net assets plus payments under the Fund's Rule 12b-1 Distribution Plan of up to .25% of average daily net assets for a total expense ratio of .84% of average daily net assets for all iShares MSCI Index Funds except the iShares MSCI Brazil (Free) Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund. The expense ratio of each of these three iShares MSCI Index Funds is .74% of average daily net assets plus payments under the Fund's Rule 12b-1 Distribution Plan of up to .25% of average daily net assets for a total expense ratio of .99% of average daily net assets.

     The Advisory Agreement was amended in several respects. Effective May 8, 2000, it provides that the Fund is responsible for its expenses, but that the Adviser will receive from the Fund the difference between the Fund's expenses (except for expenses incurred in connection with the execution of portfolio transactions; expenses incurred in connection with the Fund's Rule 12b-1 Distribution Plan; litigation expenses; taxes; any cost or expense that a majority of the Directors of the Fund who are not "interested persons" (as defined in the Act) deems to be an extraordinary expense; and the advisory fee itself) and .59% per annum of the aggregate net assets of the Developed Country Funds (the seventeen original iShares MSCI Index Funds plus the EMU and USA Index Funds) less than or equal to $7.0 billion, plus .54% per annum of the aggregate net assets of the Developed Country Funds between $7.0 billion and $11.0 billion, plus .49% per annum of the aggregate net assets of the Developed Country Funds in excess of $11.0 billion. For its investment management services to the iShares MSCI Brazil (Free) Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund, the Adviser is paid management fees equal to each of these three iShares MSCI Index Funds' allocable portion of:
0.74% per annum of the aggregate net assets of these three Index Funds less than or equal to $2 billion, plus 0.69% per annum of the aggregate net assets of these three iShares MSCI Index Funds between $2 billion and $4 billion, plus 0.64% per annum of the aggregate net assets of the net assets of these three iShares MSCI Index Funds greater than $4 billion. The Adviser is responsible for any expenses of the Fund (other than the exceptions listed above) that would cause the Fund's expenses to exceed such levels.

     The Fund has an Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"). Under the Administration and Accounting Services Agreement, PFPC assists in supervising the operations of each iShares MSCI Index Fund.

                                                                   ISHARES, INC.
--------------------------------------------------------------------------------

     Prior to February 1, 2000, for its services to the Fund, the Administrator received an aggregate fee equal to each iShares MSCI Index Fund's allocable portion of: .22% per annum of the aggregate average daily net assets of the Fund up to $1.5 billion; plus .15% per annum of the aggregate average daily net assets of the Fund between $1.5 billion and $3 billion, plus .14% per annum of the aggregate average daily net assets of the Fund between $3 billion and $5 billion, plus .13% per annum of the aggregate average daily net assets of the Fund between $5 billon and $7.5 billion, plus .115% per annum of the aggregate average daily net assets of the Fund between $7.5 billion and $10 billion, plus
 .10% per annum of the aggregate average daily net assets of the Fund in excess of $10 billion.

     Effective February 1, 2000, for its services to the iShares MSCI Index Funds, the Administrator receives an aggregate fee equal to each iShares MSCI Index Fund's allocable portion of: .15% per annum of the aggregate average daily net assets of the Fund up to $3 billion; plus .10% per annum of the aggregate average daily net assets of the Fund between $3 billion and $4.5 billion and
 .095% of the aggregate average daily net assets of the Fund in excess of $4.5 billion. The Administrator receives a minimum monthly fee of .05% of the aggregate average daily net assets of the Fund plus $131,250 for the current twenty one iShares MSCI Index Funds.

     PFPC and the Fund are party to a Sub-Administration Agreement with Morgan Stanley & Co. Incorporated ("MS&Co."). The Administrator pays MS&Co. an annual fee of .05% of the average daily net assets of the Fund for its sub-administration services.

     PFPC Inc., an affiliate of the Administrator, serves as each iShares MSCI Index Fund's Transfer Agent and Dividend Disbursement Agent.

     The Fund has a Sub-License Agreement with Barclay Global Investors, N.A. for the use of the relevant MSCI Indices. Effective November 1, 2000 each iShares MSCI Index Fund no longer pays a fee for the use of such MSCI indices. Prior to November 1, 2000 each iShares MSCI Index Fund paid a license fee equal to .03% per annum of the average daily net assets of each iShares MSCI Index Fund.

     Prior to March 26, 2000, the Fund had adopted a Distribution Plan pursuant to Rule 12b-1 under the Act ("Rule 12b-1 Plan") with respect to each of the original 17 iShares MSCI Index Funds. Under the Rule 12b-1 Plan, Funds
Distributor, Inc. ("FDI") was paid an annual fee of up to .25% of the average daily net assets of each of the original 17 iShares MSCI Index Funds as compensation in connection with the offering and sale of shares of each of the original 17 iShares MSCI Index Funds. The fee paid to FDI under the Rule 12b-1 Plan was accrued daily and paid monthly with respect to each of the original 17 iShares MSCI Index Funds. For its services to the original 17 iShares MSCI Index Funds, FDI received an annual fee under the Rule 12b-1 Plan of .20% of the average daily net assets of each of the original 17 iShares MSCI Index Funds.

     At the January 28, 2000 meeting, the Board approved, upon the recommendation of the Adviser, the termination of FDI as distributor for the Fund and the appointment of SEI Investments Distribution Co. ("SEI") as distributor, which became effective on March 27, 2000. The distribution agreement between the Fund and SEI is substantially identical to the Fund's former agreement with FDI. In addition, the Board approved the removal of the previous limitation on annual distribution fees paid by an iShares MSCI Index Fund under the Fund's Rule 12b-1 Distribution Plan (up to .20% of the average daily net assets of the iShares MSCI Index Fund) effective at the time that SEI became the Fund's distributor. Each iShares MSCI Index Fund may pay annual distribution fees of up to .25% of the average daily net assets of the iShares MSCI Index Fund under the Rule 12b-1 Distribution Plan. Accordingly, effective March 27, 2000, SEI is paid an annual fee of .25% of the average daily net assets of each iShares MSCI Index Fund. The Directors also approved, upon the recommendation of the Adviser, a Marketing and Consulting Agreement (the "Marketing Agreement") with FDI. The Marketing Agreement provides that FDI will provide certain marketing and consulting services in connection with the distribution of the Fund's shares for a period of three years after the date that SEI became the Fund's distributor, in return for a fee of .035% of the average daily net assets of the Fund's 17 initial iShares MSCI Index Funds. Such fee is paid pursuant to the Fund's Rule 12b-1 Distribution Plan.

     The Chase Manhattan Bank ("Chase") serves as global custodian and securities lending agent to each of the iShares MCSI Index Funds. Effective February 1, 2000, the fees payable under the Custody Agreement were revised. For its custody services to each iShares MSCI Index Fund, Chase is now paid per annum fees based on the aggregate net assets of each iShares MSCI Index Fund as follows: iShares MSCI Australia Index Fund (.05%); iShares MSCI Austria Index Fund (.06%); iShares MSCI Belgium Index Fund (.05%); iShares MSCI Brazil (Free) Index Fund (.20%); iShares MSCI Canada Index Fund (.02%); iShares MSCI EMU Index Fund (a fee based on the aggregate net assets of each of its investments in Austria, Belgium, France, Germany, Italy, Netherlands and Spain at the fees applicable to these countries plus Finland (.06%), Ireland (.06%) and Portugal (.20%); iShares MSCI France Index Fund (.05%); iShares MSCI Germany Index Fund (.04%); iShares MSCI Hong Kong Index Fund (.04%); iShares MSCI Italy Index Fund (.05%); iShares MSCI Japan Index Fund (.026%); iShares MSCI Malaysia (Free) Index Fund (.07%); iShares MSCI Mexico (Free) Index Fund (.15%); iShares MSCI Netherlands Index Fund (.04%); iShares MSCI Singapore Index Fund (.05%); iShares MSCI South Korea Index Fund (.15%); iShares MSCI Spain Index Fund (.05%); iShares MSCI Sweden Index Fund (.05%); iShares MSCI Switzerland Index Fund (.05%); iShares MSCI Taiwan Index Fund (.20%) and iShares MSCI United Kingdom Index Fund (.01%).

--------------------------------------------------------------------------------

     Chase also receives certain fees for each transaction of each of the iShares MSCI Index Funds and is reimbursed for certain out-of-pocket expenses.

     The Fund pays each director who is not an "affiliated person" (as defined in the Act) of the Adviser an annual fee of $20,000 plus $5,000 for each Board of Directors meeting attended. The Chairman of the Board receives an annual fee of $30,000 plus $7,500 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with their attendance at Board of Directors meetings.

FOREIGN CURRENCY

     At February 28, 2001, each iShares MSCI Index Fund's cash balances included the following amount of foreign currency:


         ISHARES MSCI INDEX FUND                                   COST                            VALUE
         -----------------------                                 --------                        --------
         iShares MSCI Australia Index Fund                       $ 80,913                        $ 78,058
         iShares MSCI Austria Index Fund                         $  8,856                        $  8,811
         iShares MSCI Belgium Index Fund                         $  3,876                        $  3,752
         iShares MSCI Brazil (Free) Index Fund                   $     19                        $     18
         iShares MSCI Canada Index Fund                          $ 28,544                        $ 28,123
         iShares MSCI EMU Index Fund                             $ 12,496                        $ 12,631
         iShares MSCI France Index Fund                          $ 62,523                        $ 62,954
         iShares MSCI Germany Index Fund                         $340,727                        $350,081
         iShares MSCI Hong Kong Index Fund                       $467,858                        $467,858
         iShares MSCI Italy Index Fund                           $ 12,003                        $ 11,939
         iShares MSCI Japan Index Fund                           $224,006                        $222,832
         iShares MSCI Malaysia (Free) Index Fund                 $215,175                        $215,169
         iShares MSCI Mexico (Free) Index Fund                   $103,431                        $103,079
         iShares MSCI Netherlands Index Fund                     $  7,736                        $  7,696
         iShares MSCI Singapore (Free) Index Fund                $353,602                        $352,974
         iShares MSCI South Korea Index Fund                     $      1                        $      1
         iShares MSCI Spain Index Fund                           $ 82,902                        $ 81,092
         iShares MSCI Sweden Index Fund                          $ 64,284                        $ 64,414
         iShares MSCI Switzerland Index Fund                     $  5,735                        $  5,961
         iShares MSCI Taiwan Index Fund                          $120,715                        $120,616
         iShares MSCI United Kingdom Index Fund                  $133,952                        $133,035

STOCK LOAN

     Each iShares MSCI Index Fund may lend securities from its portfolio to brokers, dealers and other financial institutions. Because the collateral pledged to each iShares MSCI Index Fund in connection with these loans generates income, securities lending enables an iShares MSCI Index Fund to earn income that may partially offset the expenses of that iShares MSCI Index Fund. Each iShares MSCI Index Fund receives collateral equal to at least 100% of the current market value of the loaned securities. To the extent that the value of the collateral falls below the value of securities on loan, the Fund's Custodian will receive additional collateral on the next business day. Each iShares MSCI Index Fund receives cash collateral and may invest such collateral in short-term investments and bear the risk of loss of the invested collateral. In addition, an iShares MSCI Index Fund is exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. For its services as the securities lending agent, the Fund pays Chase, in respect of each iShares MSCI Index Fund, 40% of the net investment income earned on the collateral for securities loaned. The compensation each Fund earned in connection with securities lending is included in interest income.

                                                                   ISHARES, INC.
--------------------------------------------------------------------------------


     The market values of securities on loan to broker/dealers at February 28, 2001, and the cash collateral received with respect to such loans were as follows:


                                                             CASH
                                                           COLLATERAL               MARKET VALUE OF
         ISHARES MSCI INDEX FUND                            RECEIVED               LOANED SECURITIES
         -----------------------                          -----------              -----------------
         iShares MSCI Australia Index Fund                $ 2,185,598                  $ 2,092,107
         iShares MSCI Austria Index Fund                  $        --                  $        --
         iShares MSCI Belgium Index Fund                  $   874,521                  $   841,781
         iShares MSCI Brazil (Free) Index Fund            $        --                  $        --
         iShares MSCI Canada Index Fund                   $        --                  $        --
         iShares MSCI EMU Index Fund                      $        --                  $        --
         iShares MSCI France Index Fund                   $ 3,207,173                  $ 2,969,503
         iShares MSCI Germany Index Fund                  $56,156,441                  $53,299,528
         iShares MSCI Hong Kong Index Fund                $ 6,990,673                  $ 6,407,408
         iShares MSCI Italy Index Fund                    $12,698,982                  $11,975,801
         iShares MSCI Japan Index Fund                    $61,076,004                  $57,167,540
         iShares MSCI Malaysia (Free) Index Fund          $        --                  $        --
         iShares MSCI Mexico (Free) Index Fund            $ 5,651,719                  $ 4,672,551
         iShares MSCI Netherlands Index Fund              $        --                  $        --
         iShares MSCI Singapore (Free) Index Fund         $ 1,425,000                  $ 1,312,050
         iShares MSCI South Korea Index Fund              $        --                  $        --
         iShares MSCI Spain Index Fund                    $ 2,760,500                  $ 2,591,660
         iShares MSCI Sweden Index Fund                   $ 1,990,027                  $ 1,912,403
         iShares MSCI Switzerland Index Fund              $        --                  $        --
         iShares MSCI Taiwan Index Fund                   $        --                  $        --
         iShares MSCI United Kingdom Index Fund           $        --                  $        --

CAPITAL SHARES

     The Fund's authorized shares are 10.9 billion shares of capital stock. The following number of shares were allocated to each iShares MSCI Index Fund: iShares MSCI Australia Index Fund (127.8 million shares); iShares MSCI Austria Index Fund (19.8 million shares); iShares MSCI Belgium Index Fund (136.2 million shares); iShares MSCI Brazil (Free) Index Fund (500 million shares); iShares MSCI Canada Index Fund (340.2 million shares); iShares MSCI EMU Index Fund (500 million shares); iShares MSCI France Index Fund (340.2 million shares); iShares MSCI Germany Index Fund (382.2 million shares); iShares MSCI Greece Index Fund (200 million shares); iShares MSCI Hong Kong Index Fund (191.4 million shares); iShares MSCI Indonesia (Free) Index Fund (200 million shares); iShares MSCI Italy Index Fund (63.6 million shares); iShares MSCI Japan Index Fund (2,124.6 million shares); iShares MSCI Malaysia (Free) Index Fund (127.8 million shares); iShares MSCI Mexico (Free) Index Fund (255 million shares); iShares MSCI Netherlands Index Fund (255 million shares); iShares MSCI Portugal Index Fund (200 million shares); iShares MSCI Singapore (Free) Index Fund (191.4 million shares); iShares MSCI South Africa Index Fund (200 million shares); iShares MSCI South Korea Index Fund (200 million shares); iShares MSCI Spain Index Fund (127.8 million shares); iShares MSCI Sweden Index Fund (63.6 million shares); iShares MSCI Switzerland Index Fund (318.625 million shares); iShares MSCI Taiwan Index Fund (200 million shares); iShares MSCI Thailand (Free) Index Fund (200 million shares); iShares MSCI Turkey Index Fund (200 million shares); iShares MSCI United Kingdom Index Fund (943.2 million shares); and the iShares MSCI USA Index Fund (500 million shares). The iShares MSCI Greece Index Fund, iShares MSCI Indonesia (Free) Index Fund, iShares MSCI Portugal Index Fund, iShares MSCI South Africa Index Fund, iShares MSCI Thailand (Free) Index Fund, iShares MSCI Turkey Index Fund and iShares MSCI USA Index Fund have not commenced operations.

     The shares will not be issued or redeemed individually, but only in specified aggregations of shares (a "Creation Unit").

     The consideration for purchase of a Creation Unit of an iShares MSCI Index Fund is generally the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Basket Securities") and an amount of cash (the "Cash Component") (except for the iShares MSCI Brazil (Free) Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund which are offered in Creation Units solely for cash in U.S. Dollars). In addition, certain iShares MSCI Index Funds may include securities that are not in its respective MSCI Index in the Basket Securities. Non-Basket Securities may be held by an iShares MSCI Index Fund as a result of corporate actions, odd share lots, or as a result of rebalancing of the Basket Securities.

--------------------------------------------------------------------------------

     Shares of each iShares MSCI Index Fund are offered in Creation Units at net asset value without an initial sales load, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day (except the iShares MSCI Brazil (Free) Index Fund, iShares MSCI Malaysia Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund which are offered in Creation Units solely for cash in U.S. Dollars), plus a specified amount of cash and a purchase transaction fee. Shares of each of the other iShares MSCI Index Funds may also be issued in the specified aggregations for cash at the sole discretion of the Fund. Redemptions of the shares of each iShares MSCI Index Fund in the specified aggregations are made in portfolio securities, (except the iShares MSCI Brazil (Free) Index Fund, iShares MSCI Malaysia (Free) Index Fund, iShares MSCI South Korea Index Fund and iShares MSCI Taiwan Index Fund which are redeemed in Creation Units solely for cash, and minus a specified redemption transaction fee and except that residents of Australia and New Zealand are paid redemption proceeds in cash only. Shares of other iShares MSCI Index Funds may also be redeemed in the specified aggregations for cash by other persons at the sole discretion of the Fund.

PORTFOLIO ACTIVITY

     The iShares MSCI Index Funds' purchases and sales of securities (excluding in-kind transactions), other than short-term obligations, were as follows, for the six months ended February 28, 2001:


                                                                   PURCHASES OF                   SALES OF
         ISHARES MSCI INDEX FUND                                    SECURITIES                   SECURITIES
         -----------------------                                   -------------                -----------
         iShares MSCI Australia Index Fund                         $ 2,804,413                  $ 1,028,449
         iShares MSCI Austria Index Fund                           $ 4,359,631                  $ 4,448,829
         iShares MSCI Belgium Index Fund                           $ 1,274,962                  $ 1,617,420
         iShares MSCI Brazil (Free) Index Fund                     $ 2,352,390                  $ 2,819,903
         iShares MSCI Canada Index Fund                            $ 4,325,805                  $ 4,652,027
         iShares MSCI EMU Index Fund                               $   751,607                  $   699,928
         iShares MSCI France Index Fund                            $ 1,432,574                  $ 1,702,557
         iShares MSCI Germany Index Fund                           $   374,724                  $   351,928
         iShares MSCI Hong Kong Index Fund                         $ 9,688,185                  $10,623,023
         iShares MSCI Italy Index Fund                             $ 2,090,163                  $ 2,458,580
         iShares MSCI Japan Index Fund                             $ 8,921,385                  $ 9,298,953
         iShares MSCI Malaysia (Free) Index Fund                   $10,664,305                  $ 4,375,112
         iShares MSCI Mexico (Free) Index Fund                     $ 4,740,974                  $ 4,422,958
         iShares MSCI Netherlands Index Fund                       $ 5,719,097                  $ 5,698,201
         iShares MSCI Singapore (Free) Index Fund                  $ 6,032,927                  $ 9,433,021
         iShares MSCI South Korea Index Fund                       $ 8,648,558                  $   997,979
         iShares MSCI Spain Index Fund                             $ 3,829,579                  $ 3,345,070
         iShares MSCI Sweden Index Fund                            $ 4,799,104                  $ 4,443,878
         iShares MSCI Switzerland Index Fund                       $ 7,426,958                  $ 7,972,345
         iShares MSCI Taiwan Index Fund                            $81,679,104                  $ 1,799,800
         iShares MSCI United Kingdom Index Fund                    $24,239,718                  $23,316,557

                                                                   ISHARES, INC.
--------------------------------------------------------------------------------

FOREIGN INCOME TAXES

     For the six months ended February 28, 2001, the iShares MSCI Index Funds' net foreign withholding taxes deducted from foreign dividends received were as follows:

                                                          FOREIGN
                                                         WITHHOLDING
         ISHARES MSCI INDEX FUND                            TAX
         -----------------------                        ------------
         iShares MSCI Australia Index Fund                $ 20,132
         iShares MSCI Austria Index Fund                  $     --
         iShares MSCI Belgium Index Fund                  $  2,326
         iShares MSCI Brazil (Free) Index Fund            $ 43,765
         iShares MSCI Canada Index Fund                   $ 16,336
         iShares MSCI EMU Index Fund                      $  8,257
         iShares MSCI France Index Fund                   $  2,559
         iShares MSCI Germany Index Fund                  $ 48,944
         iShares MSCI Hong Kong Index Fund                $     --
         iShares MSCI Italy Index Fund                    $  1,512
         iShares MSCI Japan Index Fund                    $366,384
         iShares MSCI Malaysia (Free) Index Fund          $     --
         iShares MSCI Mexico (Free) Index Fund            $ 19,136
         iShares MSCI Netherlands Index Fund              $  8,571
         iShares MSCI Singapore (Free) Index Fund         $     --
         iShares MSCI South Korea Index Fund              $  5,097
         iShares MSCI Spain Index Fund                    $ 49,462
         iShares MSCI Sweden Index Fund                   $     --
         iShares MSCI Switzerland Index Fund              $  9,138
         iShares MSCI Taiwan Index Fund                   $  8,882
         iShares MSCI United Kingdom Index Fund           $163,777

MARKET AND PORTFOLIO RISKS

     An investment in an iShares MSCI Index Fund involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in an iShares MSCI Index Fund generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include less liquid and less efficient securities markets; greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of an iShares MSCI Index Fund; higher transaction and custody costs; delays in settlement; difficulties in enforcing contractual obligations; less liquidity and smaller market capitalization of most non-U.S. securities markets; lower levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

     With respect to the two most heavily weighted industries or groups of industries in the benchmark index of an iShares MSCI Index Fund, the iShares MSCI Index Fund will invest in portfolio securities (consistent with its investment objective and other investment policies) such that the weighting of each such industry or group of industries in the iShares MSCI Index Fund does not diverge by more than 10 percentage points from the respective weightings of such industry or group of industries in the benchmark index. An exception to the general policy stated in the previous sentence is that if investment in the stock of a single issuer would account for more than 25% of the iShares MSCI Index Fund, the iShares MSCI Index Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in the benchmark index.

     The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain iShares MSCI Index Funds and, consequently, the investment portfolios of such iShares MSCI Index Funds may adversely affect the performance of such iShares MSCI Index Funds or subject such iShares MSCI Index Funds to greater price volatility than that experienced by more diversified investment companies.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (concluded)
--------------------------------------------------------------------------------

MALAYSIAN CAPITAL RESTRICTIONS

     In response to various capital controls imposed by the Malaysian Government in September 1998, sales of Creation Units of the iShares MSCI Malaysia (Free) Index Fund (the "Malaysia Fund") were suspended, and the Fund announced that it could not effect redemptions of Creation Units of Malaysia Fund shares on an "in-kind" basis. Since April 1, 1999, the Fund has used a foreign exchange rate of 3.8 ringgits per U.S. dollar, the official exchange fixed by the Malaysian authorities, in computing the Malaysia Fund's net asset value per share. The Fund may use different exchange rates for computing the Malaysia Fund's net asset value in the future. The Malaysian capital controls have been revised several times since they were announced. Currently, repatriations of capital by foreign investors such as the Malaysia Fund are generally subject to a levy of 10% of the amount attributable to "profit" as determined pursuant to the relevant Malaysian regulations if the profit is repatriated twelve months or less from realization of the profits. Since May 12, 2000, the Fund has offered to redeem Creation Units of the Malaysia Fund for U.S. dollars, and since May 26, 2000, Creation Units of the Malaysia Fund have been offered for U.S. dollars. The Fund continues to explore the possibility of resuming sales and redemptions of Creation Units of the Malaysia Fund on an "in-kind" basis.

POSSIBLE CLAIM

     A United States patentholder has notified the Fund that it believes that the manner of the Fund's operation results in the Fund, possibly in conjunction with others, engaging in acts of infringement of such patent and has suggested that the Fund or one or more of its service providers enter into a license agreement with it and pay it substantial license fees. In August 2000 the AMEX commenced an action seeking a declaratory judgement that its activities with respect to exchange traded funds, including the Fund, do not infringe that patent or a related patent. The patentholder has counterclaimed, alleging infringement of the related patent by the AMEX and, in January 2001, filed a separate action for infringement of such patent by a number of other parties, including the Fund's investment adviser and distributor. The Fund is not a party to either action. The Fund believes that is has valid defenses to any potential claim of infringement of these patents.

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iShares
BARCLAYS GLOBAL INVESTORS

45 Fremont Street
San Francisco, CA
94105

www.ishares.com

1-800-iSHARES

1-800-474-2737

iShares are distributed by SEI Investments Distribution Co. Barclays Global Fund Advisors serves as an adviser to iShares and is a subsidiary of Barclays Global Investors, N.A., neither of which is affiliated with SEI.

PFPC serves as administrator and transfer agent for the iShares MSCI Series. The Chase Manhattan Bank acts as custodian and securities lending agent.

iShares are not sponsored, endorsed, sold or promoted by MSCI. Nor does this company make any representation regarding the advisability of investing in iShares.

(C)2000 Barclays Global Investors. All rights reserved. iShares is a servicemark of Barclays Global Investors, N.A. All other trademarks, servicemarks or registered trademarks are the property of their respective owners.

BGI-F-009-01000

NOT FDIC INSURED
HAVE NO BANK GUARANTEE
MAY LOSE VALUE